As filed with the Securities and Exchange Commission on August 28, 2007
Securities Act File No. 333-
Investment Company Act File No. 811-05820

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No. ___
☐	Post-Effective Amendment No. ___
and/or
☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	Amendment No. 11

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Exact Name of Registrant as Specified in Charter
Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
1 (800) Hyperion
Registrant’s Telephone Number, Including Area Code
Clifford E. Lai, President
The Hyperion Brookfield Total Return Fund, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

With copies to:
David C. Mahaffey
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006

     Approximate Date Of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.           ☐
     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the offering is           ☐
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed	Proposed Maximum	Proposed Maximum	Amount of
	Amount Being	Offering Price	Aggregate	Registration
Title of Securities Being Registered	Registered	Per Share (*)	Offering Price (*)	Fee
Common Shares, $.01 Par Value	10,294,567 shares	$7.77	$79,988,785	$2,455.66

(*)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low sales prices reported on the New York Stock Exchange on August 24, 2007.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
     Information to be included in Part B is set forth in Part B to this Registration Statement.
     Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PROSPECTUS
SUBJECT TO COMPLETION                                                            August 28, 2007
THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
                     Common Shares
Issuable Upon Exercise of Rights to Subscribe for Such Shares
     The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”) is issuing transferable rights (“Rights”) to its shareholders of record (“Record Date Shareholders”) as of the close of business on      ,        (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of [           ] shares (“Shares”) of the Fund’s common stock (“Common Shares”) of the Fund (the “Offer”). Record Date Shareholders will receive one right for each whole Common Share held on the Record Date. The Rights entitle their holders to purchase one new Common Share for every [     ] Rights held (1-for-[ ]). Record Date Shareholders who fully exercise their Rights will be entitled to subscribe for additional Common Shares that may become available with respect to any unexercised Rights, subject to certain limitations and subject to allotment. The Fund’s outstanding Common Shares are listed and the Common Shares issued in this offer will be listed on the New York Stock Exchange (the “NYSE”) under the symbol “HTR.” The Rights are transferable and will be listed for trading on the NYSE under the symbol “HTR.RT” during the course of the Offer, which may afford non-subscribing Record Date Stockholders the opportunity to sell their Rights for cash value. See “The Offer” on page [ ] of this prospectus for a complete discussion of the terms of the Offer. [The subscription price per Share (the “Subscription Price”) will be determined based on a formula equal to [ ]% of the average of the last reported sale prices of a share of the Fund’s Common Stock on the NYSE on the Expiration Date and the preceding four trading days (the “Formula Price”). If, however, the Formula Price is less than [ ]% of the net asset value per share of the Fund’s Common Stock on the Expiration Date, then the Subscription Price will be [ ]% of the Fund’s net asset value per share on that day.] The offer will expire at 5:00 p.m., Eastern time, on           ,       , unless extended as described in this prospectus.
     On                     ,        the last reported net asset value per share of the Fund’s Common Shares was $       and the last reported sales price of a share on the NYSE was $                     .
(continued on inside front cover)

     Before buying Common Shares of the Fund through the exercise of your Rights in the Offer, you should read the discussion of the material risks of investing in the Fund in “Risk Factors” beginning on page [ ]. Certain of these risks are summarized in “Prospectus Summary—Risk Factors” beginning on page [ ].

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Estimated subscription price (2)	$	$

Sales load(2)(3)	$	$

Proceeds, before expenses, to the Fund(2)(4)	$	$

(footnotes continued on inside front cover)

     The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund invests primarily in U.S. Treasury, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and high yield corporate securities. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objective.
     Hyperion Brookfield Asset Management Inc. (formerly Hyperion Capital Management, Inc.) has served as the Fund’s investment adviser since the Fund’s inception in 1989.
     Record Date Shareholders who do not exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. In addition, because the subscription price per share may be less than the net asset value per share at the expiration of the offer and because the Fund will incur expenses in connection with the offer, the offer is likely to result in a dilution of net asset value per share for all shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of the Fund’s common stock will be on the Expiration Date or what the subscription price will be. Such dilution may disproportionately affect non-exercising shareholders. If the subscription price per share were to be substantially less than the net asset value per share at the expiration of the offer, such dilution would be substantial. The offer includes an over-subscription privilege that may also result in substantial dilution of net asset value per share. The distribution to Record Date Stockholders of transferable Rights, which may themselves have intrinsic value, will afford such stockholders the potential to receive cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. No assurance can be given that a market for the Rights will develop or as to the value, if any, that the Rights will have. See “The Offer—Investment Considerations.”
     This prospectus concisely sets forth information about the Fund that you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated      , 2007, as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page [ ] of this prospectus, annual and semi-annual reports to stockholders, and other information about the Fund and make stockholder inquiries by calling 1-800-HYPERION, by writing to the Fund or by visiting the Fund’s web site (http://www.hyperionbrookfield.com) . You also may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

(footnotes from front cover)

(1)	Assumes that all Rights offered in the Offer are exercised at the estimated Subscription Price.

(2)	[Estimated on the basis of [ ]% of the last reported sale price of a share of the Fund’s common stock on the NYSE on [ ], 2007.]

(3)	[ ] will act as dealer manager for the Offer (the “Dealer Manager”). The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to [ ]% of the Subscription Price per share for each share issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow a portion of its fees to other broker-dealers which have assisted in soliciting the exercise of Rights. The Fund and its investment adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(4)	Before deduction of offering expenses payable by the Fund, estimated at $[ ], including the reimbursement of the Dealer Manager of up to $[ ] for a portion of its reasonable expenses incurred in connection with the Offer.

PROSPECTUS SUMMARY	6
FEE TABLE	12
FINANCIAL HIGHLIGHTS	14
CAPITALIZATION AT MAY 31, 2007	15
TRADING AND NET ASSET VALUE INFORMATION	16
THE OFFER	16
USE OF PROCEEDS	32
THE FUND	32
DESCRIPTION OF FUND INVESTMENTS	39
RISK FACTORS	47
MANAGEMENT OF THE FUND	58
DETERMINATION OF NET ASSET VALUE	60
REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END STATUS	61
DIVIDEND REINVESTMENT PLAN	63
FEDERAL TAXATION	64
DESCRIPTION OF CAPITAL STOCK	65
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR	69
LEGAL OPINIONS	70
REPORTS TO SHAREHOLDERS	70
EXPERTS	70
FURTHER INFORMATION	70
TABLE OF CONTENTS of the STATEMENT OF ADDITIONAL INFORMATION	71
APPENDIX A	72
RATINGS OF CORPORATE OBLIGATIONS	72
     No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained in this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the date hereof or that the information contained herein is correct as of any time subsequent to its date. In the event that a material change in our affairs occurs subsequent to the date hereof, a supplemental prospectus will be distributed in accordance with applicable law. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any securities other than the registered securities to which it relates and does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

PROSPECTUS SUMMARY
     This summary highlights some information from this Prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire Prospectus and the Statement of Additional Information (the “SAI”) carefully, including the risk factors and the financial highlights.
THE FUND
     The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”) has been engaged in business as a diversified, closed-end management investment company since 1989. The Fund’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund’s investment objective will be achieved. See “THE FUND” for more information.
PURPOSE OF THE OFFER
     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund so the Fund may be in a better position to take advantage of attractive investment opportunities and increase the diversification of its portfolio, while achieving other net benefits to the Fund. The Fund’s investment adviser believes that there are a number of attractive investment opportunities in the current market environment.
     The Board also believes that this offer may lower the Fund’s expense ratio. This is because the Fund’s fixed costs can be spread over a larger asset base. The issuance of additional Common Shares may also enhance the liquidity of the Fund’s Common Shares on the NYSE.
     The Board of Directors also has considered the impact of the offer on the Fund’s net asset value per share. Since the subscription price per share will be less than the net asset value per share at the expiration of the offer and because the Fund will incur expenses in connection with the offer, the offer is likely to result in a dilution of net asset value per share for all shareholders. Such dilution will disproportionately affect non-exercising shareholders. If the subscription price per share were to be substantially less than the net asset value per share at the expiration of the offer, such dilution would be substantial.
     There is no assurance that the offer will be successful or that by increasing the Fund’s assets available for investment, the Fund’s aggregate expenses and, correspondingly, its expense ratio, will be lowered.

IMPORTANT TERMS OF THE OFFER

Aggregate number of Common Shares offered
Number of transferable rights issued to each shareholder	One right for each whole Common Share owned on the record date
Subscription ratio	One Common Share for every [ ] rights (1-for-[ ])
Estimated subscription price per share	$
     The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.
IMPORTANT DATES TO REMEMBER

Record Date	,
Subscription Period	, to , *
Expiration Date	, *
Subscription Certificates and Payment for Common Shares Due+	, *
Notice of Guaranteed Delivery Due+	, *
Payment for Guarantees of Delivery Due	, *
Confirmation Mailed to Participants	, *
Final Payment of Shares	, *

*	Unless the offer is extended.

+	A shareholder exercising rights must deliver either (i) a Subscription Certificate and payment for Common Shares or (ii) a Notice of Guaranteed Delivery by , , unless the offer is extended.
SUBSCRIPTION PRICE
[The subscription price per Share (the “Subscription Price”) will be determined based on a formula equal to [ ]% of the average of the last reported sale prices of a share of the Fund’s Common Stock on the NYSE on the Expiration Date and the preceding four trading days (the “Formula Price”). If, however, the Formula Price is less than [ ]% of the net asset value per share of the Fund’s Common Stock on the Expiration Date, then the Subscription Price will be [ ]% of the Fund’s net asset value per share on that day.] See “The Offer—The Subscription Price.”
OVER-SUBSCRIPTION PRIVILEGE
     Record Date Shareholders who fully exercise all of the rights issued to them are entitled to subscribe for those Common Shares which were not subscribed for by others, subject to certain limitations and subject to allotment. Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. If sufficient Common Shares are available, all Record Date Shareholder over-subscription requests will be honored in full. To the extent sufficient Shares are not available to honor all over-subscription requests, unsubscribed Common Shares will be allocated pro rata among Record Date Shareholders who over-subscribe based on the number of Common Shares they owned on the Record Date. See “THE OFFER-OVER-SUBSCRIPTION PRIVILEGE.”
METHOD FOR EXERCISING RIGHTS
     If you wish to exercise your rights, you may do so in the following ways:
     (1) Complete and sign the subscription certificate. Mail it in the envelope provided or deliver the completed and signed subscription certificate with payment in full to                                          at the address indicated on the subscription certificate. Your completed and signed subscription certificate and payment must be received by                     ,       , unless the offer is extended.
     (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date of the offer. A fee may be charged for this service. The notice of guaranteed delivery must be received on or before the expiration date of the offer.
TRANSFERABILITY AND SALE OF RIGHTS
     The rights are transferable until the Expiration Date of the Offer. The rights will be listed for trading on the NYSE under the symbol “HTR.RT” during the course of the Offer. The Fund will use its best efforts to ensure that an adequate trading market for the rights will exist. No assurance can be given that a market for the rights will develop. Trading in the rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date of the Offer. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent (defined below).
     Record Date Stockholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent by 5:00 p.m., Eastern time,        ,        (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date). Alternatively, the Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. See “THE OFFER—TRANSFERABILITY AND SALE OF RIGHTS.”

DISTRIBUTION ARRANGEMENTS
     [                    ] will act as Dealer Manager for this Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Adviser, the Dealer Manager will provide financial structuring services and marketing assistance in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to [ ]% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow a part of its fees to other broker-dealers which have assisted in soliciting the exercise of Rights. The Fund and the Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Other offering expenses incurred by the Fund are estimated at $                    , which includes up to $                     that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the offer.
     Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights. See “The OFFER—DISTRIBUTION ARRANGEMENTS.”
SUBSCRIPTION AGENT
     The subscription agent for the Offer is [                     ] (the “Subscription Agent”).
INFORMATION AGENT
     Please direct all questions or inquiries relating to the offer to the Fund’s information agent as follows:

Toll Free: (800)
     Shareholders may also contact their brokers or nominees for information with respect to the offer.
INFORMATION REGARDING THE ADVISER
     Hyperion Brookfield Asset Management Inc. (formerly Hyperion Capital Management, Inc.) (the “Adviser”), a Delaware corporation and registered investment adviser, acts as the Fund’s investment adviser. The Adviser’s officers and employees have substantial experience in creating, evaluating and investing in the securities in which the Fund invests and in the use of hedging techniques. The Fund pays the Adviser an aggregate monthly fee computed at the rate of 0.65% per annum of the Fund’s average weekly net assets. See “MANAGEMENT OF THE FUND” for more information.
RISK FACTORS
     The following summarizes some of the matters that you should consider before investing in the Fund in connection with this offer. Please refer to the “RISK FACTORS” section of the Prospectus for a more detailed discussion of the following risks.
     Dilution. Shareholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership at this time because the Fund does not know what proportion of the shares will be subscribed or what the subscription price will be.
     The subscription price per share for the offer will be less than the Fund’s net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder’s shares of Common Shares should decrease as a result of the offer. The Fund cannot state precisely the amount of any such decrease in net asset value because it is not known at this time what the net asset value per share will be at the expiration date or what proportion of the shares will be subscribed or what the subscription price will be.
     If you do not wish to exercise your rights, you may still transfer or sell these rights as set forth in this Prospectus. The cash you receive from transferring your rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the rights will develop or the value, if any, that such rights will have.
     Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares.
     Dividends and Distributions. Based on information provided by the Adviser on current market conditions, the Board of Directors believes that the offer may not result in a decrease in the Fund’s current level of dividends per share for the foreseeable future. However, there can be no assurance that the Fund will be able to maintain its current level of dividends per share, and the Board of Directors may, in its sole discretion, change the Fund’s current dividend policy or its current level of dividends per share in response to market or other conditions.
     Residential Mortgage-Backed Securities (“RMBS”) . The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government.
     Commercial Mortgage-Backed Securities (“CMBS”). CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.
     Asset-Backed Securities (“ABS”). ABS share many of the risk characteristics of MBS, including uncertain timing as to return of principal due to prepayment risk on the underlying assets. ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral or may not be secured by a specific interest in real property. Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.
     Derivative Mortgage-Backed Securities (“DMBS”). The yield on DMBS are generally higher than prevailing market yields on MBS because their market prices are more volatile and there is a greater risk that the initial investment will not be fully recouped. The cash flows and yields on DMBS may be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, or to changes in an index on which a floating rate of interest on the classes may be based in a leveraged manner. In addition, certain CMBS interest only (“IO”) classes are subordinated to more senior classes within the CMBS issue, and thus bear substantial credit risk.
     High Yield Mortgage and Corporate Securities. Investors should recognize that below investment-grade and unrated mortgage and corporate securities in which the Fund will invest have speculative characteristics. The prices of lower credit quality securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. Lower rated and unrated securities may be less liquid than certain other fixed income securities.
     Hedging Techniques. The Fund may employ a variety of hedging transactions, including interest rate swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging techniques expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed. While the use of hedging transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential gains that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

     Less Marketable and Illiquid Securities. Under certain market conditions, a substantial portion of the Fund’s portfolio will be invested in securities for which the secondary trading market is not as well developed as the market for certain other fixed income securities. In addition, the Fund may invest in securities which may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).
     Leverage. In borrowing from banks or through reverse repurchase agreements, the Fund will pay interest on borrowed money and may incur other transaction costs, and will pledge some assets as collateral. Borrowing expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, with borrowed money, the Fund may invest in securities which lose value, thereby increasing the amount of loss incurred by an investor.
     Market Disruption Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects these or similar events in the future may have on securities markets.
     Uncertain interest rate environment. United States interest rates have increased to the higher end of the trading range of the last 18 months, but the balance between moderate economic growth and inflation is expected to continue.
     Weakness of sub-prime RMBS market. Continued declines in home price appreciation and, in some cases, home prices, have strongly affected the sub-prime RMBS market. In addition to rising delinquency rates across the highly leveraged loans to weaker borrowers, there has been a rising trend of first payment defaults on loans, which has led to unexpected losses for loan originators. As a result, several prominent sub-prime lenders have closed down or filed for protection under the bankruptcy laws in 2007. The deteriorating situation with loans and lenders has led to instability in the capital markets associated with sub-prime RMBS and ABS CDOs. The ABX index, which hit a low in February 2007, subsequently recovered some of the losses, but news from the rating agencies about subsequent downgrades to sub-prime related securities has since pressured the index back to the low levels of February. Such delinquency and performance problems have negatively impacted the price of CDO liabilities, and significantly reduced the demand for sub-prime RMBS securities.
     Demand for newly issued cash bonds has diminished in the current market, with most underwriter syndicate groups retaining a significant portion of the capital structure at pricing. There has also been a substantial widening of yield spreads, including in Non-Agency prime RMBS and CMBS, due to higher demand for more compensation for risk. The increase in risk premium and the increase in liquidity premium has resulted in a significant mark-to-market adjustment for most sub-prime floating-rate RMBS.
      Increased challenges in financing markets. The opportunity for leverage using MBS has declined in the current market, as widening spreads tend to decrease the value of existing issuances. With the declines in value, lenders under reverse repurchase agreements can be expected to require additional margin to be provided on borrowings to collateralize such arrangements and/or providing lower advance rates against such assets. In addition, new issuance of CDO has slowed down significantly as demand for new issue bonds has decreased in response to widening spreads throughout the capital structure.
     You should carefully consider your ability to assume the foregoing risks as well as those discussed in the Prospectus under the heading “RISK FACTORS” before making an investment in the Fund. The Statement of Additional Information for this Prospectus also contains information about risks associated with an investment in the Fund. An investment in Common Shares of the Fund is not appropriate for all investors.
FEE TABLE

Shareholder Transaction Expenses

Sales Load (as a percentage of the Subscription Price per Share)(1)	%

Dividend Reinvestment Plan Fees	0%

Annual Expenses (as a percentage of net assets attributable to Common Shares)(2)

Management Fees(3)	0.65%
Interest Payments on Borrowed Funds	%

Other Expenses	%

Total Annual Expenses	%

(1)	The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to ___% of the aggregate subscription price for Common Shares issued pursuant to the offer. The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager, selling fees equal to % of the subscription price per share for each Common Share issued pursuant to the offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to % of the subscription price per share for each

Common Share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of Common Shares held by each broker-dealer through the Depository Trust Company (“DTC”) on the record date of the offer. The Fund has also agreed to reimburse the Dealer Manager for its expenses relating to the offer up to an aggregate of $ . In addition, the Fund has agreed to pay fees to the subscription agent and the information agent (as defined in this Prospectus), estimated to be $ and $ respectively, for their services related to the offer, which includes reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund’s shareholders, including those shareholders who do not exercise their rights.

(2)	Amounts are based on estimated amounts for the Fund’s current fiscal year after giving effect to anticipated net proceeds of the offer assuming that all of the rights are exercised and that the Fund incurs the estimated offering expenses.

(3)	The Fund currently pays the Adviser a monthly fee at an annual rate of 0.65% based on the Fund’s average weekly net assets. See “MANAGEMENT OF THE FUND.”
EXAMPLE:

Cumulative expenses paid for the period of:
	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods	$	$	$	$

     The foregoing fee table and example are intended to assist investors in understanding the costs and expenses that an investor in the fund will bear directly or indirectly.
     The Example set forth above assumes reinvestment of all dividends and distributions at net asset value, a payment of a [ ]% sales load and an annual expense ratio of ___%. The table above and the assumption in the Example of a 5% annual return are required by Commission regulations applicable to all investment companies. The example should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund’s Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See “Dividend Reinvestment Plan.”

FINANCIAL HIGHLIGHTS
(FOR EACH COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
     The table below sets forth certain specified information for a Common Share outstanding throughout each period presented. The financial highlights for each period presented, except for the six month period ending May 31, 2007, have been audited since 2005 by [   , LLP,] the Fund’s independent public accountants, whose reports thereon were unqualified. The information for the fiscal year ended November 30, 2004, and prior years has been audited by other independent accountants. The information should be read in conjunction with the financial statements which are included in the Fund’s Statement of Additional Information. Audit reports prepared in connection with this information may be obtained by writing or calling the Fund at the address or phone number listed on the first page of the Prospectus.
Fiscal Years Ending November 30,

	6 month
	period
	ending
	5/31/07	2006	2005	2004	2003	2002
Net asset value – beginning of period

Net investment income

Net realized and unrealized gain (loss) on investments, short sales and futures transactions and swap contracts

Total from investment operations

Distributions:
Dividends from accumulated net investment income to common shareholders

Dividends to common shareholders from capital gains

Total distributions

Net asset value – end of period

Per share market value: end of period

Per share market value: end of period (Market Price)	$8.94	$9.19	$8.22	$10.29	$10.16	$9.28

Total investment return	1.24%	21.37%	(12.63)%	11.31%	20.43%	19.39%

Ratio of operating expenses to average net assets, applicable to Common Share	1.07%	1.14%	1.08%	1.10%	1.15%	1.05%

Ratio of net investment income to average net assets, applicable to Common Share	8.12%	7.36%	8.68%	8.55%	9.10%	9.62%

Portfolio turnover rate	21%*	81%	43%	80%	89%	61%

*	Not annualized

Fiscal Years Ending November 30,

	2001	2000	1999	1998	1997
Net asset value — beginning of period

Net investment income

Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts

Total from investment operations

Distributions:
Dividends from accumulated net investment income to common shareholders

Dividends to common shareholders from capital gains

Total distributions

Net asset value- end of period

Per share market value: end of period

Per share market value: end of period (Market Price)	$8.57	$8.44	$7.38	$8.69	$9.31

Total investment return	13.13%	26.41%	(7.17)%	1.23%	8.64%

Ratio of operating expenses to average net assets, applicable to Common Share	1.11%	1.10%	1.08%	1.05%	1.05%

Ratio of net investment income to average net assets, applicable to Common Share	8.84%	8.50%	8.20%	7.27%	7.45%

Portfolio turnover rate	43%	57%	72%	90%	109%
CAPITALIZATION AT MAY 31, 2007

AMOUNT
OUTSTANDING
EXCLUSIVE OF
		AMOUNT HELD BY THE	AMOUNT HELD BY THE
TITLE OF	AMOUNT	FUND OR FOR ITS	FUND OR FOR ITS
CLASS	AUTHORIZED	ACCOUNT	ACCOUNTS
Common Stock, $0.01 par value	50,000,000 shares	30,876,980 shares	N/A

TRADING AND NET ASSET VALUE INFORMATION
     In the past, the Fund’s Common Shares have sometimes traded at a premium and sometimes at a discount to NAV. Shares of other closed-end investment companies frequently trade at a premium or discount from net asset value. See “RISK FACTORS.”
     The following table shows the high and low sales prices of the Fund’s Common Shares on the NYSE’, quarterly trading volume on the NYSE, the high and low net asset value per share and the high and low premium or discount at which the Fund’s Common Shares were trading for each fiscal quarter during the two most recent fiscal years.

			QUARTERLY			PREMIUM/
			TRADING			(DISCOUNT) TO
			VOLUME	NET ASSET		NET ASSET
	MARKET PRICE		(HUNDREDS	VALUE		VALUE (%)
QUARTER ENDED	HIGH	LOW	OF SHARES)	HIGH	LOW	HIGH	LOW
February 28, 2005 May 31, 2005 August 31, 2005 November 30, 2005

February 28, 2006 May 31, 2006 August 31, 2006 November 30, 2006

February 28, 2007 May 31, 2007
     The net asset value per share of the Fund’s Common Shares at the close of business on August ___,       , (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the offer) and on                     ,       , (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $                    , and $                    , , respectively, and the last reported sales prices of a share of the Fund’s Common Shares on the NYSE on those dates were $                    , and $                    , respectively, and the resulting discount on those dates as a percentage of NAV were                     % and                     %.
THE OFFER
PURPOSE OF THE OFFER
     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund so the Fund may be in a better position to take advantage of attractive investment opportunities and increase the diversification of its portfolio while achieving other net benefits to the Fund. The Fund’s Adviser believes that there are a number of attractive investment opportunities in the current market environment.

     In addition, the Board of Directors believes that increasing the Fund’s assets available for investment may lower the Fund’s expenses as a proportion of average net assets because the Fund’s fixed costs can be spread over a larger asset base. In addition, the issuance of additional Common Shares may enhance the liquidity of the Fund’s Common Shares on the Exchange.
     The Board of Directors has also considered the impact of the offer on the Fund’s net asset value per share. Assuming that all rights are exercised and there is no change in the Fund’s net asset value per share, the offer (after expenses) should result in a decrease to the Fund’s net asset value per share, and, therefore, the offer (after expenses) would result in a dilution to the Fund’s net asset value per share for all shareholders. Such dilution will disproportionately affect non-exercising shareholders. If the subscription price per share were to be substantially less than the net asset value per share at the expiration of the offer, such dilution would be substantial.
     In determining that the offer was in the best interests of the Fund and its shareholders, the Board of Directors retained [                    ] (the “Dealer Manager”) to provide the Fund with financial structuring, marketing and soliciting services relating to the offer, including the structure, timing and terms of the offer. In addition to the foregoing, the Board of Directors considered, among other things, using a fixed price versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if the offer is undersubscribed and the experience of the Dealer Manager in conducting rights offerings. The Board also considered that the Adviser would benefit from the Offer because the investment advisory fee paid by the Fund to the Adviser pursuant to the Investment Advisory Agreement is based on the Fund’s average weekly net assets, which would increase as a result of the Offer. See “THE OFFER—CERTAIN EFFECTS OF THE OFFER.”
     There is no assurance that the offer will be successful or that by increasing the Fund’s assets available for investment, the Fund’s aggregate expenses and, correspondingly, its expense ratio, will be lowered.
     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the offer. Any such future rights offering will be made in accordance with the 1940 Act.
TERMS OF THE OFFER
     The Fund is issuing to its shareholders of record (“Record Date Shareholders”), as of the close of business on                     ,        (the “Record Date”), transferable rights (“Rights”) entitling the holders thereof to subscribe for an aggregate of                      shares (the “Shares”) of the Fund’s Common Shares (the “Offer”). Each Record Date Shareholder is being issued one Right for each whole share of Common Shares owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every [ ] Rights held (1-for-[ ]) (the “Primary Subscription”). Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than            Rights are entitled to subscribe for one Share pursuant to the Primary Subscription.
     The Rights are transferable among Record Date Shareholders and non-Record Date Shareholders. Holders of Rights who are not Record Date Shareholders (“Rights Holders”) may purchase Shares in the Primary Subscription, but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege described below. Record Date Shareholders and Rights Holders purchasing Shares in the Primary Subscription and Record Date Shareholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as “Exercising Rights Holders.”
     Rights may be exercised at any time during the subscription period (the “Subscription Period”), which commences on                     ,       , and ends at 5:00 p.m., New York City time, on                     ,       , unless extended by the Fund (the “Expiration Date”). The Rights are evidenced by subscription certificates (“Subscription Certificates”) that will be mailed to Record Date Shareholders, except as discussed below under “Foreign Shareholders.”
     Shares not subscribed for in the Primary Subscription will be offered, by means of the over-subscription privilege (the “Over-Subscription Privilege”), to those Record Date Shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share). Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under “Over-Subscription Privilege.” For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co. (“Cede”), as nominee for DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.
     The first regular monthly dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of the Shares. It is the Fund’s present policy to pay dividends on the last Thursday of each month, except in December (when the dividend is paid on the last Business Day) (as defined below) to shareholders of record nine days prior to the payment date. Assuming the Subscription Period is not extended, it is expected that the first dividend received by shareholders acquiring Shares in the Offer will be paid on the         Business Day of ___,       . “Business Day” means a day on which the Exchange is open for trading and which is not a Saturday or Sunday or a holiday, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Patriots Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day or any other day on which banks in New York City and Boston are authorized or obligated by law or executive order to close.
     There is no minimum number of Rights which must be exercised in order for the Offer to close. The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.
OVER-SUBSCRIPTION PRIVILEGE
     Shares not subscribed for by Record Date Shareholders or Rights Holders (the “Excess Shares”) will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. Record Date Shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Shareholders’ over-subscription requests will be honored in full. If Record Date Shareholder requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Record Date Shareholders who oversubscribe based on the number of Rights originally issued to such Record Date Shareholders.
     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined herein), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.
     The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege. Shares not sold in connection with the Primary Subscription or the Over-Subscription Privilege will be deregistered.

     [The Adviser and each of the Fund’s Directors may possibly exercise all of the Rights initially issued to them and may request additional Shares pursuant to the over-subscription privilege. Rule 144 under the Securities Act (“Rule 144”) generally provides that an “affiliate” of the Fund (which, for purposes of Rule 144, may include, among other persons, the Adviser and the Fund’s Directors) is entitled to sell, within any three-month period, a number of Shares that does not exceed the greater of 1% of the then outstanding Shares or the average weekly reported trading volume of the Shares during the four calendar weeks preceding the sale. Sales under Rule 144 by covered persons are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from a Director’s or the Adviser’s sale of Shares within a period of less than six months from the purchases may have to be returned to the Fund.]
SUBSCRIPTION PRICE
     [The Subscription Price will be determined based on a formula equal to [ ]% of the average of the last reported sale prices of a share of the Fund’s Common Stock on the NYSE on the Expiration Date and the preceding four trading days (the “Formula Price”). If, however, the Formula Price is less than [ ]% of the net asset value per share of the Fund’s Common Stock on the Expiration Date, then the Subscription Price will be [ ]% of the Fund’s net asset value per share on that day. For example, if the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on the Expiration Date and the four preceding trading days is $[ ] and the net asset value per share is $[ ], then the Subscription Price would be [ ]% of $[ ], or $[ ] per share, because $[ ] is greater than [ ]% of $[ ] (or $[ ]). Market prices and net asset values are for illustrative purposes only; the actual market prices and net asset values used to calculate the Subscription Price may be higher or lower than those used here.]
     Because the Expiration Date of the subscription period will be      ,        (unless the subscription period is extended), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $[ ] per share. See “—PAYMENT FOR SHARES.” Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Shares by the Subscription Agent, except as provided under “—NOTICE OF NET ASSET VALUE DECLINE.” The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed.
     The net asset value (“NAV”) per share of the Fund’s Common Stock at the close of business on [ ],        (the last trading date prior to the date of this prospectus on which the Fund determined its NAV) was $[ ] and the last reported sale price of a share on the NYSE on that day was $[ ].
EXPIRATION OF THE OFFER
     The Offer will expire at 5:00 p.m., Eastern time, on                     ,       , unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 a.m., New York City time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.
SUBSCRIPTION AGENT
     The subscription agent is [                                        ] (the “Subscription Agent”). The Subscription Agent will receive for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be approximately $                     which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund’s transfer agent, dividend-paying agent and registrar for the Common Shares. Questions regarding the Subscription Certificates should be directed to [                                        ], Investor Relations Dept.,                                          (800)                      (toll free); shareholders may also consult their brokers or nominees.
     Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Shareholders) to [                    ] by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (___)                      to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (___)                     . The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See “PAYMENT FOR SHARES” below.
1)	BY FIRST CLASS MAIL:

U.S.A.

2)	BY OVERNIGHT COURIER:

U.S.A.

3)	BY HAND

U.S.A.
DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

METHOD FOR EXERCISING RIGHTS
     Rights are evidenced by Subscription Certificates that, except as described below under “Foreign Restrictions,” will be mailed to Record Date Shareholders or, if a shareholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on                     ,       , the third Business day after the Expiration Date. A fee may be charged for this service. Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than            Rights are entitled to subscribe for one Share pursuant to the Primary Subscription. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under “PAYMENT FOR SHARES”).
     Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option to exercise their Rights as described below under “PAYMENT FOR SHARES.” If time is of the essence, option (2) under “PAYMENT FOR SHARES” below will permit delivery of the Subscription Certificate and payment after the Expiration Date.
     Shareholders Whose Shares Are Held by a Nominee. Shareholders whose Common Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under “PAYMENT FOR SHARES.”
     Nominees. Nominees who hold Common Shares for the account of others should notify the beneficial owners of such Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under “PAYMENT FOR SHARES.”
     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner on the Record Date, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by the beneficial owner and that the beneficial owner exercised all the Rights issued to them pursuant to the Offer.

INFORMATION AGENT
     Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the information agent (the “Information Agent”) at its telephone number and address listed below:

Toll Free: (800)
     Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $___, which includes reimbursement for its out-of-pocket expenses related to the Offer.
PAYMENT FOR SHARES
     Shareholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:
     (1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent based on the Subscription Price of $  per Share. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent’s office at one of the addresses set forth above no later than 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all funds received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.
     (2) Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York

City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program guaranteeing delivery of (i) payment of the Subscription Price of $___ per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on                     ,       , the third Business Day after the Expiration Date.
     On a date within [ ] Business Days following the Expiration Date (the “Confirmation Date”), the Subscription Agent will send to each Exercising Rights Holder (or, if Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription and (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Shareholders). All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
     The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.
     WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE (FOR RECORD DATE SHAREHOLDERS) DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE EXPIRATION DATE OR THE DATE GUARANTEED PAYMENTS ARE DUE UNDER A NOTICE OF GUARANTEED DELIVERY, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (I) FIND OTHER RECORD DATE SHAREHOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES; (II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR (III) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.
     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS

RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.
     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.
     EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER “NOTICE OF NET ASSET VALUE DECLINE.”
TRANSFERABILITY AND SALE OF RIGHTS
     The Rights are transferable until the Expiration Date (including extensions). The Rights will be listed for trading on the NYSE, subject to notice of issuance, under the symbol “HTR.RT” during the course of the Offer. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted on a when-issued basis from                     ,     , until and including                     ,     , and thereafter are expected to trade on a regular way basis until and including the last Business Day prior to the Expiration Date (including extensions). Exercising Rights Holders are encouraged to contact their broker, bank or financial adviser for more information about trading of the rights.
     Sales Through Subscription Agent and Dealer Manager. Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription Certificates representing the Rights to be sold by or to the Dealer Manager must be received by the Subscription Agent on or before                     ,     , (or if the Offer is extended, until two Business Days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the selling Record Date Shareholder. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer

Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights. If a Record Date Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker dealer or financial institution may charge a fee to sell the Rights.
     Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), subject to the standards and procedures adopted by the Fund.
     Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five Business Days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.
     Except for the fees charged by the Information Agent, the Subscription Agent and the Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Information Agent, the Subscription Agent or the Dealer Manager. Stockholders who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the stockholder will incur in connection with the transactions.

     Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring, marketing and solicitation services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights.
     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as “DTC Exercised Rights”. Record Date Shareholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Exercise Form or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.
DISTRIBUTION ARRANGEMENTS
     [           ], which is a broker-dealer and member of the Financial Industry Regulatory Authority, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services equal to ___% of the aggregate Subscription Price for Shares issued pursuant to the Offer. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.
     The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager (“Selling Group Members”) selling fees equal to ___% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to ___% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of Common Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.
     In addition, the Fund may reimburse the Dealer Manager up to an aggregate of $_                     for its reasonable expenses incurred in connection with the Offer. The Fund and the Adviser have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.
     Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares, including Shares acquired through purchasing and exercising the rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with such purchases and sales, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager, and in any event will not exceed ____% of the aggregate Subscription Price of the Shares sold pursuant to the Offer. The Dealer Manager’s fee for its financial structuring, marketing and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of Rights.
     The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of ___days after the date of the Dealer Manager Agreement, except for the Common Shares issued in reinvestment of dividends or distributions or other limited circumstances.
     In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Adviser and their affiliates.
     The principal business address of [                    ] is [          ].
DELIVERY OF SHARE CERTIFICATES
     Certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund’s Dividend Reinvestment Plan (the “Plan”) will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the Common Shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose Common Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.

FOREIGN RESTRICTIONS
     Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (the term “United States” includes the states, the District of Columbia, and the territories and possessions of the United States) (“Foreign Record Date Shareholders”). Foreign Record Date Shareholders will receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders’ accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 p.m., New York City time on ___,      , three business days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Manager will be remitted to Foreign Record Date Shareholders.
NOTICE OF NET ASSET VALUE DECLINE
     The Fund has, as required by the Commission’s registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund’s Registration Statement, the Fund’s net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Exercising Rights Holders to cancel their exercise of Rights.
FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER
     The U.S. federal income tax consequences to holders of Common Shares with respect to the Offer will be as follows:
     1. The distribution of Rights to Record Date Shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights. No loss will be realized if the Rights expire without exercise.
     2. The basis of a Right will be (a) to a holder of Common Shares to whom it is issued and who exercises the Right (i) if the fair market value of the Right at the time of issuance is less than 15% of the fair market value of the Common Shares with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Shares between the Right and the Common Shares based on their respective fair market values at the time the Right is issued), or (ii) if the fair market value of the Right at the time of issuance is 15% or more of the fair market value of the Common Shares with regard to which it is issued, a portion of the basis in the Common Shares based upon their respective fair market values at the time the Right is issued, and (b) to a holder of Common Shares to whom it is issued and who allows the Right to expire, zero.
     3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Shares with regard to which the Right is issued. If the Right is exercised, the holding period of the Common Shares acquired begins on the date the Right is exercised.
          4. If a Right is sold, a gain or loss will be realized by the holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.
          5. A Record Date Shareholder’s basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Shareholder’s basis in the Right, if any, and the Subscription Price per Share. A Record Date Shareholder’s gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss if the Share was held at the time of sale as a capital asset and will be long-term capital gain or loss if the Share is held for more than one year. See “FEDERAL TAXATION – FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON SHARES “ in the Statement of Additional Information for a summary of the capital gains rates applicable to capital gains or losses recognized upon the sale of Shares.
          The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and Treasury regulations presently in effect that are generally applicable to Record Date Shareholders that are United States persons within the meaning of the Internal Revenue Code, and does not cover foreign, state or local taxes. The Internal Revenue Code and Treasury regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisers regarding specific questions as to foreign, federal, state or local taxes. See “FEDERAL TAXATION” in the Statement of Additional Information.
EMPLOYEE PLAN CONSIDERATIONS
          Shareholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, “Retirement Plans”) should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Internal Revenue Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.
          Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Internal Revenue Code. If any portion of an Individual Retirement Account (“IRA”) is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

          ERISA contains fiduciary responsibility requirements, and ERISA and the Internal Revenue Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code.
CERTAIN EFFECTS OF THE OFFER
          The Adviser will benefit from the Offer because the investment advisory fee is based on the Fund’s average weekly net assets. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offer because it is not known how many Shares of the Fund’s Common Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund’s average weekly NAV during 2008 is $[ ] per share (the NAV per share on [       ],        ) and (iii) the Subscription Price is $[ ] per share ([ ]% of the last reported sale price of a share of the Fund’s Common Stock on [ ],         ), and after giving effect to Dealer Manager fees and other offering expenses, the Adviser would receive additional advisory fees of approximately $[       ] for 2008. In addition, one of the Directors who voted to authorize the Offer is an “interested person” (as defined in the 1940 Act) of the Adviser. The other Directors who voted to authorize the Offer are not affiliated with the Adviser. See “MANAGEMENT OF THE FUND” in the prospectus and SAI.
INVESTMENT CONSIDERATIONS
          Upon completion of the Offer, stockholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price per Share will be less than the then NAV per share of the Fund’s Common Shares, the Offer will result in a dilution of NAV per share of the Fund’s Common Stock for all stockholders, irrespective of whether they exercise all or any portion of their Rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the Subscription Price will be, what the NAV per share will be at the Expiration Date or what proportion of Shares will be subscribed for, the dilution could be substantial. For example, assuming that all Rights are exercised, that the Fund’s NAV on the Expiration Date is $[ ] per share (the NAV per share on [ ],         ), and that the Subscription Price is $[ ] per share ([ ]% of the last reported sale price of a share of the Fund’s Common Stock on [ ],         ), the Fund’s NAV per share on this date would be reduced by approximately $[ ] per share, after giving affect to Dealer Manager fees and other offering expenses, estimated at $[ ], payable by the Fund. Record Date Shareholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of Rights, which may themselves have value, will afford non-participating stockholders the potential of receiving a cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests.

IMPORTANT EVENTS TO REMEMBER

Record Date	,
Subscription Period	, to , *
Expiration Date	, *
Subscription Certificates and Payment for Shares Due+	, *
Notice of Guaranteed Delivery Due+	, *
Payment for Guarantees of Delivery Due	, *
Confirmation Mailed to Participants	, *
Final Payment for Shares Due	, *

*	Unless the Offer is extended.

+	A shareholder exercising Rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by ___, , unless the Offer is extended.
USE OF PROCEEDS
          If all of the Rights are exercised in full at the estimated Subscription Price of $                     per Share, the net proceeds of the Offer to the Fund, assuming all                      Shares offered hereby are sold, are estimated to be approximately $                    , after deducting offering expenses payable by the Fund estimated at approximately $                    . The Adviser anticipates that the Fund will take up to 60 days from its receipt of the net proceeds of the Offer to invest the proceeds in accordance with the Fund’s investment objectives and policies or otherwise employ such proceeds (for example, to reduce leverage), but in no event will any such use take longer than six months. Pending the use of the proceeds of the Offer, the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other high-quality instruments. While the proceeds are invested in U.S. Government securities and other high-quality instruments, the proceeds will not be invested in securities consistent with the Fund’s objective of providing high total return.
THE FUND
          The Fund is a diversified, closed-end management investment company. These companies differ from open-end investment companies (commonly referred to as “mutual funds”) in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can make the management of liquidity more difficult. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions.

          The Fund was organized as a corporation under the laws of Maryland on May 26, 1989, and has registered with the Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal office is located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010. The Fund’s investment adviser is Hyperion Brookfield Asset Management, Inc. (formerly Hyperion Capital Management, Inc.), an investment management firm registered with the Commission under the Investment Advisers Act of 1940, as amended. See “MANAGEMENT OF THE FUND.”
INVESTMENT OBJECTIVE
          The investment objective of the Fund is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. This investment objective is fundamental and cannot be changed without a vote of shareholders. The Fund intends to make monthly distributions to the holders of its Common Shares out of net investment income and short-term capital gains. Long-term capital gains and undistributed net short-term gains, if any, will be distributed once annually.
INVESTMENT POLICIES
          The Fund seeks to achieve its investment objective through the following investment policies. These investment policies are nonfundamental and can be changed by the Fund’s Board of Directors without shareholder approval. The Fund invests at least 60% of its assets in the following:
•	residential and commercial MBS that are (i) issued or guaranteed by the U.S. or one of its agencies or instrumentalities or (ii) at the time of investment, investment grade securities (which are securities rated BBB- or above by Standard and Poor’s (“S&P”) or Fitch IBCA (“Fitch”), Baa3 or above by Moody’s Investors Service, Inc. (“Moody’s”) or, if non-rated, are determined by the Adviser to be of comparable credit quality) (S&P, Fitch and Moody’s are collectively referred to herein as the “Rating Agencies”);

•	real estate-related ABS that are, at the time of investment, rated A-/A3 or above by any of the Ratings Agencies; and

•	U.S. Government securities, including obligations of agencies and instrumentalities of the U.S. Government.
          The Fund will invest the balance of its assets in the following:
•	high yield mortgage securities;

•	high yield corporate securities;

•	investment grade real estate-related ABS, rated BBB+/Baa1, BBB/Baa2 or BBB-/Baa3 by any of the Ratings Agencies;

•	non real estate-related ABS, rated A-/A3 or better by any of the Ratings Agencies;

•	investment grade corporate securities, including debt securities, convertible securities and preferred stock;

•	shares of common stock and investment grade issues of real estate investment trusts (“REITs”), including debt securities, convertible securities and preferred stock;

•	shares of closed-end funds whose principal investments are debt securities;

•	DMBS;

•	credit default swaps;

•	total rate of return swaps; and

•	B-notes and mezzanine loans.
          The Fund’s investments in high yield corporate securities will be principally in instruments that are rated BB/Ba or B/B by any of the Ratings Agencies, and the Fund’s investments in high yield mortgage securities are likely to include unrated investments that would not qualify for B-/B3 rating or better.
          The Fund’s investment in DMBS will be limited in the aggregate to 15% of total assets, and may include interest-only and principal-only stripped mortgage-backed securities; CMBS IOs; certain classes of CMOs, CMBS and ABS whose cash flows are substantially interest-only or principal-only in nature; and certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the index on which the floating rate is based.
          The Fund’s investment in credit default swaps and total rate of return swaps will be limited in the aggregate to 20% of gross assets, and in B-notes and mezzanine loans will be limited to 10% of gross assets, and limited to 5% in any one issuer. The Fund’s investment in common stock of REITs will be limited to 10% of the Fund’s gross assets.
          Subject to the limitations stated above, the percentages of total assets invested in the three principal investment categories may vary as the economic environment changes. The Adviser may alter the percentage commitments to these categories (if it believes that such alteration is in the best interests of shareholders) to create a high level of current income while it seeks to minimize net short-term and long-term capital losses. The Adviser also will use various hedging strategies, employing interest rate swap transactions, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. See “INVESTMENT RESTRICTIONS”.
          In addition, leverage is a key element of the Fund’s investment strategy. See “LEVERAGE AND BORROWING.” The proportion of total assets invested in the broad classes of securities and hedging strategies and the Fund’s use of leverage may fluctuate within the investment guidelines that must be complied with for maintenance of a rating on preferred shares, if issued. See “INVESTMENT RESTRICTIONS”.
          If the rating or percentage of a security changes after purchase, the Fund will not be considered in violation of its policy.
          Portfolio Maturity and Turnover. The Fund’s holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Adviser’s outlook for interest rates. To the extent the weighted average maturity of the Fund’s portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. As of May 31, 2007, the weighted average maturity of the Fund’s portfolio holdings was ___ years. The weighted average of the Fund’s portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund’s portfolio will, under normal conditions, exceed [12] years.
          In light of the Fund’s investment objective and policies, the Fund’s portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover.
          Leverage and Borrowing. The Fund intends, subject to applicable law and the maintenance limitations for preferred shares described later in this Prospectus, to obtain leverage through reverse repurchase agreements, secured bank lines of credit and other various forms of borrowing (see below). The use of leverage creates an opportunity for increased net income, but at the same time creates special risk considerations because leveraging is a speculative technique. See “RISK FACTORS.” The Fund may, but does not currently intend, to offer preferred shares under a separate Prospectus for an aggregate offering price not currently expected to exceed 50% of the value of the Fund’s net assets to raise a portion of its capital and to provide investment leverage. Consequently, if the possible offering of preferred shares is not consummated and the Fund must rely primarily on alternate, more costly means to obtain investment leverage, the income available to holders of the Common Shares may be adversely affected. If an offering of preferred shares is successfully consummated, however, the Fund intends to use these alternate means primarily to finance repurchases of its Common Shares and to enhance liquidity and, when it is deemed to be in the best interests of shareholders, obtain additional investment leverage.
          Under the 1940 Act, the Fund cannot declare dividends or other distribution on, or redeem or purchase Common Shares unless, after giving effect thereto, the (i) asset coverage with respect to the Fund’s senior securities representing indebtedness would be at least 300% and (ii) asset coverage with respect to the Fund’s senior securities of a class which is stock, including the preferred shares, would be at least 200%. The use of leverage to the maximum extent permitted under the 1940 Act, however, will require a reduction in outstanding preferred shares and/or indebtedness prior to the declaration of dividends or distributions on, or redemptions or purchases of, Common Shares.
          A failure by the Fund to comply with the asset coverage requirements of the 1940 Act will preclude, among other things, the payment of dividends on the Common Shares. The failure to pay dividends might prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, or, if the Fund retains such qualification, may cause the Fund to incur income and excise taxes on its undistributed income. See “FEDERAL TAXATION –FEDERAL INCOME TAX TREATMENT OF THE FUND” in the Statement of Additional Information.
          The maintenance requirements for preferred shares also may restrict the Fund’s borrowing ability because of the requirement that the Fund both maintain a specified discounted asset value for its portfolio and comply with the asset coverage requirements of the 1940 Act.

Under the anticipated terms of the preferred shares, failure to satisfy either of such requirements may result in mandatory partial redemption of the preferred shares, which could reduce the Fund’s leverage and affect negatively the potential returns on the Common Shares. See “DESCRIPTION OF CAPITAL STOCK – PREFERRED SHARES” and “FEDERAL TAXATION” in the Statement of Additional Information.
          The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as discussed below). Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Under Investment Company Act of 1940 Release No. 10666 (“Rel. 10666”), the SEC indicated that it would not raise the question whether an instrument or arrangement was a senior security if cash or marketable securities equal to 100% of the value of the obligation were maintained in a segregated account to collateralize the obligation. The Fund will follow the guidelines set forth in Rel. 10666 with respect to reverse repurchase agreements. Accordingly, the Fund will not treat these agreements as senior securities for purposes of its investment restrictions; these agreements will affect asset coverage, however, because under the 1940 Act the liability to repurchase the securities offsets the asset that results from the sale of securities.
          The Fund expects that some of its borrowing may be made on a secured basis. For example, the Fund may establish a secured line of credit with one or more lenders. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian.
          Under certain circumstances, and notwithstanding adverse interest rate or market conditions, the Fund may use leverage to obtain sufficient cash to make required distributions or dividends when such leveraging is deemed to be in the best interests of shareholders. Such situations may arise if the Fund’s status as a regulated investment company or its ability to maintain the minimum liquidity levels required by its Articles of Incorporation are endangered. See “FEDERAL TAXATION – FEDERAL INCOME TAX TREATMENT OF THE FUND” in the Statement of Additional Information and “DESCRIPTION OF CAPITAL STOCK – PREFERRED SHARES.”
OTHER INVESTMENT POLICIES
          The Fund may engage in various transactions for hedging purposes (collectively, “Hedging Transactions”), including interest rate swap transactions, interest rate caps and floors,

futures, options on securities and futures, short sales, when-issued purchases and forward commitments. Hedging Transactions may be used to preserve a return or spread on a particular investment within the portfolio or its entire portfolio and to manage the effective maturity or interest rate sensitivity of its portfolio. Hedging Transactions may also be used to attempt to protect against possible declines in the market value of the Fund’s assets resulting from downward trends in the debt securities markets (generally due to an increase in interest rates), to protect any unrealized gains in the value of the Fund’s portfolio securities, to facilitate the sale of such securities, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, or to protect against rising leverage costs due to an increase in interest rates. Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular Hedging Transaction is a function of the overall strategy adopted by the Fund and market conditions. Further Hedging Transactions may be used by the Fund in the future as they are developed or deemed by the Board of Directors of the Fund to be appropriate and in the best interest of investors in the Fund. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a Hedging Transaction. The Fund intends to use these transactions as a hedge against market fluctuations and to manage the interest rate risk of the Fund’s investments and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts, as described below.
          Interest Rate Transactions. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If there is a default by the other party to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transactions.
          The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

          The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.
          The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
          Repurchase Agreements. The Fund may invest, subject to a 5% issuer limit on any one repurchase counterparty, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining overnight flexibility in pursuit of investments of a longer-term nature.
          Lending of Securities. The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
          The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund’s Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund’s Board of Directors.
DESCRIPTION OF FUND INVESTMENTS
     The following table shows the allocation of the Fund’s holdings by asset category as of May 31, 2007:

U.S. Government and Agency Obligations	%
Commercial Mortgage-Backed Securities	%
Asset-Backed Securities	%
Non-Agency Residential Mortgage-Backed Securities	%
High Yield Corporate Bonds	%
Interest Only Securities	%
Common Stocks	%
Preferred Stocks	%
Short Term Investments	%
          The discussion below describes in greater detail the principal categories of securities in which the Fund intends to invest. At the time of making investments in each category, the Adviser will consider the ratings of the securities in which it may invest or, in the case of non-rated securities, the comparability of their credit risk to that of rated securities. The Rating Agencies determine ratings for MBS and certain DMBS by considering the likelihood of the receipt by the holders of such securities of all required distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with the securities. The ratings do not represent an assessment of the likelihood that principal prepayments will be made by mortgagors, which may cause investors to suffer a lower than anticipated yield or fail to recoup their initial investment.
          Ratings on high yield corporate securities are based largely on the issuer’s historical financial information and the Rating Agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular high yield corporate security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating indicates.
          Changes by the Rating Agencies in their ratings of securities may affect the market value of these investments.
          Although the Adviser will consider ratings when making investment decisions for the Fund, it performs its own investment analysis and does not rely principally on the Ratings Agencies. Because investment in lower rated securities involves a greater number of investment considerations than investment in higher rated securities, the achievement of the Fund’s investment objective, to the extent it is contingent upon investment in high yield mortgage and high yield corporate securities, will depend more on the Adviser’s analytical capabilities than would be the case if the Fund were investing exclusively in investment grade corporate securities.
          Investors should note that new types of MBS, DMBS, hedging instruments and other securities in which the Fund may invest are developed and marketed from time-to-time and that, consistent with its investment restrictions, the Fund expects to invest in those securities and instruments that the Adviser believes may assist the Fund in achieving it investment objective. Investments in these securities and instruments will be disclosed to shareholders in the Fund’s annual, semi-annual and other reports. These investments may, however, pose special risks to investors.
          Please refer to the “RISK FACTORS” section of this Prospectus for a comprehensive discussion of the risks associated with the securities in which the Fund invests.

RESIDENTIAL MORTGAGE BACKED SECURITIES (“RMBS”)
          RMBS are securities that directly or indirectly represent participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following:
          (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) and the Federal Home Mortgage Corporation (“Freddie Mac” or “FHLMC”);
          (ii) those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and
          (iii) those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.
           Privately-issued RMBS are secured by a pool of first lien mortgage loans to high quality borrowers. In general, the private-label loans do not qualify as agency eligible due to a loan size larger than the agency limit, or due to some other underwriting criteria such as borrower credit, property type, income documentation or loan-to-value (“LTV”). The LTV is the ratio of the original principal amount of the loan to the assessed value of the property securing the loan at the time of origination. Overall, private label mortgages maybe fall into many sub-sectors, including prime “jumbo” loans - loans that are otherwise agency eligible but larger than the size limit; subprime mortgage loans - loans to borrowers with weaker credit histories than the traditional agency borrower; and Alt-A mortgage loans - loans with additional layers of risk, investor properties or low documentation loans, as examples.
          The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.
          Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid.
COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)
          CMOs are debt obligations or multiclass pass-through or pay-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. CMOs are backed by mortgage pass-through securities (discussed above) or pools of whole loans (all such assets, the “Mortgage Assets”) and are evidenced by a series of bonds or certificates issued in multiple classes or “classes”. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways.
          CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of or investors in mortgage loans. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancement described below under “Credit Support.” In addition, CMOs issued by private sector entities may be illiquid. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a “REMIC”). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.
          In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. As a result of this allocation process, certain classes of a CMO may have more predictable cash flows, while the cash flows of other classes may be less predictable. CMO classes with less predictable cash flows will generally exhibit more volatile market prices and yields. The Fund may purchase CMOs that have been sold in public offerings registered under the Securities Act of 1933 or in private placements. CMOs acquired in private placements will be subject to certain restrictions on resale and accordingly will have limited marketability.
SUBORDINATED CMOs
          The Fund may invest to a significant degree in Subordinated CMOs. Privately-issued CMOs generally are securitized in senior/subordinated structures. In these structures, the senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors, who assume the first losses if there are defaults on the underlying loans. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as the market for other fixed income securities.
COMMERCIAL MORTGAGE-BACKED SECURITIES (“CMBS”)
          CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.
          Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.
          CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.
          Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.
ASSET-BACKED SECURITIES (“ABS”)
          ABS, which may be real estate-related or non-real estate related, are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.
          ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property. Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.
          Real estate-related ABS are secured by pools of loans generally secured by property and buildings. Real estate-related ABS include issues secured by second liens on residential property, commonly referred to as “home equity loans” and “home equity lines-of-credit.” Real estate-related ABS may also be secured by pools of loans secured by first liens on residential property, where the majority of the loans in the pool have initial LTVs of greater than 100%. Such loans are commonly referred to as “high LTV loans”. Real estate-related ABS may also be secured by other forms of residential dwellings such as manufactured housing and by loans used to finance the building and establishment of franchise business. Investment in real estate-related ABS will be limited to those which have obtained the rating of at least BBB-/Baa3 from any of the Ratings Agencies.
          Non-real estate-related ABS are secured by pools of loans, receivables, leases or other forms of indebtedness or claims to identifiable cash flows which are not secured by property or buildings. Investment in non-real estate-related ABS will be limited to those which have obtained the rating of at least A-/A3 from any of the Ratings Agencies.
CREDIT SUPPORT
          Many of the CMOs, CMBS and ABS in which the Fund will invest are issued in a senior/subordinated structure. In these structures, the senior class investors have greater protection against potential losses on the underlying loans or assets than do the subordinated class investors. Subordinated classes are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or securities backed by third party credit enhancement or guaranteed by a governmental entity. Subordinated classes may also have limited marketability.
          In senior/subordinated structures, CMOs, CMBS and ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as “third party credit support”), through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

HIGH YIELD MORTGAGE-BACKED SECURITIES
          Certain subordinated classes of RMBS and CMBS are considered to be high yield MBS. Such securities are generally rated BB+/Ba1 or lower or are unrated. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative, and may have limited marketability.
U.S. GOVERNMENT SECURITIES
          U.S. Government Securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.
HIGH YIELD CORPORATE SECURITIES
          High yield corporate securities generally are U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stock, which have higher yields and lower ratings than fixed income instruments that are rated investment grade or are comparable to investment grade securities. High yield corporate securities are generally rated BB+/Ba1 or lower by any of the Rating Agencies. The Fund’s investments in high yield corporate securities will be principally in those high yield corporate securities which, at the time of investment, are rated BB/Ba or B/B by any of the Rating Agencies or in any non-rated high yield corporate security which, at the time of investment, the Adviser believes is at least of comparable credit quality. The Fund also may purchase securities that, at the time of investment, are rated BBB/Baa by any of the Rating Agencies if adverse market perceptions cause the securities to have yields comparable to those of securities rated BB/Ba. Securities with ratings below BB+/Ba1 are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund may continue to hold high yield corporate securities that were downgraded subsequent to purchase, including securities that may be in default. Securities in the lower rating categories are considered to have major risk exposures to adverse conditions. The Fund may allocate an amount not to exceed $30 million in high yield corporate securities to be managed directly by the Adviser. The Rating Agencies’ descriptions of the various rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A, “Ratings of Corporate Obligations”.
          The Fund may invest in certain types of high yield corporate securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the Fund.

DERIVATIVE MORTGAGE-BACKED SECURITIES (“DMBS”)
          DMBS include securities such as interest only and principal only stripped MBS, interest-only classes of CMBS (“CMBS IOs”), and certain classes of CMOs, CMBS and ABS whose cash flows are substantially interest-only or principal-only in nature. DMBS also include certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the index on which the floating rate is based. The Fund will invest no more than 15% of its assets in DMBS. The Fund has no intention, under current tax laws, to invest in CMO residuals or ABS residuals.
          The yields on DMBS are generally higher than prevailing market yields on MBS; however, their market prices generally are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques. See “OTHER INVESTMENT POLICIES” in the Statement of Additional Information.
          Although DMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary market trading in these securities may not be as well developed as the market for certain other fixed-income securities.
          Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
          There are generally two types of classes of SMBS, one of which (the “IO [interest only] class”) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of Mortgage Assets and the other of which (the “PO [principal only] class”) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets.
          Interest-Only Commercial Mortgage Backed Securities (“CMBS IOs”). The Fund may also invest in CMBS IOs, which are classes of CMBS that are not entitled to (or only nominal) payments of principal, but only to payments of interest. The yield to maturity of IOs is very sensitive to changes in the weighted average life of such securities, which in turn is dictated by the rate of prepayments on the underlying Mortgage Assets. Yields on IOs may be adversely affected by interest rate changes. In periods of declining interest rates, rates of prepayments on mortgage loans generally increase, and if the rate of prepayments is faster than anticipated, then the yield on IOs will be affected adversely. The Fund also may invest in sub IOs, a class for which interest generally is withheld and used to make principal payments on more senior classes. Sub IOs provide credit support to the senior classes, and thus bear substantial credit risk. Moreover, because all IO classes only receive interest payments, their yields are extremely sensitive not only to default losses but also to changes in the weighted average life of the relevant classes, which in turn will be dictated by the rate of prepayments on the underlying Mortgage Assets.
          Other DMBS. The Fund may also invest in certain classes of CMOs, CMBS and ABS that carry a floating rate of interest with a highly levered relationship to the Index on which the floating rate is based. Examples of such Indices include the London Inter-Bank Offered Rate (“LIBOR”), and the Federal Home Loan Bank’s 11th District Cost of Funds Index (“COFI”). The floating rate of interest of these classes may vary directly or inversely with the respective Indices, and may be affected by caps and floors. The yield to maturity and prices of these securities may be extremely sensitive to movements in the Indices. In addition, the classes may be affected by prepayment risk on the underlying mortgage assets, and may be significantly less liquid than other types of MBS.
          CMO Residuals. Under current tax law, the Fund will not invest in CMO residuals or ABS residuals.
SWAP AGREEMENTS
          Total Rate of Return Swaps. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount.
          Credit Default Swaps. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). For some credit default swaps, upon the occurrence of a credit event with respect to a reference obligation, the buyer of protection may have the option to deliver the reference obligation to the seller of protection in part or in whole at par or to elect cash settlement. In this event, should the buyer of protection elect cash settlement for a credit event that has occurred, it will trigger a payment, the amount of which is based on the proportional amount of failure or write down. In the case of a distressed ratings downgrade, the buyer of protection must deliver the reference obligation to the seller of protection, and there is no cash settlement option. In most cases, however, the credit default swap is a PAUG (pay as you go) credit default swap, in which case, at the point a write-down or an interest shortfall occurs, the protection seller pays the protection buyer a cash amount, and the contract remains outstanding until such time as the reference obligation has a factor of zero. In most of these instances, it will create a loss for the protection seller.
           The Fund may enter into credit default swap transactions (each, a “CDS Synthetic Security”) with one or more synthetic security counterparties (each, a “CDS Counterparty”) under which the Fund will, as seller or buyer of protection, acquire or sell synthetic exposure to the related reference obligation(s) (each, a “Reference Obligation”). Investments in CDS Synthetic Securities present risks in addition to those associated with underlying Reference Obligations, as well as additional risks associated with synthetic securities. See “RISK FACTORS - CREDIT DEFAULT SWAPS.”
          The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recognized as unrealized gain or loss. The Fund may invest up to 20% of its gross assets in such swap transactions, subject to a limit of 5% for any issuer.
REAL ESTATE INVESTMENT TRUSTS (“REITS”)
          The Fund may invest up to 5% of its gross assets in shares of common stock of mortgage REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Internal Revenue Code. Mortgage REITs invest primarily in real estate mortgages and derive income from the collection of interest payments. REITs generally pay little or no federal income tax, but are subject to a number of special requirements set forth in the Internal Revenue Code, one of which is the requirement to annually distribute at least 90% of its taxable income in the form of dividends to its shareholders. The distribution requirement may hamper a REIT’s ability to retain earnings and generate growth from internal resources. However, other considerations may result in potential for stock price appreciation, such as improvements in the REITs underlying leasing markets, changes in interest rates or increasing demand for REIT stocks.
B-NOTES AND MEZZANINE LOANS
          A B-Note represents a subordinated interest in a loan collateralized by a commercial property. A mezzanine loan is an obligation that is secured by the borrower’s equity interest in a property that is subject to a first mortgage. B-Notes and mezzanine loans are typically not rated by credit rating agencies. The Fund may invest up to 10% of gross assets in such securities, subject to a limit of 5% for any issuer.
RISK FACTORS
          An investment in the Fund is subject to a number of risks and special considerations, including the following:
DILUTION
          Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the Shares will be subscribed.
          The Subscription Price per share for the Offer will be less than the Fund’s net asset value per share. Assuming that all Rights are exercised and there is no change in the net asset value per share, shareholders would experience an immediate dilution of the aggregate net asset value of their Common Shares as a result of the Offer. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the net asset value per share will be at the expiration date or what proportion of the Shares will be subscribed. Such dilution could be substantial.
          For example, assuming that all Rights are exercised at the Subscription Price of $                     and the net asset value per share at the Expiration Date was $                    , the Fund’s net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $                     per share (or                     %).
          The fact that the Rights are transferable may reduce the effects of any dilution as a result of the Offer. You can transfer or sell your Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. The Fund cannot give any assurance that a market for the Rights will develop or the value, if any, that the Rights will have.

RESIDENTIAL MORTGAGE-BACKED SECURITIES
          The investment characteristics of RMBS differ from those of traditional debt securities. The major difference include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In periods of declining mortgage interest rates, prepayments on RMBS generally increase. If general interest rates also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. RMBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. In general, changes in both prepayment rates and interest rates will change the total return on RMBS. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities, even if the securities have been assigned the highest rating by a ratings agency or are issued or guaranteed by the U.S. Government or one if its agencies or instrumentalities. The Fund may use hedging techniques to attempt to mitigate this risk.
SUBORDINATED MBS
          The Fund may invest to a significant degree in subordinated classes of MBS. Subordinated classes of MBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or MBS backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government. In addition, in certain market conditions, the market for subordinated classes of MBS may not be as liquid as for other fixed income securities.
          To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, all or a portion of the principal could be lost.
COMMERCIAL MORTGAGE-BACKED SECURITIES
          CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potential unrecoverable principal loss from the sale of foreclosed property. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such CMBS and the risks associated with direct ownership of real estate. This may be especially true in the case of CMBS secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans.

          Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.
          In general, any losses on a given property, the lien on which is included in a CMBS, will be absorbed first by the equity holder of the property and then by the “first loss” subordinated security holder to the extent of its principal balance. Because the Fund intends to invest in both senior classes and subordinated classes of CMBS, in the event of default of the equity support, any debt classes junior to those in which the Fund invests will bear losses prior to the Fund. However, there can be no assurance that the Fund will be able to recover all of its investments in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline, the Fund may bear significant losses. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of losses in CMBS.
ASSET–BACKED SECURITIES
          ABS share many of the risk characteristics of MBS, including the risk of default on the underlying collateral and uncertain timing as to return of principal due to prepayment risk on the underlying assets.
          The level of defaults on ABS collateral vary by loan originator, type of loan collateral, borrower demographics and selection criteria used to form the pool of receivables backing an ABS, as well as by changes in economic conditions. Factors which may influence the level of defaults and net losses on a pool of assets include the underwriting standards of the loan originator, the servicing and collection capabilities of the servicer, whether the loans are themselves secured by assets, and geographic diversity of the loans in the pool.
          ABS also present certain risks that are not presented by MBS. These securities may not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property. For example, the risk of non-payment from credit card receivables is generally not secured by a specific interest in real property. Automobile and manufactured housing receivables are secured by assets that depreciate in value. Home equity loans may be fixed loans or revolving lines of credit secured by the equity value of the borrower’s single family home. Because of the large number of vehicles involved in a typical issuance involving automobile receivables and technical requirements under state laws, the trustee for the holders of obligations backed by automobile receivables may not have a perfected security interest in all of the vehicles securing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. In addition, many issuers of obligations backed by automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.
          Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

INVESTMENT GRADE SECURITIES
          The Fund intends to own MBS, CMBS and ABS in all four investment grade rating categories (AAA/Aaa, AA/Aa, A/A, and BBB/Baa), and may own investment grade corporate securities as well. In general, the ratings assigned to securities by nationally recognized rating agencies represent the opinions of these agencies as to the issuer’s creditworthiness, ability to make timely repayments of principal and interest and the nature and quality of the collateral underlying the obligation. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.
          The Fund’s investment in securities rated at the time of investment in the second, third or fourth highest rating category by a nationally recognized rating agency incrementally increases the risk of nonpayment and of significant delay in payment on such securities which nonpayment or delay could have an adverse impact on the net income and dividends of the Fund and on the Fund’s ability to achieve its investment objectives. Securities rated in the fourth highest rating category by a nationally recognized rating agency have speculative characteristics. For example, debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Such bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. See “Appendix A.”
          Ratings downgrades may adversely affect the value of a security and may have an adverse effect on the net asset value of the Fund and on the Fund’s ability to achieve its investment objective.
HIGH YIELD MORTGAGE AND CORPORATE SECURITIES
          Investors should recognize that below investment-grade and unrated mortgage and corporate securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund’s Common Shares. While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.
          Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.
          In general, the ratings of the Rating Agencies represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.
DERIVATIVE MORTGAGE-BACKED SECURITIES
          The yield on DMBS are generally higher than prevailing market yields on MBS, however, their market prices generally are more volatile and there is a greater risk that the initial investment will not be fully recouped. The cash flows and yields on DMBS may be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, or to changes in an index on which a floating rate of interest on the class may be based in a leveraged manner.
          The cash flows of SMBS, including IOs and POs and securities whose cash flows are substantially interest-only or principal-only, are generally extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid rate of principal prepayments is likely to have a material adverse affect on the yield to maturity and market value of IOs; a rapid slowing of prepayments is likely to have a material adverse affect on the yield to maturity and market value of POs. Ratings of MBS, including IOs and POs, address only the likelihood of the receipt by investors of all distributions to which such investors are entitled, but do not represent any assessment of the likelihood or rate of principal prepayments. Therefore, depending on the rate of principal prepayments on the underlying Mortgage Assets, IO or PO investor may experience a lower than anticipated yield or fail to recoup its initial investment notwithstanding a AAA or Aaa rating.

          CMBS IOs are classes of CMBS that are entitled to no (or only nominal) payments of principal, but only to payments of interest. The yield to maturity of CMBS IOs is very sensitive to changes in the weighted average life of such securities, which in turn is dictated by the rate of prepayments on the underlying Mortgage Assets. The yield on CMBS IOs may be adversely affected by interest rate changes. In periods of declining interest rates, rates of prepayments on mortgage loans generally increase. If the rate of prepayments occurs faster than anticipated, then the yield on CMBS IOs will be affected adversely. In addition, certain CMBS IOs are subordinated to more senior classes within the CMBS issue, and thus bear substantial credit risk.
          The cash flows of certain other DMBS may be extremely sensitive to a rapid change in index rates on which a floating coupon is based. Such a change may have a material adverse affect on the yield to maturity and market value of DMBS that carry a floating rate of interest with a highly levered relationship to the index rate on which the floating rate is based. The cash flows on these securities may also be sensitive to prepayment risk.
LESS MARKETABLE AND ILLIQUID SECURITIES
          Under certain market conditions, a substantial portion of the Fund’s portfolio will be invested in securities for which the secondary trading market is not as well developed as the market for certain other fixed income securities or that are otherwise considered less marketable or illiquid. Liquidity of a security refers to the ability to easily dispose of securities and the price to be obtained, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. Securities which have limited marketability or which may be regarded as illiquid may include subordinated classes of CMOs, CMBS, ABS, DMBS, and high yield mortgage and corporate securities. In addition, the Fund may invest in securities which may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer and the small size of the issue (relative to the issues of comparable interests).
TOTAL RATE OF RETURN SWAPS
           Total rate of return swap transactions involve risks that are similar to those of interest rate swaps, and also involve additional risks. See “THE FUND - OTHER INVESTMENT POLICIES.” The total rate of return of a published index or basket of bonds may exhibit substantial volatility. The total rate of return of an index in any given period may be positive or negative, and if it is negative and the Fund is receiving the total rate of return of that index in its part of the swap agreement, the Fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, the index on which the swap is based may cease to be published, or unusual market conditions in the basket of bonds on which the swap is based may prevent the index total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the Fund to lose some of the anticipated benefit from the swap, or otherwise reduce the Fund’s return.
CREDIT DEFAULT SWAPS
           Entering into swap agreements involves, to varying degrees, elements of credit and market risk. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations.
           Certain Additional Risks Associated with Credit Default Swap Synthetic Securities. Investments in CDS Synthetic Securities present risks in addition to those associated with underlying Reference Obligations, as well as additional risks associated with synthetic securities. The economic return on a CDS Synthetic Security depends substantially on the performance of related Reference Obligations. CDS Synthetic Securities generally have probability of default, recovery upon default and expected loss characteristics that are closely correlated to the corresponding Reference Obligation, or to a specified tranche of a portfolio of Reference Obligations, but may have different maturity dates, coupons, payment dates or other non-credit characteristics than the corresponding Reference Obligation. Investments in such types of assets through the purchase of CDS Synthetic Securities present risks in addition to those resulting from direct purchases of securities. With respect to CDS Synthetic Securities, the Fund will usually have a contractual relationship only with the counterparty of such CDS Synthetic Security, and not the Reference Obligation or the obligor under the Reference Obligation (the “Reference Obligor”). The Fund generally will have no right directly to enforce compliance by the Reference Obligor with the terms of either the Reference Obligation or any rights of set-off against the Reference Obligor, nor will the Fund generally have any voting or other consensual rights of ownership with respect to the Reference Obligation. The Fund will not directly benefit from any collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the CDS Synthetic Counterparty, the Fund will be treated as a general creditor of such counterparty, and will not have any claim of title with respect to the Reference Obligation. Consequently, the Fund will be subject to the credit risk of the CDS Synthetic counterparty as well as that of the Reference Obligor. As a result, concentrations of CDS Synthetic Securities entered into with any one counterparty will subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. There is no requirement that any of the CDS Synthetic Counterparties be rated by any rating agency, or have any minimum net worth or other indication of credit worthiness.
REAL ESTATE INVESTMENT TRUSTS
          REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax on distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act.

HEDGING TECHNIQUES
          The Fund may employ a variety of Hedging Transactions, including interest rate swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging techniques expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed. The principal risks relating to the use of Hedging Transactions are: (a) possible imperfect correlation between changes in the value of the hedging instrument and the changes in the market value of the underlying securities; (b) possible lack of a liquid secondary market for closing out or offsetting a hedging position; (c) losses on hedging positions resulting from general movements in securities prices or interest rate movements not anticipated by the Adviser, and (d) the possibility that the Fund could be obligated to pay variation margin on a hedging position at a time when it would be disadvantageous to do so. While the use of Hedging Transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential gain that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Adviser is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.
OPTIONS TRANSACTIONS
          The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying security does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying security directly instead of purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option but to sell the underlying security, such potential option purchaser might have less of a loss. An option purchaser does not have the choice of “waiting out” an unexpected decrease or increase in the underlying securities’ price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable, the market price of the underlying interest must exceed or be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.
          The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.
          The Fund’s ability to close out its position as a writer or purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are:

(i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities may be considered illiquid.
FUTURES TRANSACTIONS
          The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund’s position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedge position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser’s ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.
REPURCHASE AGREEMENTS
          The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
LEVERAGE
          In borrowing from banks or through reverse repurchase agreements, the Fund will pay interest on borrowed money and may incur other transaction costs, and will pledge some assets as collateral. Borrowing expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, the Fund may invest in securities with borrowed money which lose value, thereby increasing the amount of loss incurred by an investor. In times of volatile markets, a drop in the value of the assets of the Fund may cause the Fund to violate agreed upon credit maintenance ratios. This could result in a default under such loan agreements causing an early call of a loan and/or the payment of penalties to the lender; thereby causing a loss of income and/or principal to investors in the Fund. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.
SHORT SALES
          If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security or otherwise closes the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The projected offset to this price risk within the portfolio is the market value gain of the similar securities held by the Fund. However, changes in the value of the securities sold short and of the portfolio securities may not correlate under some market conditions.
TAXABLE INCOME WITHOUT CASH DISTRIBUTIONS
          The Fund is permitted to invest in securities that are deemed to have original issue discount for federal income tax purposes, such as zero coupon securities and certain high yield mortgage or corporate securities or DMBS. Such securities are purchased at a discount from their face values to reflect that interest payments are either not made on a current basis or do not reflect prevailing interests rates for instruments of like grade and quality. When held to maturity, part or all of the yield of such instruments will consist of the payment of an amount equal to the original issue or market discount, which is generally equal to the difference between their purchase price and their redemption price. Each year, the Fund is required to accrue with respect to such securities a portion of the original issue discount or the market discount (if the Fund elects to accrue market discount on a current basis with respect to such instruments), which is considered investment company taxable income in that year under the Internal Revenue Code, notwithstanding the fact that there is no corresponding distribution of cash to the Fund. Consequently, an investment by the Fund in the above securities may cause the Fund to incur borrowings or to liquidate a portion of its portfolio, at rates or times (as the case may be) that the Adviser regards as unfavorable in order to distribute all of its investment company taxable income. For a discussion of certain tax consequences resulting from the inclusion of the above securities in the Fund’s portfolio, see “FEDERAL TAXATION – FEDERAL INCOME TAX TREATMENT OF THE FUND” in the Statement of Additional Information.
DISCOUNT FROM NET ASSET VALUE
          The shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset values, but may trade at a premium. In the past, Common Shares of the Fund have generally traded at a discount, but have, on occasion, traded at a premium. The Fund cannot predict whether its Common Shares will trade at, above or below net asset value in the future. The value of the debt securities in the Fund’s investment portfolio and its net asset value will fluctuate, generally inversely, with changes in interest rates. The possibility that Common Shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund’s net asset value will decrease. The Fund will employ various hedging techniques to hedge against the negative fluctuations in net asset value that may result from certain changes in interest rates. Market price risk may be greater for investors who intend to sell their Shares in a relatively short period after completion of this offering.
          In an effort to reduce or eliminate a market value discount from net asset value, the Fund will consider at least once annually, in accordance with applicable law and subject to the rights of holders of any preferred shares, repurchasing Common Shares in the open market or tendering for Common Shares at net asset value as of the close of business on the date that the Offer ends, in either case in amounts deemed advantageous to the Fund and the holders of Common Shares. The Fund may incur debt to finance repurchases, which poses certain risks to holders of Common Shares. Any borrowings for this purpose will be subject to the asset coverage requirements and borrowing restrictions of the 1940 Act and any investment guidelines established in connection with preferred shares. There can be no assurance that the Board of Directors will authorize such repurchases and/or tender offers or that, if undertaken, such actions will result in an improvement in the price of the Common Shares. See “DETERMINATION OF NET ASSET VALUE” and “REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END STATUS”.
ANTI-TAKEOVER PROVISIONS
          Certain anti-takeover provisions adopted by the Fund will make a change in the Fund’s business or management without the approval of the Board of Directors more difficult and might have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium above the prevailing market price. For a discussion of these and other anti-takeover provisions see “DESCRIPTION OF CAPITAL STOCK – ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS.”
DIVIDENDS AND DISTRIBUTIONS
          Subject to market conditions, the Fund seeks to provide its shareholders with a relatively stable level of dividends per share paid from net investment income and short-term capital gains. However, the Fund cannot give any assurance that it will be able to maintain its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund’s current dividend policy or its current level of dividends per share in response to market or other conditions. The Fund’s ability to maintain a stable level of dividends is a function of the yield generated by the Fund’s investments, which depends on market conditions at the time those investments are made and on the performance of those investments. If issued, preferred shares will have a preference on dividends.
          Long-term capital gains and undistributed net short-term gains, if any, will be distributed once annually. Shareholders may elect to participate in the Fund’s dividend reinvestment plan. See “DIVIDEND REINVESTMENT PLAN.” “Net investment income”, as used above, includes all dividends, interest and other income earned by the Fund on its portfolio holdings, net of the Fund’s expenses. Monthly notices will be provided in accordance with Section 19(a) of the 1940 Act. For a discussion of certain possible restrictions on the Fund’s ability to declare dividends on the Common Shares see “LEVERAGE AND BORROWING” and “DESCRIPTION OF CAPITAL STOCK – PREFERRED SHARES.”
          To the extent that the Fund’s portfolio investments generate income exceeding that which is required to pay any target level of dividends set by the Board of Directors, the Fund may decide to retain and accumulate that portion of the Fund’s income which exceeds such dividend level and may pay applicable taxes thereon, including any federal income or excise taxes.
          Alternatively, to the extent that the Fund’s current income is not sufficient to pay any target level of dividends set by the Board of Directors, the Fund may distribute to its shareholders all or a portion of any retained earnings or make a return of capital to maintain such target level.
          Based on information provided by the Adviser on current market conditions and available leverage opportunities, the Board of Directors believes that the Offer may not result in a decrease in the Fund’s current level of dividends per share for the foreseeable future.
          The Fund will not be permitted to declare dividends or other distributions with respect to the Common Shares or any series of preferred shares or purchase Common Shares or any series of preferred shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.
          Given the above-described investment risks inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.
MARKET DISRUPTION
      The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects these or similar events in the future may have on securities markets
VOLATILITY IN CURRENT MARKET
     Uncertain interest rate environment. United States interest rates have increased to the higher end of the trading range of the last 18 months, but the balance between moderate economic growth and inflation is expected to continue.
     Weakness of sub-prime RMBS market. Continued declines in home price appreciation and, in some cases, home prices, have strongly affected the sub-prime RMBS market. In addition to rising delinquency rates across the highly leveraged loans to weaker borrowers, there has been a rising trend of first payment defaults on loans, which has led to unexpected losses for loan originators. As a result, several prominent sub-prime lenders have closed down or filed for protection under the bankruptcy laws in 2007. The deteriorating situation with loans and lenders has led to instability in the capital markets associated with sub-prime RMBS and ABS CDOs. The ABX index, which hit a low in February 2007, subsequently recovered some of the losses, but news from the rating agencies about subsequent downgrades to sub-prime related securities has since pressured the index back to the low levels of February. Such delinquency and performance problems have negatively impacted the price of CDO liabilities, and significantly reduced the demand for sub-prime RMBS securities.
     Demand for newly issued cash bonds has diminished in the current market, with most underwriter syndicate groups retaining a significant portion of the capital structure at pricing. There has also been a substantial widening of yield spreads, including in Non-Agency prime RMBS and CMBS, due to higher demand for more compensation for risk. The increase in risk premium and the increase in liquidity premium has resulted in a significant mark-to-market adjustment for most sub-prime floating-rate RMBS. As of June 30, 2007, the Fund had investments of $113.4 million with exposure to the sub-prime market.
      Increased challenges in financing markets. The opportunity for leverage using MBS has declined in the current market, as widening spreads tend to decrease the value of existing issuances. With the declines in value, lenders under reverse repurchase agreements can be expected to require additional margin to be provided on borrowings to collateralize such arrangements and/or providing lower advance rates against such assets. In addition, new issuance of CDO has slowed down significantly as demand for new issue bonds has decreased in response to widening spreads throughout the capital structure.

MANAGEMENT OF THE FUND
BOARD OF DIRECTORS
          The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Board of Directors. See “DIRECTORS AND OFFICERS” in the Statement of Additional Information for more information.
ADVISER
          The Fund has engaged Hyperion Brookfield Asset Management, Inc. (formerly Hyperion Capital Management, Inc.) to provide professional investment management for the Fund pursuant to an Advisory Agreement dated April 28, 2005. The Adviser is a Delaware corporation which was organized in February 1989. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Subject to the authority of the Board of Directors, the Adviser is responsible for overall management of the Fund’s business affairs. The Adviser’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts and closed-end mutual funds. In its investment process, the Adviser focuses on relative value opportunities, particularly in the MBS and ABS markets
          The Adviser is a wholly owned subsidiary of Brookfield Asset Management, Inc. Mr. Clifford E. Lai, the President and a Director of the Fund, is the Chairman of the Board of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser’s profits. Mr. John J. Feeney, Jr. is a Board Director, President and Chief Executive Officer of the Adviser and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, is also Managing Director, Chief Operating Officer and Chief Financial Officer of Brookfield Operations and Management Services, LLC, an affiliate of the Adviser. Mr. Jonathan C. Tyras, Secretary of the Fund, and Ms. Josielyne K. Pacifico, Chief Compliance Officer of the Fund, are also employees of the Adviser.
          The Adviser provides advisory services to several other registered investment companies, all of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, DMBS and ABS, and in using hedging techniques. Mr. Lai was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.
          Portfolio Management. As of July 13, 2007, Michelle Russell-Dowe is responsible for the day to day management of the Fund’s portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Senior Portfolio Manager with over 12 years of industry experience. She joined the Adviser in 1999, and as head of the RMBS and ABS investment team, Ms. Russell-Dowe is responsible for the Adviser’s RMBS and ABS exposures and the establishment of RMBS and ABS portfolio objectives and strategies. The Statement of Additional Information provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of Common Shares of the Fund.
ADVISORY AGREEMENT
          On March 20, 2007, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the “Disinterested Directors”), approved extension of the Advisory Agreement through April 30, 2008. At the time of the Board’s approval of the latest extension of the Advisory Agreement, Mr. Lai was an interested person of the Fund. The Advisory Agreement was last submitted to a vote of the shareholders of the Fund at the Annual Meeting of the shareholders of the Fund held on April 19, 2005. At that meeting, the shareholders approved the Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days’ written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).
          Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund’s assets and to provide such investment research, advice and supervision, in conformity with the Fund’s investment objective and policies, as may be necessary for the operations of the Fund.
          The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund’s average weekly net assets, which, for purposes of determining the Adviser’s fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Adviser during the last fiscal year of the Fund amounted to $1,785,640. During the six months ended May 31, 2007, the Adviser earned $901,426 in investment advisory fees. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is included in the Fund’s semi-annual report for the period ended May 31, 2007.

ADMINISTRATION AGREEMENT
          The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (formerly Hyperion Capital Management, Inc.) (the “Administrator”). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a monthly fee at an annual rate of 0.20% of its average weekly assets.
SUBADMINISTRATION AGREEMENT
          As of September 2000, the Administrator has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (the “Subadministrator”). The Subadministrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator pays a monthly fee at an annual rate of at least $100,000.
DETERMINATION OF NET ASSET VALUE
          The net asset value of the Common Shares will be computed based upon the value of the Fund’s portfolio securities and other assets. Net asset value per Common Share will be determined as of the close of the Exchange no less frequently than the second to the last business day of each week and the last business day of each month. In the event that the last business day of the month falls on a Wednesday, Thursday, or Friday, the Fund is not required to be priced again on the second to last business day in that same week. The Fund calculates net asset value per Common Share by subtracting (i) the Fund’s liabilities (including accrued expenses), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value any outstanding preferred shares and (iv) any dividends payable on the Common Shares, from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.
          Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported-as in the case of some securities traded over–the-counter– the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices.
          The Fund values MBS, high yield mortgage and corporate securities, DMBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. A determination of value by a pricing service to be used in calculating net asset value will be deemed to be a fair value determination made in good faith by the Board of Directors. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some but not necessarily all of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence or merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.
          The effect of using fair value pricing is that those securities’ net asset value will be subject to the judgment of the Directors instead of being determined by the market. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold by the Fund.
REPURCHASE OF COMMON SHARES AND CONVERSION TO OPEN-END STATUS
REPURCHASE OF COMMON SHARES
          Several factors may cause the market price per share of the Common Shares to be greater than or less than net asset value per share. Shares of closed-end investment companies that invest primarily in fixed income securities tend to trade on the basis of the market yield on their shares and, like the prices of their underlying assets, the share prices of such funds tend to move in an inverse relationship to changes in interest rates. Prices of high yield securities also fluctuate in response to general economic conditions and business conditions affecting the specific industries in which the issuers of such securities are engaged. Such changes in the values of portfolio securities generally will not affect the amount of interest income earned on such securities but they will affect the net asset value of the Fund. In addition, shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. The market price of the Fund’s shares also may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the Fund.
          The Board of Directors from time to time may, in the interests of the Fund’s shareholders, consider actions for the Fund to take to attempt to reduce a market value discount. Subject to applicable law and restrictions with respect to any preferred shares, such actions may include the repurchase of Common Shares in the open market or the making of a tender offer at net asset value as of the close of business on the date any such tender offer ends to all holders of Common Shares, for a portion of the Common Shares. Any service fees incurred in connection with a tender offer will not be deducted from the consideration paid for the Common Shares. The Board of Directors considers repurchases and the making of a tender offer at least once annually, but there is no requirement that the Fund repurchase Common Shares or make a tender offer. The Fund may incur debt to finance any repurchases or tenders, subject to compliance with the 1940 Act, the Fund’s fundamental policy with respect to borrowings and the other limitations described under “INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.” Interest on any such borrowings will reduce the Fund’s net income. Any failure by the Fund to maintain certain asset coverage ratios would provide certain rights to holders of any preferred shares which could affect negatively potential returns on the Common Shares. See “DESCRIPTION OF CAPITAL STOCK – PREFERRED SHARES.”
          There can be no assurance that any such repurchases and/or tenders would cause the Common Shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per Common Share. Although the Board of Directors would not expect to authorize Common Share repurchases and tenders unless it believes that such action would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund’s expense ratio. Because of the nature of the Fund’s investment objective, policies and portfolio, the Adviser does not anticipate that repurchases and tenders should interfere with the ability of the Fund to manage its investments in accordance with its investment objective, and does not anticipate any material difficulty in disposing of portfolio securities to consummate Common Share repurchases and tenders.
          The Fund does not intend to effect repurchases or tender offers if (1) such transactions would result in the delisting of the Common Shares by the Exchange or impair the Fund’s status as a regulated investment company under the Internal Revenue Code; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner without creating a negative impact on the net asset value of the Fund to the detriment of shareholders; or (3) there are certain other events or conditions that would have a material adverse effect on the Fund or its shareholders if Common Shares were repurchased. The Board of Directors may modify these conditions in light of experience if it deems the modifications to be in the best interests of shareholders.
          If the Fund must liquidate portfolio securities to pay for the purchase of Common Shares, the Fund may be required to sell portfolio securities for other than investment purposes and may realize gains and losses. See “FEDERAL TAXATION – FEDERAL INCOME TAX TREATMENT OF THE FUND” in the Statement of Additional Information.
CONVERSION TO OPEN-END STATUS
          The Fund’s Board of Directors may elect to submit to the Fund’s shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield securities in the Fund’s portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred shares.
DIVIDEND REINVESTMENT PLAN
          Pursuant to the Fund’s Plan, holders of Common Shares may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Common Shares. Pursuant to the Plan, shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.
          The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash or in shares, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Common Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Common Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, the Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Common Shares, resulting in acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Fund will not issue Common Shares under the Plan below net asset value.
          Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.
          The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.
          In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.
          There is no charge to participants for reinvesting dividends or capital gain distributions through the plan, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commission charged with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
          The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See “FEDERAL TAXATION-FEDERAL TAX TREATMENT OF HOLDERS OF COMMON SHARES” in the Statement of Additional Information.
          Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at                     .
FEDERAL TAXATION
          The Fund will distribute substantially all of its net investment income and gains to shareholders. Such distributions are taxable as ordinary income or capital gains to the shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of the income or gains.
          Please see the Statement of Additional Information for a more detailed discussion of the federal income tax issues associated with the purchase of the Fund’s Common Shares.

DESCRIPTION OF CAPITAL STOCK
GENERAL
          The Fund has authorized capital of 50,000,000 Common Shares, par value $.01 per share as of May 31, 2007. Of that amount, the Fund holds no Common Shares and there are 30,876,980 Common Shares outstanding. The Articles of Incorporation permit the Board of Directors to classify and reclassify any unissued Common Shares. The Board of Directors may create a class of preferred shares. The Common Shares and preferred shares if issued, will be fully paid and nonassessable. There are no preemptive rights.
COMMON SHARES
          The Fund has no present intention of offering any additional Common Shares except through the Offer outlined in this Prospectus and pursuant to the Dividend Reinvestment Plan. Other offerings of its Common Shares, if made, will require approval by the Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding voting securities. The rights of Common Shares with respect to dividends and distributions are described under “RISK FACTORS — DIVIDENDS AND DISTRIBUTIONS.” Each Common Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.
PREFERRED SHARES
          Although there is no present intention of doing so, the Fund may offer preferred shares subject to market conditions, if it believes that leveraging the Fund’s capital structure through the issuance of preferred shares may achieve benefits to holders of the Common Shares. There can be no assurance, however, that preferred shares will be issued or that the terms of preferred shares will be those that are currently anticipated.
          The terms of the preferred shares, including the dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Articles of Incorporation) if and when they authorize an offering of preferred shares. The preferred shares may be issued in one or more series and may provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure. Such auction or remarketing procedures with respect to preferred shares are expected to involve the payment of fees by the Fund to its agents in connection with such procedures.
          The discussion set forth below summarizes the currently anticipated terms of the preferred shares.
          Dividends and Distributions. To the extend permitted by applicable law, it is intended that the preferred shares, if issued, will have a preference on dividends, which will be paid first out of net investment income and short-term capital gains and then, if necessary, out of long-term capital gains. See “FEDERAL TAXATION – FEDERAL INCOME TAX INCOME TREATMENT OF THE FUND” in the Statement of Additional Information. Dividends on preferred shares will be cumulative from the date on which such shares are originally issued (the “Original Issuance Date”) and will be payable, when, as and if declared by the Board of Directors. Dividends will paid to the holders of preferred shares on each dividend payment date through a disbursing agent.
          Unless at the time of the declaration, purchase or redemption referred to in (i) through (iii) below (and after giving effect thereto) the Fund complies with the applicable asset coverage requirements set forth in the 1940 Act, the Fund may not (i) declare dividends on preferred shares, (ii) declare any other distributions with respect to the preferred shares or purchase or redeem preferred shares, or (iii) declare dividends or other distributions on the Common Shares or purchase or redeem any Common Shares. See “LEVERAGE AND BORROWING.”
          Minimum Liquidity Level. The Fund will be required to have a specified amount of cash, U.S. Government obligations or short term money market instruments (the “Deposit Securities”) with maturity dates not later than the day preceding the next dividend payment date and have a value not less than the aggregate amount of dividends to be paid on such dividend payment date on the outstanding preferred shares, less the combined value of deposit securities irrevocably deposited for the payment of dividends on the preferred shares.
          Maintenance of Rating on Preferred Shares. If preferred shares are issued, the composition of the Fund’s portfolio will be maintained (the “Maintenance”) so that the Fund will receive ratings of AAA or aaa by any Rating Agency for the preferred shares. In connection with the Maintenance, the Fund also will be required to meet the specified minimum liquidity level described below. The Maintenance is designed to cause the Fund’s assets to be sufficiently diversified and of sufficient credit quality and amount on an ongoing basis to maintain the ratings on the preferred shares. The Maintenance is not prescribed by law, but will be implemented by the Fund to receive the desired ratings on the preferred shares. See “Appendix A.” The Maintenance will provide a set of tests for portfolio diversification and asset coverage that are different from the applicable requirements under the 1940 Act (and may be more or less restrictive), but will be the sole determinants in the rating of the preferred shares.
          The Maintenance will seek to cause the value of certain specified assets of the Fund to be sufficient, under certain adverse scenarios determined by the Rating Agencies, to cover the aggregate liquidation preference for the outstanding preferred shares, accumulated unpaid dividends (and certain projected dividends) on the preferred shares and the Fund’s liabilities. To determine the Fund’s compliance with the Maintenance, the market value of the Fund’s portfolio will be discounted by dividing the value of each security (or category of securities) by a factor assigned by the Rating Agencies. The discount factors applied will vary according to the type, credit quality and liquidity of each security being valued. To the extent any of the Fund’s assets do not meet the Maintenance, such assets will not be included in determining whether the discounted value of the Fund’s portfolio complies with the requirements of the Maintenance.
          Upon any failure to maintain the required discounted value, the Fund will seek to alter the composition of its portfolio to attain the required asset coverage within the cure period specified by the Rating Agencies, and as a result may incur additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the preferred shares will acquire certain rights, which may include the right to require redemption of certain of the preferred shares by the Fund.
          Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the preferred shares may provide that (i) they are redeemable at certain times, in whole or in part, at the original purchase price per Preferred Share plus accrued dividends and redemption premium, if any, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any preferred shares so tendered for or purchased. The Fund cannot predict what, if any, mandatory redemption requirements may be imposed by a Rating Agency in connection with its ratings of the preferred shares. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of preferred shares by the Fund will increase such leverage. See “Leverage and Borrowing.”
          Liquidation Rights. Upon a liquidation, dissolution or winding up of the Fund (whether voluntary or involuntary), holders of preferred shares then outstanding will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution of assets is made to holders of the Common Shares, a liquidation distribution in an amount expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of the final distribution. Unless and until payment in full has been made to the holders of preferred shares of the liquidation distribution to which they are entitled, no dividends or distributions will be made to holders of the Common Shares.
VOTING
          On each matter submitted to a vote of the holders of the Common Shares, each holder shall be entitled to one vote for each Common Share owned.
          The discussion set forth below summarizes the voting rights of shareholders, including the currently anticipated voting rights of shareholders if the offering of preferred shares is consummated. Except as noted below, the Common Shares and the preferred shares will have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of the preferred shares, as a separate class, will vote to elect two Directors. The holders of the Common Shares will vote to elect the remaining Directors. In addition, during any period (hereinafter referred to as a “Voting Period”) that accumulated dividends payable on preferred shares in an amount equal to two full years of dividends are unpaid on such preferred shares, voting as a class, will be entitled to elect the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of such preferred shares.
          The terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the preferred shares of the additional number of Directors which such holders are entitled to elect. The persons elected by the holders of preferred shares, together with the incumbent Directors elected by the holders of the Common Shares, will constitute the duly elected Directors of the Fund. When all accumulated and unpaid dividends have been paid or provided, for, the terms of office of the additional Directors elected by the holders of the preferred shares shall terminate.
          The Common Shares and the preferred shares will vote as separate classes on amendments to the Articles of Incorporation that would adversely affect their respective rights as expressly set forth in the Articles of Incorporation. In addition, so long as any preferred shares are outstanding, (1) the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated, and may not sell all or substantially all of its assets, without the approval of at least a majority of the preferred shares and the Common Shares, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the preferred shares or the Common Shares will require the approval of a majority of the shares of each such class so affected; (3) the approval of a majority of the preferred shares and the Common Shares, each voting as a separate class, will be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in its investment objective or changes in its investment restrictions, and (4) the approval of a majority of the preferred shares, voting separately as a class, will be required to amend, alter, repeal or affect materially and adversely any of the preferences, rights or powers of holders of preferred shares, or increase or decrease the number of preferred shares authorized to be issued. The Common Shares and the preferred shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time.
          For purposes of any rights of the holders of the preferred shares to vote on any matter, whether such right is created by the Articles of Incorporation, by statue or otherwise, a holder of a preferred share will not be entitled to vote and such preferred share will not be deemed to be outstanding for the purpose of voting or determining of preferred shares required to constitute a quorum, if prior to or concurrently with a determination of preferred shares entitled to vote or of preferred shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption of such Preferred Share shall have been deposited in trust.
          The Fund is required by the rules of the Exchange to hold annual meetings of shareholders. The most recent annual meeting of shareholders was held on April 17, 2007. The next annual meeting of shareholders is scheduled for March 2008.
ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS
          The Fund presently has provisions in its Articles of Incorporation and By-Laws (commonly referred to as “anti-takeover” provisions) which may have the effect of limiting the ability of other entities or a person to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.
          First, a Director may be removed from office only for cause by vote of at least 75% of the shares entitled to be voted in an election of such Director. Second, to authorize the Fund’s conversion from a closed-end to an open-end investment company, (a) the affirmative vote of the holders of at least 75% of the shares entitled to vote on this matter and (b) the favorable vote of the majority of the total number of Directors of the Fund will be required. Third, the Board of

Directors is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two year period. In addition, under the Articles of Incorporation, the Fund has elected to be subject to provisions of the Maryland General Corporation law that generally provide that certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalization and other transactions (“Business Combinations”), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an “Interested Shareholder”) or any affiliate of an Interested Shareholder must be recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Shareholder (with dissenting shareholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The affirmative vote of at least 75% of the shares entitled to vote on the matter will be required to amend Articles of Incorporation or By-Laws to change any of the foregoing provisions.
          The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law (absent the elections described above) or under the 1940 Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving holders of Common Shares of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of holders of Common Shares.
CUSTODIAN, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT AND REGISTRAR
          The Fund’s securities and cash are held by State Street Bank and Trust Company, whose principal business address is Two Avenue de Lafayette, Boston, Massachusetts 02116, as custodian (the “Custodian”) under a custodian contract. The Fund has not selected any foreign custodians or sub-custodians. However, if the Fund determines that it should have any foreign custodians or sub-custodians to maintain any of its foreign securities, the Board of Directors will make such selection following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country in which the institution is located, and the risks of potential nationalization or expropriation of Fund assets.
          Also under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.
          American Stock Transfer & Trust Company, whose principal business address is 59 Maiden Lane, New York, New York 10038, serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for the Common Shares.

LEGAL OPINIONS
          The validity of the Shares offered hereby will be passed upon for the Fund by its counsel, Sullivan and Worcester LLP, Washington, D.C., and by its special Maryland counsel, [       ]. Certain matters will be passed on for the Dealer Manager by [       ].
REPORTS TO SHAREHOLDERS
          The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.
EXPERTS
          The financial statements as of November 30, 2006, and for the previous year in the period ended November 30, 2005, included in this Prospectus have been so included in reliance on the report of [                                        ], LLP, independent registered public accountants, given on the authority of said firm as experts in auditing and accounting. The address of [                                        ], LLP is [                                         ].
FURTHER INFORMATION
          The Fund has filed with the Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission’s office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.
          The Fund is subject to the informational requirements of the 1934 Act, and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549 and the Commission’s regional offices at 3 World Financial Center, Suite 400, New York, New York 10281-1022. Copies of such material can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The Commission maintains a Website at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports and other information concerning the Fund may also be inspected at the offices of the Exchange at 20 Broad Street, New York, New York 10005.

of the
STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION	2
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND INVESTMENTS	2
DIRECTORS AND OFFICERS	8
THE ADVISER AND ADMINISTRATION	15
PORTFOLIO TRANSACTIONS AND BROKERAGE	20
PORTFOLIO MATURITY AND TURNOVER	21
TAXATION	22
FINANCIAL STATEMENTS	26

APPENDIX A
RATINGS OF CORPORATE OBLIGATIONS
Standard & Poor’s describes classifications of bonds as follows:
          “AAA” Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
          “AA” Debt rated “AA” has a strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.
          “A” Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
          “BBB” Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
          “BB,” “B,” “CCC,” “CC,” “C” Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C“the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
Fitch IBCA describes classifications of bonds as follows:
          “AAA” ratings denote the highest credit quality and the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
          “AA” ratings denote a very high credit quality and a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
          “A” ratings denote a high credit quality and a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
          “BBB” ratings indicate good credit quality and that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate,

but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
          “BB” ratings indicate speculative bonds and that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.
          “B” ratings indicate highly speculative bonds and that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
          “CCC” and “C” ratings denote high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
Moody’s Investors Service, Inc. describes classifications of bonds as follows:
          “Aaa” Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
          “Aa” Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
          “A” Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
          “Baa” Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
          “Ba” Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          “B” Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
          “Caa” Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
          “Ca” Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
          “C” Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SUBJECT TO COMPLETION                                                            August 28, 2007
STATEMENT OF ADDITIONAL INFORMATION
THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010
(800) Hyperion
                    ,
     This Statement of Additional Information for The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”), relating specifically to the Fund’s prospectus (the “Prospectus”) for the issuance of transferable rights to shareholders (the “Offer”), consists of this cover page and the information listed in the Table of Contents.
     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus of the Fund dated ___,. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.
     The Prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the “Commission”), Washington, D.C., which includes additional information regarding the Fund and the Offer. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission’s office at no charge or on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION	2
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND INVESTMENTS	2
DIRECTORS AND OFFICERS	8
THE ADVISER AND ADMINISTRATION	15
PORTFOLIO TRANSACTIONS AND BROKERAGE	20
PORTFOLIO MATURITY AND TURNOVER	21
TAXATION	22
FINANCIAL STATEMENTS	26

1

GENERAL INFORMATION
     The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is to provide high total return, including short- and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund invests primarily in U.S. Treasury, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and high yield corporate securities. Hyperion Brookfield Asset Management Inc. (formerly Hyperion Capital Management, Inc.) has served as the Fund’s investment adviser since the Fund’s inception in 1989.
ADDITIONAL INFORMATION ABOUT
INVESTMENT POLICIES AND INVESTMENTS
     Most of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus, under “DESCRIPTION OF PORTFOLIO SECURITIES”, “RISK FACTORS” and “INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.” Additional information concerning certain of the Fund’s investment policies and investments is set forth below.
INVESTMENT RESTRICTIONS
     The Fund’s investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, a majority of any outstanding preferred shares, voting as separate classes, which means for each class the lesser of (a) more than 50% of the outstanding shares of such class or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of such class are represented. All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:
     (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government or any agency or instrumentality thereof;
     (2) invest 25% or more of the value of its total assets in the securities of any one issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
     (3) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry;
     (4) issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), other than for the temporary purposes permitted by the 1940 Act, in excess of 33 1/3% of the Fund’s total assets (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act and consistent with the guidelines promulgated in Rel. 10666, good faith hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps maintained in accordance with the guidelines in Rel. 10666 will not be treated as senior securities;
     (5) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by restriction 4 above. Collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction because the Fund will comply with the guidelines in Rel. 10666, including the collateral requirements;
     (6) make loans of money or property to any person, except through loans of portfolio securities to Qualified Institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund’s investment objective and policies and investment restrictions or the temporary investment in repurchase agreements with Qualified Institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund’s total assets (including such loans);
     (7) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;
     (8) invest for the purpose of exercising control over management of any company;
     (9) purchase real estate or interests therein other than MBS, DMBS and similar instruments;
     (10) purchase or sell commodities or commodity contracts except for hedging purposes; or
     (11) except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund’s total assets and the Fund’s aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.
OTHER INVESTMENT POLICIES
     Calls and Puts on Securities and Related Options. The Fund may engage in various put and call transactions. The Fund may hedge through the use of call options (“calls”) on U.S. Treasury securities and CMBS that are traded on U.S. securities exchanges and in U.S. over-the-counter markets. The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be “covered” while the call is outstanding (i.e., the seller owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are “cash settled” (i.e., the seller pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.
     A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”). Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options. The Fund will engage in OTC Option transactions only with major U.S. Government securities dealers.
     The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.
     The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to be segregated.
     Futures Contracts and Related Options. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in “cash settlement” futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
     The Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.
     Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.
     The Fund may engage in various transactions for hedging purposes (collectively, “Hedging Transactions”). The Adviser reserves the right to comply with such standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.
     Eurodollar Futures Contracts and Options on Futures Contracts. The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.
     Short Sales. The Fund may, subject to investment restrictions (See “INVESTMENT RESTRICTIONS”), engage in short sale transactions, for hedging purposes. When the Fund makes a short sale, it generally must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on the borrowed securities. The Fund’s obligation to replace the borrowed security will generally be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. To the extent that the value of the collateral deposited by the Fund with its custodian does not equal 100% of the current market value of the security sold short, in the view of the Commission, a senior security will be deemed to have been created. Any senior security so created will be indebtedness and will be subject to the Fund’s fundamental investment restriction concerning aggregate indebtedness. That restriction limits the aggregate amount of the Fund’s senior securities in the form of preferred shares and indebtedness to no more than 33 1/3% of the Fund’s total assets. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer. To the extent the Fund makes short sales of U.S. Treasury securities in lieu of futures, these requirements to borrow securities and provide collateral may not apply.
     The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. In that situation, any gain or loss on the short sale is offset by the corresponding loss or gain on the long position.
     When-Issued and Forward Commitment Transactions. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
OTHER SECURITIES IN WHICH THE FUND MAY INVEST
     Guaranteed Mortgage Pass-Through Securities. The guaranteed mortgage pass-through securities in which the Fund will invest include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, and FHLMC guarantee timely distributions of interest and principal to certificateholders.
     1) Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. Ginnie Mae guarantees the timely payment of the principal of and interest on certificates that are based on and backed by certain pools of mortgage loans. The full faith and credit of the U.S. Government is pledged to payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.
     Ginnie Mae Certificates represent a pro rata interest in pools of mortgage loans. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.
     2) Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government. Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency).
     3) Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

     Freddie Mac Certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Investment Grade Corporate Securities. Investment Grade Corporate Securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. The Fund may also hold common stock issued by corporations, if such stock was received as a result of exercising a convertible security. The Fund, at the discretion of the Adviser, may purchase investment grade corporate securities, which are securities rated BBB- or above by Standard and Poor’s Corporation or Fitch IBCA or Baa3 or above by Moody’s Investors Service, Inc. or, if non-rated, are determined by the Adviser to be of comparable credit quality.
     Debt Securities Issued by Real Estate Investment Trusts. The Fund may invest in debt securities, convertible securities and preferred stock issued by real estate investment trusts (“REIT Debt Securities”). The Fund may also hold common stock issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”). Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
     REIT Debt Securities, for the most part, are general and unsecured obligations. These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection. Further, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940 (the “1940 Act”). Additionally, real estate related unsecured debt generally contains covenants restricting the level of secured and total debt and requires a minimum debt service coverage ratio and net worth level.
     Closed-End Bond Funds. The Fund may invest up to 5% of its assets in closed-end bond funds that in turn invest primarily in high yield corporate securities. In determining whether to invest in a closed-end bond fund, the Adviser will consider several factors, including the assets in which the fund invests, the quality of the fund’s investment management and the fund’s dividend yield and stock price relative to net asset value.
     Investments in closed-end bond funds are subject to the risks associated with the securities in which the funds invest. The associated risks are similar to the risks of direct investment in high yield corporate securities, which are described in the Fund’s prospectus under “RISK FACTORS.” Such risks may include default, declining or highly volatile market prices, ratings downgrades, calls or redemption provisions and disruptions in market liquidity.
     In addition, shares of closed-end bond funds frequently trade at a discount to their net asset values, and the amount of the discount may change over time. Accordingly, the Fund may be forced to sell shares of a closed-end bond fund at a significant discount from their net asset values.
DIRECTORS AND OFFICERS
     The Directors and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth in the tables below. The Directors and officers oversee four funds in the Hyperion fund complex, including the Fund.

Positions Held with
the Fund
Term of Office and
Disinterested Directors	Length of Time	Principal Occupation(s) During Past
Name, Address and Age	Served	5 Years
Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 71	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee, Member of Executive Committee Elected for Three Year Term Director since December 1998,	Director of several investment companies advised by the Adviser or by its affiliates (1998- Present); President of New America High Income Fund (1992-Present); Director of Brandywine Funds (2001-Present).

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Chairman since December 2003 Director, Member of the Audit Committee, Chairman of Nominating and Compensation Committee	Chairman (since 2003) and Director of several investment companies advised by the Adviser or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (April 2006- Present); Director of Student Loan Corporation (“STU”) (2005-Present); Director Apex Silver Corp (“SIL”) 2007-Present; General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director, Jackson Hewitt

Positions Held with
the Fund
Term of Office and
Disinterested Directors	Length of Time	Principal Occupation(s) During Past
Name, Address and Age	Served	5 Years
	Elected for Three Year Term Director since July 1989	Tax Services Inc. (“JTX”) (2004-Present); Director of Animal Medical Center (2002- Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-Present); Trustee of Excelsior Funds (1994-Present).

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected for Three Year Term Director since April 2006	Director of several investment companies advised by the Adviser or its affiliates (2006- Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 61	Director, Chairman of the Audit Committee, Member of Compensation and Nominating Committee Elected for Two Year Term Director since September 2005	Director of several investment companies advised by the Adviser or by its affiliates (2005- Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004- Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).

Positions Held with
the Fund
Term of Office and
Interested Director	Length of Time	Principal Occupation(s) During Past
Name, Address and Age	Served	5 Years
Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Director, Member of Executive Committee Elected for Three Year Term Director since December 2003	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present), Chief Executive Officer (1998-2007), President (1998-2006) and Chief Investment Officer (1993-2002) of the Adviser; President, Chief Executive Officer and Director of Crystal River Capital, Inc., (“CRZ”) (2005- Present); President and Director of several investment companies advised by the Adviser or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).

*	Interested person as defined by the Investment Company Act of 1940 because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Adviser.

Term of
	Position	Office and
	Held	Length of
Officers of the Fund	with the	Time	Principal Occupation(s) During Past
Name, Address and Age	Fund	Served	5 Years
Mr. Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010	President	Elected Annually Since April 1993	Please see Directors table above.

Age 54

Mr. John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 48	Vice President	Elected Annually Since July 2007	Board Director (2002-Present), Chief Executive Officer (February 2007-Present), President (2006- Present) and Director of Marketing (1997-2006) of the Adviser; Vice President of several investment companies advised by the Adviser (July 2007-Present); Executive Vice President and Secretary of Crystal River Capital, Inc. (“CRZ”) (2005-2007).

Mr. Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 48	Treasurer	Elected Annually Since February 1998	Managing Director of Brookfield Operations and Management Services, LCC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002- 2006) of the Adviser (1995-2006); Treasurer of several investment companies advised by the Adviser (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Mr. Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 38	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (October 2006-Present) of the Adviser; Vice President, General Counsel and Secretary of Crystal River Capital, Inc., (“CRZ”) (November 2006-Present); Secretary of several investment companies advised by the Adviser (November 2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998- October 2006).

Term of
	Position	Office and
	Held	Length of
Officers of the Fund	with the	Time	Principal Occupation(s) During Past
Name, Address and Age	Fund	Served	5 Years
Ms. Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Director, Compliance Officer (July 2005-August 2006), Assistant General Counsel (July 2006-Present) and CCO (September 2006- Present) of the Adviser; CCO of several investment companies advised by the Adviser (November 2006-Present); Assistant Secretary of Crystal River Capital, (“CRZ”) (April 2007- Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Adviser.
     The Board of Directors consists of five members, four of whom are not “interested persons” as defined in the 1940 Act. Under the Fund’s articles of incorporation (the “Articles of Incorporation”) and the 1940 Act, the holders of preferred shares, if any, will be entitled to elect two Directors (both of whom are not “interested persons” as defined in the 1940 Act) with the other Directors elected by the holders of the Common Shares (two of who are not “interested persons” as defined in the 1940 Act); provided, however, that the holders of the preferred shares will be entitled to elect as a class the smallest number of additional Directors as shall be necessary to assure that a majority of the Directors has been elected by the holders of the preferred shares if the Fund fails to pay accumulated dividends on the preferred shares in an amount equal to two full years of dividends. See “DESCRIPTION OF CAPITAL STOCK – VOTING” in the Prospectus for more information. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding Common Shares or a majority of the outstanding preferred shares may elect all of the Directors who are subject to election by such class.
Share Ownership
     To the knowledge of management no person owned beneficially or of record more than 5% of the Fund’s outstanding shares as of ___, 2007.
     As of March 5, 2007, the Directors and executive officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.
     The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Fund Complex as of December 31, 2006. The Fund Complex is comprised of the Fund, The Hyperion Brookfield Strategic Mortgage Income Fund, Inc., Hyperion Brookfield Income Fund, Inc. and Hyperion Brookfield Collateralized Securities Fund, Inc. as of July 31, 2007. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of Equity	Overseen by Director in Family
Name of Director	Securities in the Fund	of Investment Companies
Non-Interested Directors
Robert F. Birch	$50,001-$100,000	$50,001-$100,000
Rodman L. Drake	$10,001-$ 50,000	$50,001-$100,000
Stuart A. McFarland	$10,001-$ 50,000	$10,001-$ 50,000
Louis P. Salvatore	$10,001-$ 50,000	$50,001-$100,000

Interested Director
Clifford E. Lai	$10,001-$ 50,000	over $100,000
Compensation of Directors
     The Fund will pay each Director not affiliated with the Adviser a fee of $18,000 per year, plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended November 30, 2006.

		Total
		Compensation
	Aggregate	From Fund and
	Compensation	Fund Complex*
Name and Position	from Fund	Paid to Directors
Mr. Robert F. Birch, Director	$18,000	$60,000

Mr. Rodman L. Drake, Director	$23,000	$70,000

Mr. Stuart A. McFarland, Director	$18,000	$36,000

Mr. Louis P. Salvatore, Director	$20,500	$41,000

*	The Hyperion fund complex consists of four funds, including the Fund.
     The Fund’s Articles of Incorporation limit the personal liability of Directors and officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law and the Articles of Incorporation, the Fund’s Directors and officers have no liability to the Fund and its shareholders for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles of Incorporation do not protect or purport to protect Directors and officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person’s office.

     In addition, the Fund’s Articles of Incorporation provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act. Under Maryland law and the Fund’s Articles of Incorporation, the Fund is entitled (and, if successful on the merits or otherwise, obligated) to indemnify each Director or Officer in connection with any proceeding to which such Director or Officer is made a party by reason of service in his capacity as a Director of Officer, unless it is proved that (1) the act or omission of the Director or Officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or Officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or Officer in connection with the proceeding. If, however, the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or Officer shall have been adjudged to be liable to the Fund. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act (“disabling conduct”) and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, “reasonable and fair means” would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.
     The indemnification rights provided or authorized by the Articles of Incorporation or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles of Incorporation and applicable law.
Standing Committees and Board Meetings
     The Fund has a standing Audit Committee which was established pursuant to Section 38(a)(58)(A) of the Securities Exchange Act of 1934 and presently consists of Messrs. Salvatore, Birch, Drake and McFarland, all of whom are members of the Board of Directors and are currently not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund. All Audit Committee members are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards. The principal functions of the Fund’s Audit Committee are to select the Fund’s accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board of Directors has adopted a written charter for the Audit Committee. During the last fiscal year of the Fund, the full Board of Directors met 5 times, and the Audit Committee met 3 times. All of the members of the Audit Committee attended all of the Audit Committee meetings. All of the Directors attended at least 75% of the aggregate of the Board meetings and the Audit Committee meetings.
     The Fund has a Nominating and Compensation Committee. The Nominating and Compensation Committee presently consists of Messrs. Drake, McFarland, Salvatore, and Birch, all of whom are Disinterested Directors. All Nominating and Compensation Committee members are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards. The Nominating and Compensation Committee met 2 times during the last fiscal year of the Fund. The function of the Nominating and Compensation Committee is to recommend candidates for election to the Board as Disinterested Directors. The Nominating and Compensation Committee evaluates candidate’s qualifications for Board membership and their independence from the Fund’s managers and other principal service providers.
     The Nominating and Compensation Committee will consider nominees recommended by stockholders, who, separately or as a group, own at least one percent of the Fund’s shares. The minimum requirements for proposed nominees include the following:
1.	With respect to nominations for Disinterested Directors, nominees shall be independent of the Fund’s investment adviser and other principal service providers. The Nominating and Compensation Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2.	Disinterested Director nominees must qualify for service on the Fund’s Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or other applicable securities exchange.

3.	With respect to all Directors, nominees must qualify under all applicable laws and regulations.

4.	The proposed nominee must agree to purchase the Fund’s shares if elected, consistent with the Fund’s current policy on Director share purchases.

5.	The Nominating and Compensation Committee may also require such other factors as it may determine to be relevant.
     When identifying and evaluating prospective nominees, the Nominating and Compensation Committee shall review all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above will then be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important by the Nominating and Compensation Committee. Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable shall be included on the Fund’s proxy card.
     Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. The Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Board of Directors has adopted a written charter for the Nominating and Compensation Committee and the charter is available on the Fund’s website at http://www.hyperionbrookfield.com.
     The Fund has an Executive Committee. The Executive Committee presently consists of Messrs. Lai and Birch. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors cannot meet. The Executive Committee did not need to meet during the last fiscal year of the Fund.
THE ADVISER AND ADMINISTRATION
ADVISER
     The Fund has engaged Hyperion Brookfield Asset Management, Inc. (formerly Hyperion Capital Management, Inc.) to provide professional investment management for the Fund pursuant to an Advisory Agreement dated April 28, 2005. The Adviser is a Delaware corporation which was organized in February 1989. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.
     The Adviser is a wholly owned subsidiary of Brookfield Asset Management, Inc. Mr. Clifford E. Lai, the President and a Director of the Fund, is the Chairman of the Board of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser’s profits. Mr. John J. Feeney, Jr. is a Board Director, President and Chief Executive Officer of the Adviser and Vice President of the Fund. Mr. Thomas F. Doodian, Treasurer of the Fund, is also Managing Director, Chief Operating Officer and Chief Financial Officer of Brookfield Operations and Management Services, LLC, an affiliate of the Adviser. Mr. Jonathan C. Tyras, Secretary of the Fund, and Ms. Josielyne K. Pacifico, CCO of the Fund, are also employees of the Adviser.
     The Adviser’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts and closed-end mutual funds. In its investment process, the Adviser focuses on relative value opportunities, particularly in the MBS and ABS markets. The Adviser provides advisory services to several other registered investment companies, all of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, DMBS and ABS, and in using hedging techniques.

Mr. Lai was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.
PORTFOLIO MANAGER
     As of July 13, 2007, Michelle Russell-Dowe is responsible for the day to day management of the Fund’s portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Senior Portfolio Manager with over 12 years of industry experience. She joined the Adviser in 1999, and as head of the RMBS and ABS investment team, Ms. Russell-Dowe is responsible for the Adviser’s RMBS and ABS exposures and the establishment of RMBS and ABS portfolio objectives and strategies.
Management of Other Accounts
     The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

		Total # of		# of Accounts
		Accounts		Managed with	Total Assets
Name of		Managed as		Advisory Fee	with Advisory
Portfolio	Type of	of June 30,		Based on	Fee Based on
Manager	Accounts	2007	Total Assets	Performance	Performance
	Registered Investment Company	2	$872 million	0	0
Michelle Russell-Dowe	Other Pooled	0	$ 0	0	0
	Investment
	Vehicles
	Other Accounts	10	$ 4.8 billion	1	$ 1.3 billion
Share Ownership
The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio manager as of July 31, 2007.

Dollar Range of Securities Owned
Michelle Russell-Dowe	$10,001 - $50,000

Portfolio Manager Material Conflict of Interest
Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Fund.
These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.
Portfolio Manager Compensation
The Fund’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio manager also receives certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio manager is reviewed on an annual basis by senior management.
The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.
ADVISORY AGREEMENT
     On March 20, 2007, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the “Disinterested Directors”), approved extension of the Advisory Agreement through April 30, 2008. At the time of the Board’s approval of the latest extension of the Advisory

Agreement, Mr. Lai was an interested person of the Fund. The Advisory Agreement was last submitted to a vote of the shareholders of the Fund at the Annual Meeting of the shareholders of the Fund held on April 19, 2005. At that meeting, the shareholders approved the Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days’ written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).
     Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund’s assets and to provide such investment research, advice and supervision, in conformity with the Fund’s investment objective and policies, as may be necessary for the operations of the Fund.
     The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.65% per annum of the Fund’s average weekly net assets, which, for purposes of determining the Adviser’s fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Adviser during the last fiscal year of the Fund amounted to $1,785,640. For the fiscal years ended 2005 and 2004, the Adviser’s fees amounted to $ 1,820,948 and $1,852,897, respectively. During the six months ended May 31, 2007, the Adviser earned $901,426 in investment advisory fees.
CODE OF ETHICS
     The Fund and the Adviser have adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes are on public file with, and are available from, the SEC.
     The codes of ethics can be reviewed and copied at the Commission’s Public Reference Room (“PRR”), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

ADMINISTRATION AGREEMENT
     The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (formerly Hyperion Capital Management, Inc.) (the “Administrator”). The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays a monthly fee at an annual rate of 0.20% of its average weekly assets. For the fiscal year ended November 30, 2006, the Administrator earned $561,429 in administration fees. The administrator earned $555,631 and $574,782 for the fiscal years ended November 30, 2005 and 2004, respectively.
SUBADMINISTRATION AGREEMENT
     As of September 2000, the Administrator has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (the “Subadministrator”). The Subadministrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services, the Administrator pays a monthly fee at an annual rate of at least $100,000. The Administrator is responsible for any fees due the Subadministrator.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Adviser is responsible for decisions to buy and sell securities and to effect Hedging Transactions for the Fund, to select brokers and dealers to effect such transactions and to negotiate prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on stock and futures exchanges are effected through brokers who charge a commission for their services.
     The Adviser is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations for the Adviser in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

     The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, because it must be reviewed and assimilated by the Adviser and does not reduce the normal research activities of the Adviser in rendering investment advice under the Advisory Agreement. It is possible that the expenses of the Adviser could be materially increased if it attempted to purchase this type of information or generate it through its own staff.
     One or more of the other accounts which the Adviser may manage may own, from time to time, the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Adviser’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
     Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 200% excluding securities having a maturity of one year or less. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.
     For the fiscal years ended November 30, 2006, 2005, and 2004, the Fund paid $6,792, $14,520, and $11,578 in brokerage commissions for the execution of portfolio transactions.
PORTFOLIO MATURITY AND TURNOVER
     The Fund’s holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Adviser’s outlook for interest rates. To the extent the weighted average maturity of the Fund’s portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. As of May 31, 2007, the weighted average maturity of the Fund’s portfolio holdings was ___ years. The weighted average of the Fund’s portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund’s portfolio will, under normal conditions, exceed [12] years.

     The Adviser actively makes portfolio adjustments that reflect the Fund’s investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund’s securities, regardless of how long they have been held, when it believes doing so will further the Fund’s investment objective.
     In light of the Fund’s investment objective and policies, the Fund’s portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when the investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when the investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. The Fund’s portfolio turnover rates for the fiscal years ended November 30, 2006, 2005, and 2004 were 81%, 43% and 80%, respectively.
TAXATION
     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended, the Treasury regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
FEDERAL INCOME TAX TREATMENT OF THE FUND
     The Fund has elected and qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies (including, but not limited to, gains from options, futures and forward contracts), or net income derived from interests in certain publicly traded partnerships and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities (other than the securities of other regulated investment companies) of two or more issuers which the tax payer controls and which are determined under regulations prescribed by the Secretary, to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
     As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See “FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON SHARES” below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on November 30 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. See “RISK FACTORS – DIVIDENDS AND DISTRIBUTIONS” in the Prospectus.
     If in any taxable year the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends received deduction, subject to certain requirements) which, in general and subject to limitations under the Internal Revenue Code, under current law will constitute qualified dividend income in the case of individual shareholders. In addition, in the event the Fund fails to qualify for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.
     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to shareholders and/or to any outstanding preferred shares until the asset coverage is restored. Such a suspension of distributions could prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.
     The Fund’s portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount bonds which pay no current interest. Original issue discount is the excess (if any) of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is required to be currently included in the income of the holder of the obligation generally on a constant interest rate basis resembling the economic accrual of interest. The tax basis of the holder of an original issue discount debt instrument is increased by the amount of original issue discount thereon properly included in the holder’s gross income as determined for federal income tax purposes. Current inclusion in gross income of original issue discount on a taxable debt instrument is required, even though no cash is received at the time the original issue discount is required to be included in gross income. Because such income may not be matched by a corresponding cash distribution to the Fund, the

Fund may be required to borrow money or dispose of other securities to be able to distribute all of its investment company taxable income to the investors.
     Certain of the Fund’s investments, including transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, or affect the determination of whether capital gains and losses are characterized as long- term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may cause the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and will make the appropriate tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.
FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON SHARES
     For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund’s investment company taxable income to shareholders will be taxable as ordinary income. It is expected that dividends received by corporate shareholders will not be eligible for the dividends received deduction as the Fund’s income is expected to come from sources other than dividends from domestic corporations. Distributions of net capital gains designated by the Fund as “capital gain dividends,” if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares. Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders receiving distributions in the form of additional Common Shares purchased by the Plan Agent will be treated for federal income tax purposes as receiving the amount of cash received by the Plan Agent on their behalf. In general, the basis of such shares will equal the price paid by the Plan Agent for such shares.
     Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.
     Any distribution by the Fund to a shareholder not made out of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to each shareholder, will reduce the basis of each Common Share with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the Common Share with respect to which it is distributed. Investors should carefully consider the tax implications of buying Common Shares just prior to a distribution, as the price of shares purchased at such time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.
     After the close of each taxable year, the Fund will identify for its shareholders the portions of its distributions that are attributable to capital gains and to ordinary income.
     The Internal Revenue Code permits certain miscellaneous itemized deductions by individuals, including deductions of certain investment expenses, only to the extent the aggregate of such deductions exceeds 2% of an individual’s federal adjusted gross income. The Internal Revenue Code treats such expenses incurred by a regulated investment company as being indirectly incurred by the shareholders of the regulated investment company. Shareholder expenses of publicly offered regulated investment companies are exempted from the application of the 2% floor. Thus, the limitation will not apply with respect to indirect deductions through the Fund. Such expenses will also be fully deductible by the Fund’s corporate shareholders.
     If the Fund suffers a net taxable loss in any taxable year, the holders of Common Shares will not be permitted to utilize that loss on their federal income tax returns.
     A shareholder will realize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the shareholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as a long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares will be taxable as ordinary income. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisors to determine how to allocate the cost of shares for basis purposes.
     In general, federal withholding taxes at a 30% rate (or a lower rate established by treaty) will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not “effectively connected” with a U.S. trade or business carried on by such shareholders. In contrast, interest income from direct investment in the underlying assets of the Fund by such shareholders generally would not be subject to such federal withholding taxes. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in Common Shares.
     In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the

Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder’s income as long-term capital gains and (ii) such shareholder’s proportionate share of the 35% tax paid by the Fund.
BACKUP WITHHOLDING
     The Fund may be required to withhold for U.S. federal income taxes a percentage of all taxable distributions paid to shareholders who (i) fail to properly provide the Fund with their correct taxpayer identification number, (ii) fail to make required certifications or (iii) have been notified or with respect to whom the Fund has been notified by the U.S. Internal Revenue Service that distributions to such shareholder are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability.
     Generally, dividends paid to nonresident aliens or foreign partnerships, trusts or corporations that are subject to the 30% federal income tax withholding described above under “Federal Income Tax Treatment of Holders of Common Shares” are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Common Shares, such shareholders must provide a properly completed Internal Revenue Service Form W-8BEN certifying their non-United States status.
OTHER TAXATION
     The foregoing discussion is a general summary of a few of the current federal income tax laws regarding the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in the Common Shares and any proposed tax law changes.
FINANCIAL STATEMENTS
INDEPENDENT ACCOUNTANTS
     [                    ], LLP are the Fund’s independent registered public accountants providing audit and tax return preparation and consultation services in connection with the review of various SEC filings. The address of [                    ], LLP is [                    ]. The financial statements for the year ended November 30, 2006, which have been incorporated into this Statement of Additional Information by reference described below, have been so incorporated in reliance upon the report of [                    ], LLP given on the authority of said firm as experts in accounting and auditing.

INCORPORATION BY REFERENCE
     The Fund’s Annual Report for the fiscal year ended November 30, 2006 (File No. 811-05820 and Accession No. 0000950133-07-000397, filed February 7, 2007) and Semi-Annual Report for the six month period May 31, 2007 (File No. 811-05820 and Accession No. 0000950133-07-003265, filed August 7, 2007) (collectively, the “Reports”), which either accompany this Statement of Additional Information or have previously been provided to the person to whom this Statement of Additional Information is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Fund will furnish, without charge, a copy of the Reports upon request by writing or calling the address or telephone number listed on the cover page of the Statement of Additional Information.

ATTACHMENT 1
Annual Report of the Fund for the fiscal year ended November 30, 2006 (File No. 811-05820) (Accession No. 0000950133-07-000397)

The Hyperion
Total Return
Fund, Inc.
Annual Report
November 30, 2006

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio Composition (Unaudited)

The chart that follows shows the allocation of the Fund’s holdings by asset category as of November 30, 2006.
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio Of Investments As Of November 30, 2006*

* As a percentage of total investments.

1

________________________________________________________________________________
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Dear Shareholder:
We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the “Fund”) for the fiscal year ended November 30, 2006. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HTR”.
Description of the Fund
The Fund is a diversified closed-end investment company. The Fund’s investment objective is to provide shareholders with a high total return, including short and long-term capital gains, and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and high yield corporate securities.
Portfolio Performance
For the fiscal year ending November 30, 2006, shareholders realized a total investment return of 21.37%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.19 on November 30, 2006, the Fund’s shares have a current yield of 7.83%, which was 3.38% higher than the yield of the 5-Year U.S. Treasury note. This was also competitive with the yields of other multi-sector bond funds in its category.
As of November 30, 2006, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond’s duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 4.4 years, as measured on a net asset basis.
Market Environment
With the consumer responsible for as much as 70% of the economy, as the consumer goes, so goes the economy. Since the home is the dominant consumer asset, the housing market has a major impact on the consumer, and subsequently, on the economy. For the last few years, home price appreciation and low mortgage interest rates have helped to fuel consumer spending. However, over the last year, both home prices and interest rates began to work against the consumer. Home price gains slowed, and in some areas of the country began to decline, while interest rates continued to rise for the most part. For the first time in several years, consumer spending began to slow, taking the economy with it. The business sector, which had been a source of strong growth, continued to be mainly healthy. However, in the last few months, it has begun to show signs of fatigue. Economic growth which had been in excess of 3% is now projected to decline to 2%.
The housing story, which has dominated much of our thinking for the past year, has not reached bottom. Housing starts and home sales both continued to fall from last year’s levels, and housing inventory continues to rise to levels last seen since the early 1990’s. While we do not anticipate widespread home price declines, we are anticipating more moderate price movements in the future.
The international perspective is growing in importance. Strength in Europe and Japan should offset U.S. economic weakness somewhat. On balance, the reasonably strong world economic picture should dampen some of the impact of a slowing U.S. economy, as exports should remain strong, especially in light of a weak U.S. dollar currency.
The Federal Reserve halted its pattern of raising interest rates in the summer of 2006, sparking a bond market rally that took yields of the 10-year U.S. Treasury from 5.25% to 4.50%, as market expectations moved towards economic recession and an ease in monetary policy. Despite the weakening economic picture, Fed Chairman Bernanke reminds the market of the Fed’s need to guard against what it sees as increasing inflation risks. His discussion has tempered an otherwise bullish tone to the bond markets since June 2006, and has so far kept interest rates from falling further. We expect the Fed to cut the Federal Funds rate by 50 basis points in mid-2007, but only once the jobless claims and the unemployment rate begin to rise. Much of this is already priced into current interest rates, but we could see the bond market rally further.

2

THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Portfolio Strategy
The yield spread premium demanded by investors who invest in non-U.S. Treasury securities continued to narrow over the year despite signs of a deteriorating economy. Strong and sustained demand from both domestic and global investors for these higher yielding opportunities continued in an environment of flatter yield curves, less volatile markets, and a benign credit environment. These non-Treasury or credit instruments (like corporate bonds, and non-Agency mortgage-backed securities) rewarded investors over the year with a strong source of excess returns. Yield spread premiums in most sectors ended the year at near historical lows, yet we do not foresee an event in the near future that would cause them to widen dramatically.
The credit fundamentals in the commercial real estate area remain strong as increasing rents, declining vacancies and limited new supply of offices, multi-family, retail and industrial properties should support values for the near future. The same is true for corporate credit fundamentals, as corporate earnings and positive cash flows should continue to minimize corporate credit defaults over the near-term. With the positive view towards commercial real estate and corporate credit, we have increased exposure to both sectors over the year, adding below-investment-grade corporates for the first time since 2005. The Fund had no exposure to high yield corporates since the spring of 2004, and therefore, missed many of the problems that occurred in that sector during the second half of that year. Our sense is that the corporate high yield sector will perform better than the RMBS sector for the next few months, and that the diversification to high yield is appropriate.
While the corporate and commercial real estate sectors were strong, it has been a different story for residential credit. After years of large increase in home prices, and record issuance of Residential Mortgage Backed Securities (RMBS), yield spreads in the residential credit sector have begun to increase sharply, which reflects concerns about the decline in the credit fundamentals in that sector. Home prices have begun to slide, inventory of homes for sale has reached 15+ year highs, and some borrowers are facing interest rate increases on their adjustable rate mortgages. To counteract these negative factors we have positioned the portfolio in a much more conservative manner than in the past. Some of our biases include: 1) a preference for securities backed by loans from higher quality borrowers, 2) a preference to invest new funds higher in the capital structure, for example in AAA and AA rated securities rather than in BBB and BB securities, and 3) a preference for older vintage seasoned securities, those issued in 2004 and earlier, which have benefited from the increase in home prices.
While our view is that the housing market has begun to bottom, we think that there may be further yield spread widening in early 2007 prompted possibly by rating agency downgrades of the 2005-2006 issued deals. With those actions, or sufficient yield spread widening, the RMBS sector may prove to be much more attractive. For now, however, we are cautiously awaiting a better entry point to increase our RMBS exposure.
We remain nearly fully leveraged to take advantage of yield spread opportunities. Given our view that longer maturity U.S Treasury interest rates are not likely to head much higher, we have taken steps to extend the duration of the Fund to 4.4 years.

3

THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Conclusion
We remain committed to the Fund and its shareholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.
We appreciate the opportunity to serve your investment needs.

/s/ Clifford E. Lai

CLIFFORD E. LAI President, The Hyperion Total Return Fund, Inc. Chief Executive Officer, Hyperion Brookfield Asset Management, Inc.

/s/ John H. Dolan

JOHN H. DOLAN Vice President, The Hyperion Total Return Fund, Inc. Chief Investment Officer, Hyperion Brookfield Asset Management, Inc.

4

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 57.2%
U.S. Government Agency Collateralized Mortgage Obligations – 2.6%
Federal Home Loan Mortgage Corporation
Series 1675, Class KC	6.50%	10/15/10	$3,908	@	$3,935,964
Series 1604, Class MC	9.00†	11/15/08	477		487,407
Series 1604, Class SB	9.00†	11/15/08	92		93,761
Series 1587, Class SK	9.00†	10/15/08	725		738,280

					5,255,412

Federal National Mortgage Association
Series 1997-79, Class PL	6.85	12/18/27	1,014		1,051,457
Series 1998-W6, Class B3	7.09	10/25/28	1,226		1,105,099
Series 1993-170, Class SC	9.00†	09/25/08	44		45,825
Series 1993-48, Class C	9.50	04/25/08	35		34,884

					2,237,265

Total U.S. Government Agency Collateralized Mortgage Obligations
(Cost – $7,307,620)					7,492,677

U.S. Government Agency Pass-Through Certificates – 45.6%
Federal Home Loan Mortgage Corporation
Pool A16170	6.00	12/01/33	3,339	@	3,383,845
Pool A17112	6.00	12/01/33	11,200	@	11,351,195
Pool A24261	6.50	07/01/34	2,378	@	2,430,558
Pool A25455	6.50	08/01/34	2,808	@	2,869,318
Pool A13915	7.00	09/01/33	2,250		2,318,002
Pool A17331	7.00	12/01/33	123		126,685
Pool C53494	7.50	06/01/31	51		52,783
Pool C56878	8.00	08/01/31	271		285,243
Pool C58516	8.00	09/01/31	294		309,209
Pool C59641	8.00	10/01/31	369		388,067
Pool C55166	8.50	07/01/31	218		234,297
Pool C55167	8.50	07/01/31	78		83,754
Pool C55168	8.50	07/01/31	82		87,947
Pool C55169	8.50	07/01/31	193		207,345
Pool C60422	8.50	10/01/31	63		67,881
Pool C60423	8.50	10/01/31	245		263,300
Pool G01466	9.50	12/01/22	2,000		2,169,601
Pool 555538	10.00	03/01/21	1,863		2,025,586

					28,654,616

Federal National Mortgage Association
Pool 649881	6.00	09/01/32	2,401	@	2,434,556
Pool 811125	6.00	02/01/35	3,322		3,358,359
Pool 650162	6.50	10/01/32	1,957		2,006,086
Pool 652870	6.50	10/01/32	2,035	@	2,085,912
Pool 654917	6.50	08/01/32	5,392		5,528,274
Pool 655843	6.50	09/01/32	2,249	@	2,305,624
Pool 783828	6.50	07/01/34	1,250		1,277,264
Pool 789949	6.50	07/01/34	3,374		3,447,896
Pool 796005	6.50	09/01/34	7,404	@	7,566,094
Pool 809240	6.50	01/01/35	2,222	@	2,270,983
Pool 555933	7.00	06/01/32	9,244	@	9,562,051

See notes to financial statements.

5

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 642102	7.00%	05/01/32	$2,516	@	$2,593,164
Pool 645406	7.00	05/01/32	1,926		1,985,030
Pool 645912	7.00	06/01/32	1,933		1,991,733
Pool 645913	7.00	06/01/32	2,060		2,122,740
Pool 651588	7.00	07/01/32	613		631,836
Pool 660181	7.00	10/01/32	518		533,508
Pool 661116	7.00	10/01/32	768		791,288
Pool 663372	7.00	10/01/32	354		365,262
Pool 663874	7.00	10/01/32	813		837,837
Pool 669474	7.00	11/01/32	581		598,439
Pool 678012	7.00	08/01/32	1,928		1,988,078
Pool 759505	7.00	01/01/34	1,709	@	1,758,099
Pool 794759	7.00	10/01/34	2,303	@	2,369,146
Pool 796481	7.00	08/01/34	2,234	@	2,298,777
Pool 843773	7.00	12/01/35	1,258		1,292,677
Pool 255053	7.50	12/01/33	720		747,836
Pool 545990	7.50	04/01/31	3,377	@	3,532,862
Pool 735576	7.50	11/01/34	4,065	@	4,249,917
Pool 784369	7.50	07/01/13	354		356,845
Pool 789284	7.50	05/01/17	977		1,008,185
Pool 827853	7.50	10/01/29	910		951,352
Pool 833602	7.50	11/01/35	2,386	@	2,476,628
Pool 885034	7.50	05/01/36	2,311	@	2,373,822
Pool 896391	7.50	06/01/36	5,338	@	5,520,200
Pool 398800	8.00	06/01/12	1,002		1,036,656
Pool 735800	8.00	01/01/35	2,486	@	2,639,984
Pool 887694	8.00	06/01/36	943		994,198
Pool 827855	8.50	10/01/29	1,885		2,027,735
Pool 545436	9.00	10/01/31	1,302		1,422,096
Pool 852865	9.00	07/01/20	2,762		2,983,659
Pool 458132	9.45	03/15/31	3,147		3,447,999

					99,770,687

Total U.S. Government Agency Pass-Through Certificates
(Cost – $130,112,391)					128,425,303

U.S. Treasury Obligations – 9.0%
United States Treasury Notes
(cost $25,230,952)	4.63	11/15/16	25,000	@	25,328,250

Total U.S. Government & Agency Obligations
(Cost – $162,650,963)					161,246,230

ASSET-BACKED SECURITIES – 27.1%
Housing Related Asset-Backed Securities – 21.0%
125 Home Loan Owner Trust
Series 1998-1A, Class M2*(b)	7.75	02/15/29	349		349,198
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1	7.65	05/15/21	10,060		8,048,000

See notes to financial statements.

6

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Asset Backed Funding Corporation
Series 2005-AQ1, Class B1*(e)	5.75/6.25%		06/25/35	$1,986	$1,722,008
Series 2005-AQ1, Class B2*(e)	5.75/6.25		06/25/35	2,087	1,785,322

					3,507,330

First Franklin Mortgage Loan Trust
Series 2004-FFH2, Class B1*(d)	8.82	†	06/25/34	2,750	2,200,000
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76		03/01/30	3,482	3,616,613
Series 1998-8, Class M1	6.98		09/01/30	5,000	2,750,000
Series 1997-6, Class B1	7.17		01/15/29	6,587	1,514,957
Series 1997-6, Class M1	7.21		01/15/29	6,100	5,368,000
Series 1997-3, Class M1	7.53		03/15/28	4,500	3,352,500
Series 1997-6, Class A9	7.55		01/15/29	2,318	2,450,230
Series 1995-6, Class M1	8.10		09/15/26	8,650	9,055,858

					28,108,158

Harborview Mortgage Loan Trust
Series 2005-14, Class B4*(b)	5.58		12/19/35	1,179	1,014,536
Series 2005-1, Class B4*(b)(d)	7.07	†	03/19/35	1,264	1,150,185
Series 2005-1, Class B5*(b)(d)	7.07	†	03/19/35	1,823	1,471,625
Series 2005-1, Class B6*(b)(d)	7.07	†	03/19/35	2,287	571,822
Series 2005-2, Class B4*(b)(d)	7.07	†	05/19/35	2,976	2,661,536

					6,869,704

Mid-State Trust
Series 10, Class B	7.54		02/15/36	1,760	1,585,961
Series 2004-1, Class M2	8.11		08/15/37	2,725	2,875,820

					4,461,781

Structured Asset Investment Loan Trust
Series 2004-8, Class B1(d)	7.82	†	09/25/34	2,000	1,889,600
Structured Asset Securities Corporation
Series 2005-6, Class B5	5.34	†	05/25/35	980	797,636
Series 2005-6, Class B6	5.34	†	05/25/35	980	628,927
Series 2005-6, Class B7	5.34	†	05/25/35	661	198,393

					1,624,956

Vanderbilt Mortgage Finance, Inc.
Series 2001-B, Class A5	6.96		09/07/31	2,000	2,129,878

Total Housing Related Asset-Backed Securities
(Cost – $64,867,849)					59,188,605

Non-Housing Related Asset-Backed Securities – 1.9%
Aerco Ltd.
Series 2A, Class A3*(b)	5.78	†	07/15/25	3,339	2,888,292
Airlines Pass Through Trust
Series 1R, Class A8	5.70	†	03/15/19	2,625	2,520,095
Global Rated Eligible Assets Trust
Series 1998-A, Class A1	7.33		03/15/06	1,560	1

See notes to financial statements.

7

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Securitized Multiple Asset Rated Trust
Series 1997-2, Class A(c)	8.24%		03/15/06	$2,265	$1

Total Non-Housing Related Asset-Backed Securities
(Cost – $4,791,425)					5,408,389

Franchise Securities – 0.2%
FFCA Secured Lending Corp.
Series 1998-1, Class A1B*(b)	6.73		10/18/25	123	122,814
Franchisee Loan Receivable Trust
Series 1995-B, Class A*	9.63	†	01/15/11	929	350,138

Total Franchise Securities
(Cost – $1,055,392)					472,952

Collateralized Debt Obligations – 4.0%
Anthracite CDO I Ltd.
Series 2002-CIBA, Class CFL*(b)	6.57		05/24/37	5,000	5,101,760
Apidos CDO
Series 2005-2A, Class B*(b)	6.18		12/21/18	4,000	4,015,200
Porter Square CDO I Limited
Series 1A, Class C*(b)	9.17	†	08/15/38	2,000	2,042,600

Total Collateralized Debt Obligations
(Cost – $10,920,824)					11,159,560

Total Asset-Backed Securities
(Cost – $81,635,490)					76,229,506

COMMERCIAL MORTGAGE BACKED SECURITIES – 21.9%
Banc America Commercial Mortgage Trust
Series 2006-2, Class J*	5.48		05/10/45	332	295,492
Bear Stearns Commercial Mortgage Securities
Series 2006-PWR13, Class J*	5.26		09/11/41	896	793,886
Series 2006-PWR13, Class K	5.26		09/11/41	693	593,259
Series 2006-PWR11, Class H*	5.63		03/11/39	1,700	1,668,297
Series 2006-PWR13, Class H*	6.03		09/11/41	4,083	4,169,919
Series 1999-C1, Class D*	6.53		02/14/31	5,000	5,389,180

					12,614,541

CD 2006 CD2
Series 2006-CD2, Class J*(b)	5.47		01/11/46	1,000	978,308
Commercial Mortgage Asset Trust
Series 1999-C1, Class C	7.35		01/17/32	2,000	2,257,236
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1*(b)	6.75		06/20/31	1,846	1,956,559
Credit Suisse First Boston Mortgage
Series 2004-C5, Class J*(b)	4.65	†	11/15/37	1,000	896,165
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*	5.15		09/15/39	684	594,474
Series 2006-C4, Class M*	5.15		09/15/39	754	638,771

See notes to financial statements.

8

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Series 2006-C1, Class K*(b)	5.74%		02/15/16	$4,715		$4,639,013
Series 2006-C4, Class K*(b)	6.30		09/15/36	4,950		5,034,858

						10,907,116

GM Building Mezzanine Loan(g)	6.00		02/10/10	5,000		4,840,486
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB14, Class H*(b)	5.72		12/12/44	2,300		2,266,192
JP Morgan Commercial Mortgage Finance Corp.
Series 1999-C8, Class C	7.42	†	07/15/31	5,000	@	5,298,550
LB-UBS Commercial Mortgage Trust
Series 2002-C2, Class L*(b)	5.68		07/15/35	5,300		5,282,669
Morgan Stanley Capital I
Series 2006-TOP21, Class H*(b)	5.30		10/12/52	1,500		1,454,426
Series 2006-IQ11, Class J*(b)	5.53		06/15/42	256		222,892

						1,677,318

Nationslink Funding Corp.
Series 1998-2, Class F*(b)	7.11		08/20/30	4,840		5,174,304
UBS 400 Atlantic Street Mortgage Trust
Series 2002-C1A, Class B3*(b)	7.19		01/11/22	3,000		3,193,200
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H*(b)	5.48		10/15/41	4,000		3,939,064

Total Commercial Mortgage Backed Securities
(Cost – $57,764,033)						61,577,200

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 13.4%
Subordinated Collateralized Mortgage Obligations – 13.4%
Banc of America Alternative Loan Trust
Series 2004-3, Class 30B6	5.50		04/25/34	549		87,844
Banc of America Funding Corporation
Series 2003-3, Class B4	5.46	†	10/25/33	904		797,640
Series 2003-3, Class B5	5.46	†	10/25/33	904		634,715
Series 2003-3, Class B6	5.46	†	10/25/33	907		362,947

						1,795,302

Banc of America Mortgage Securities, Inc.
Series 2005-4, Class B4	5.50		05/25/35	539		459,596
Series 2005-4, Class B5	5.50		05/25/35	404		268,936
Series 2005-4, Class B6	5.50		05/25/35	270		90,379
Series 2005-5, Class 30B4	5.50		06/25/35	788		669,737
Series 2005-5, Class 30B5	5.50		06/25/35	591		390,237
Series 2005-5, Class 30B6	5.50		06/25/35	591		198,089
Series 2001-4, Class 1B3	6.75		04/20/31	1,571		1,569,231

						3,646,205

Countrywide Home Loans
Series 2003-57, Class B3	5.50		01/25/34	481		432,722

See notes to financial statements.

9

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B5*(b)	5.45	%†	07/25/35	$419	$278,077
Series 2005-4, Class B6*(b)	5.45	†	07/25/35	420	123,951

					402,028

First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3	5.82	†	06/25/30	384	383,649
G3 Mortgage Reinsurance Ltd.
Series 1, Class E*(b)	25.32	†	05/25/08	5,513	5,864,203
JP Morgan Mortgage Trust
Series 2003-A2, Class B4	4.89	†	11/25/33	543	503,219
Residential Finance Limited Partnership
Series 2004-B, Class B5*(b)	6.87	†	02/10/36	3,428	3,470,933
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25		02/25/34	593	512,854
Series 2004-S1, Class B3	5.25		02/25/34	218	82,919
Series 2003-S7, Class B2	5.50		05/25/33	666	460,846
Series 2003-S7, Class B3(a)	5.50		05/25/33	950	379,870

					1,436,489

Resix Finance Ltd. Credit-Linked Notes
Series 2005-C, Class B7*(b)	8.42	†	09/10/37	3,935	3,935,367
Series 2004-C, Class B7*(b)	8.82	†	09/10/36	1,454	1,453,782
Series 2003-D, Class B7*(b)	11.07	†	12/10/35	1,891	1,966,995
Series 2003-CB1, Class B8*(b)	12.07	†	06/10/35	1,883	1,958,293
Series 2006-C, Class B11*(b)	12.57	†	07/15/38	1,000	999,643
Series 2006-C, Class B12*(b)	14.57	†	07/15/38	1,999	2,019,280
Series 2004-A, Class B10*(b)	16.82	†	02/10/36	840	873,521

					13,206,881

Washington Mutual
Series 2005-AR2, Class B11*(b)(d)	6.52	†	01/25/45	3,725	2,946,566
Series 2005-AR2, Class B12*(b)(d)	6.52	†	01/25/45	3,247	730,542

					3,677,108

Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4	5.50		06/25/34	1,750	1,542,786
Series 2004-6, Class B5	5.50		06/25/34	1,050	759,837
Series 2004-6, Class B6	5.50		06/25/34	700	266,113
Series 2002-10, Class B6	6.00		06/25/32	471	322,550

					2,891,286

Total Subordinated Collateralized Mortgage Obligations
(Cost – $37,173,257)					37,797,869

Total Non-Agency Residential Mortgage Backed Securities
(Cost – $37,173,257)					37,797,869

See notes to financial statements.

10

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006		Principal
Interest		Amount	Value
Rate	Maturity	(000s)	(Note 2)

INTEREST ONLY SECURITIES – 6.1%
Banc of America Commercial Mortgage Inc.
Series 2003-1, Class XP2*(b)(f)	1.40	%†	09/11/36	$55,684	$1,955,978
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP2, Class X2*(b)(f)	1.05	†	02/15/35	74,184	1,150,512
COMM Commercial Mortgage
Class 2001-J2A, Class EIO*(b)(f)	3.74	†	07/16/34	10,000	2,779,860
Commercial Capital Access One, Inc.
Series 2001-A, Class T1(f)	4.50		02/15/09	18,000	1,710,000
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1*(b)(f)	0.34	†	05/10/36	84,377	3,490,427
GS Mortgage Securities Corp. II
Series 2001-ROCK, Class X1*(b)(f)	0.21	†	05/03/18	250,382	2,474,154
Vendee Mortgage Trust
Series 1997-2, Class IO(f)	0.06	†	06/15/27	37,396	71,051
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1*(b)(f)	0.57	†	11/15/34	82,186	3,520,006

Total Interest Only Securities
(Cost – $16,180,165)					17,151,988

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS – 8.9%
Basic Industry – 1.7%
AK Steel Corp.	7.75	06/15/12	400	398,000
Arch Western Finance LLC	6.75	07/01/13	400	392,000
Bowater Inc.	6.50	06/15/13	400	357,000
Buckeye Technologies Inc.	8.50	10/01/13	400	414,000
Crown Americas LLC	7.75	11/15/15	400	411,000
Georgia-Pacific Corp.	8.13	05/15/11	400	419,000
Huntsman International LLC*	7.88	11/15/14	400	402,000
Lyondell Chemical Co.	8.25	09/15/16	250	260,000
Momentive Performance*	9.75	12/01/14	400	401,000
Owens Brockway Glass Container Inc.	6.75	12/01/14	400	386,000
Peabody Energy Corp.	6.88	03/15/13	250	253,125
PolyOne Corp.	8.88	05/01/12	400	405,500
Westlake Chemical Corp.	6.63	01/15/16	400	390,000

Total Basic Industry
(Cost – $4,859,317)				4,888,625

Capital Goods – 0.4%
Alliant Techsystems Inc.	6.75	04/01/16	400	396,000
Manitowoc Co., Inc./ The	7.13	11/01/13	400	402,000
Terex Corp.	7.38	01/15/14	400	406,000

Total Capital Goods
(Cost – $1,206,907)				1,204,000

Consumer Cyclical – 0.6%
Avis Budget Car Rental LLC*	7.63	05/15/14	400	386,500
Ford Motor Credit Co.	7.00	10/01/13	400	383,661

See notes to financial statements.

11

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Lear Corp. Series B	5.75%	08/01/14	$250	$211,563
Levi Strauss & Co.	9.75	01/15/15	250	267,187
United Rentals North America Inc.	7.75	11/15/13	400	400,000

Total Consumer Cyclical
(Cost – $1,633,940)				1,648,911

Consumer Non-Cyclical – 0.9%
Couche-Tard U.S. LP	7.50	12/15/13	400	409,000
Dean Foods Co.	7.00	06/01/16	400	408,500
Neiman-Marcus Group Inc.	9.00	10/15/15	400	433,500
Service Corp. Int’l	6.75	04/01/16	400	393,000
Stater Brothers Holdings	8.13	06/15/12	400	404,000
Supervalu Inc.	7.50	11/15/14	400	410,538

Total Consumer Non-Cyclical
(Cost – $2,432,070)				2,458,538

Energy – 1.4%
Chesapeake Energy Corp.	6.88	01/15/16	400	400,500
El Paso Corp.	7.88	06/15/12	400	420,000
Ferrellgas GRS LP	6.75	05/01/14	400	391,000
Grant Prideco Inc. Series B	6.13	08/15/15	400	384,000
Hanover Compressor Co.	7.50	04/15/13	400	401,000
Parker Drilling Company	9.63	10/01/13	270	295,650
Range Resources Corp.	7.50	05/15/16	400	410,000
Sabine Pass LNG LP*	7.50	11/30/16	400	400,500
SESI LLC	6.88	06/01/14	400	400,000
Whiting Petroleum Corp.	7.25	05/01/13	400	400,000

Total Energy
(Cost – $3,890,241)				3,902,650

Media – 1.0%
Charter Communications Operating LLC*	8.38	04/30/14	400	415,500
Idearc Inc.*	8.00	11/15/16	400	406,500
Intelsat Subsidiary Holding Co. LTD	8.63	01/15/15	400	415,500
Lamar Media Corp.	6.63	08/15/15	400	388,500
Mediacom Broadband LLC	8.50	10/15/15	400	400,500
Shaw Communications Inc.	7.20	12/15/11	400	414,000
Sinclair Broadcast Group Inc.	8.75	12/15/11	400	418,000

Total Media
(Cost – $2,844,824)				2,858,500

Services Cyclical – 1.3%
AMC Entertainment Inc. Series B	8.63	08/15/12	400	413,000
Festival Fun Parks LLC	10.88	04/15/14	250	248,125
Hilton Hotels Corp.	7.50	12/15/17	400	420,000
Inn of the Mountain Gods Resort & Casino	12.00	11/15/10	400	426,000
Iron Mountain Inc.	8.63	04/01/13	400	413,000
Isle of Capri Casinos Inc.	7.00	03/01/14	500	489,375
Pokagon Gaming Authority*	10.38	06/15/14	400	434,000

See notes to financial statements.

12

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Seneca Gaming Corp.	7.25%	05/01/12	$400	$400,000
Town Sports Int’l Inc.	9.63	04/15/11	400	422,000

Total Services Cyclical
(Cost – $3,663,436)				3,665,500

Services Non-Cyclical – 0.6%
Allied Waste North America Inc.	6.38	04/15/11	400	396,000
Church & Dwight Company Inc.	6.00	12/15/12	400	386,000
HCA Inc.	6.38	01/15/15	500	416,250
Triad Hospitals Inc.	7.00	11/15/13	400	401,000

Total Services Non-Cyclical
(Cost – $1,573,780)				1,599,250

Technology & Electronics – 0.4%
Flextronics International LTD	6.25	11/15/14	400	388,000
Freescale Semiconductor Inc.*	10.13	12/15/16	400	404,500
Sungard Data Systems Inc.	4.88	01/15/14	400	350,000

Total Technology & Electronics
(Cost – $1,137,864)				1,142,500

Telecommunications – 0.6%
Cincinnati Bell Inc.	8.38	01/15/14	400	409,000
Citizens Communications Co.	6.25	01/15/13	400	391,500
Qwest Capital Funding Inc.	6.50	11/15/18	400	366,000
Windstream Corp.*	8.63	08/01/16	400	435,500

Total Telecommunications
(Cost – $1,598,932)				1,602,000

Total High Yield Corporate Bonds
(Cost – $24,841,311)				24,970,474

		Value
	Shares	(Note 2)

COMMON STOCKS – 1.0%
Anthracite Capital Incorporated (REIT)	27,400	347,158
Duke Realty Corp. (REIT)	11,583	504,092
MFA Mortgage Investments Incorporated (REIT)	271,900	2,115,382

Total Common Stocks
(Cost – $2,443,827)		2,966,632

PREFERRED STOCKS – 1.4%
Equity Office Properties Trust Series B, 5.25% (REIT)	46,012	3,112,712
SL Green Realty Corp. Series C, 7.63% (REIT)	29,900	774,111

Total Preferred Stocks
(Cost – $2,725,533)		3,886,823

See notes to financial statements.

13

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

SHORT TERM INVESTMENT – 0.0%
United States Treasury Bill
(cost $99,827)	0.00%	12/14/06	$100#	$99,814

Total Investments – 137.0%
(Cost – $385,514,406)				385,926,536
Liabilities in Excess of Other Assets – (37.0)%				(104,222,780)

NET ASSETS – 100.0%				$281,703,756

*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	—	Variable Rate Security: Interest rate is the rate in effect November 30, 2006.
(a)	—	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
(b)	—	Private placement.
(c)	—	This issue is currently making only partial interest payments.
(d)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(e)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)	—	Interest rate is based on the notional amount of the underlying mortgage pools.
(g)	—	Represents investment in Mezzanine Loans.
#	—	Portion or entire principal amount is held as collateral for open futures contracts (Note 7).
CDO	—	Collateralized Debt Obligation
REIT	—	Real Estate Investment Trust
@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).

See notes to financial statements.

14

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 2006

Assets:
Investments in securities, at market (cost $380,689,180) (Note 2)	$381,086,050
Investments in mezzanine loans, (cost $4,825,226)	4,840,486

Total Investments (cost $385,514,406)	385,926,536
Cash	1,652,978
Interest and dividends receivable	2,601,528
Receivable for investments sold	762,865
Principal paydowns receivable	53,447
Unrealized appreciation on swap contracts (Note 7)	252,506
Receivable for variation margin	37,281

Total assets	391,287,141

Liabilities:
Reverse repurchase agreements (Note 5)	107,716,250
Interest payable for reverse repurchase agreements (Note 5)	172,487
Payable for investments purchased	1,400,000
Investment advisory fee payable (Note 3)	149,662
Administration fee payable (Note 3)	46,725
Accrued expenses and other liabilities	98,261

Total liabilities	109,583,385

Net Assets (equivalent to $9.13 per share based on 30,844,172 shares issued and outstanding)	$281,703,756

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6)	$308,442
Additional paid-in capital (Note 6)	301,160,589
Accumulated undistributed net investment income	3,314,052
Accumulated net realized loss	(23,809,911)
Net unrealized appreciation on investments, swaps contracts and futures	730,584

Net assets applicable to capital stock outstanding	$281,703,756

See notes to financial statements.

15

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 2006

Investment Income (Note 2):
Interest	$27,988,664
Dividends	195,906

28,184,570

Expenses:
Investment advisory fee (Note 3)	1,785,640
Administration fee (Note 3)	561,429
Insurance	183,481
Legal	148,999
Reports to shareholders	116,579
Directors’ fees	79,241
Accounting and tax services	77,633
Custodian	67,834
Transfer agency	43,758
Registration fees	31,083
Miscellaneous	24,764

Total operating expenses	3,120,441
Interest expense on reverse repurchase agreements (Note 5)	4,846,021

Total expenses	7,966,462

Net investment income	20,218,108

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net realized gain on:
Investment transactions	650,793
Swap contracts	486,861
Futures transactions	430,623

Net realized gain on investment transactions, swap contracts and futures transactions	1,568,277

Net change in unrealized appreciation/depreciation on:
Investments	8,032,793
Swap contracts	(44,887)
Futures	(369,079)

Net change in unrealized appreciation/depreciation on investments, swap contracts and futures	7,618,827

Net realized and unrealized gain on investments, swap contracts and futures	9,187,104

Net increase in net assets resulting from operations	$29,405,212

See notes to financial statements.

16

THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	November 30, 2006	November 30, 2005

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$20,218,108	$24,314,343
Net realized gain (loss) on investment transactions, swap contracts and futures transactions	1,568,277	(763,187)
Net change in unrealized appreciation/depreciation on investments, swap contracts and futures	7,618,827	(5,940,660)

Net increase in net assets resulting from operations	29,405,212	17,610,496

Dividends to Shareholders (Note 2):
Net investment income	(22,189,292)	(25,406,137)

Capital Stock Transactions (Note 6):
Net assets value of shares issued through dividend reinvestment (30,735 and 49,223 shares, respectively)	277,475	471,064

Net increase from capital stock transactions	277,475	471,064

Total increase (decrease) in net assets	7,493,395	(7,324,577)
Net Assets:
Beginning of year	274,210,361	281,534,938

End of year (including undistributed net investment income of $3,314,052 and $3,891,987, respectively)	$281,703,756	$274,210,361

See notes to financial statements.

17

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2006

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$29,405,212
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(308,133,921)
Proceeds from disposition of long-term portfolio investments and principal paydowns	313,140,190
Sales of short-term portfolio investments, net	2,098,713
Increase in interest and dividends receivable	(248,153)
Increase in receivable for investments sold	(762,865)
Decrease in principal paydown receivable	53,066
Decrease in prepaid expenses and other assets	30,226
Increase in variation margin receivable	(9,625)
Increase in interest payable for reverse repurchase agreements	25,309
Decrease in payable for investments purchased	(17,598,516)
Increase in investment advisory fee payable	2,741
Increase in administration fee payable	6,179
Increase in accrued expenses and other liabilities	89,998
Net amortization and paydown losses on investments	2,495,073
Unrealized appreciation on investments	(8,032,793)
Unrealized depreciation on swaps	44,887
Net realized gain on investment transactions	(567,152)

Net cash provided by operating activities	12,038,569

Cash flows used for financing activities:
Net cash provided by reverse repurchase agreements	10,994,354
Dividends paid to shareholders, net of reinvestments	(21,911,817)

Net cash used for financing activities	(10,917,463)

Net increase in cash	1,121,106
Cash at beginning of year	531,872

Cash at end of year	$1,652,978

Noncash financing activities not included herein consist of reinvestment of dividends of $277,475.
Interest payments for the year ended November 30, 2006, totaled $4,820,712.

See notes to financial statements.

18

THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights

	For the Year Ended November 30,

	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year	$8.90	$9.15	$9.29	$9.24	$9.17

Net investment income	0.66	0.79	0.79	0.85	0.89
Net realized and unrealized gains (losses) on investments, short sales, futures and swap contracts	0.29	(0.21)	(0.03)	0.10	0.08

Net increase in net asset value resulting from operations	0.95	0.58	0.76	0.95	0.97

Net effect of shares repurchased	—	—	—	—	—	*

Dividends from net investment income	(0.72)	(0.83)	(0.90)	(0.90)	(0.90)
Offering costs charged to additional paid-in-capital	—	—	—	—	—	*

Net asset value, end of year	$9.13	$8.90	$9.15	$9.29	$9.24

Market price, end of year	$9.1900	$8.2200	$10.2900	$10.1600	$9.2800

Total Investment Return+	21.37%	(12.63)%	11.31%	20.43%	19.39%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000’s)	$281,704	$274,210	$281,535	$285,149	$282,568
Operating expenses	1.14%	1.08%	1.10%	1.15%	1.05%
Interest expense	1.76%	1.41%	0.61%	0.47%	0.84%
Total expenses	2.90%	2.49%	1.71%	1.62%	1.89%
Net investment income	7.36%	8.68%	8.55%	9.10%	9.62%
Portfolio turnover rate	81%	43%	80%	89%	61%

*	Rounds to less than $0.01.

+	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements.

19

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

1.     The Fund
The Hyperion Total Return Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.
The Fund’s investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.     Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available (approximately 22% of the investments in securities held by the Fund at November 30, 2006) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.
Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

20

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
Swap agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 7 for a summary of all open swap agreements as of November 30, 2006.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, Hyperion Brookfield Asset Management Inc. (formerly Hyperion Capital Management, Inc.) (the “Advisor”) will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor

21

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.
Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
3.     Investment Advisory Agreements and Affiliated Transactions
Pursuant to a transaction whereby Brascan Financial (U.S.) Corporation purchased all stock ownership of the holding company indirectly owning the Advisor as described in the Proxy Statement to Stockholders dated March 18, 2005 (the “Transaction”) the Fund entered into an Investment Advisory Agreement (the “New Investment Advisory Agreement”) with the Advisor on April 28, 2005. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the year ended November 30, 2006, the Advisor earned $1,785,640 in investment advisory fees.
The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (formerly named “Hyperion Capital Management, Inc.) (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the year ended

22

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

November 30, 2006, the Administrator earned $561,429 in administration fees. The administrator is responsible for any fees due the Sub-Administrator, except NQ filing fees.
Certain officers and directors of the Fund are officers and/or directors of the Advisor or the Administrator.
4.     Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the year ended November 30, 2006, were $58,041,051 and $60,573,472, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2006 were $250,092,870 and 254,416,811, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.
5.     Borrowings
The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
At November 30, 2006, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$2,360,000	Bear Stearns, 5.31%, dated 11/6/06, maturity date 12/5/06	$2,370,095
2,540,000	Bear Stearns, 5.31%, dated 11/6/06, maturity date 12/5/06	2,550,865
1,708,000	CS First Boston, 5.30%, dated 11/8/06, maturity date 12/11/06	1,716,298
2,344,000	CS First Boston, 5.30%, dated 11/8/06, maturity date 12/11/06	2,355,388
2,021,000	CS First Boston, 5.31%, dated 11/29/06, maturity date 12/6/06	2,023,087
2,318,000	CS First Boston, 5.30%, dated 11/21/06, maturity date 12/13/06	2,325,508
10,988,000	Goldman Sachs, 5.30%, dated 11/27/06, maturity date 12/14/06	11,015,501
7,317,000	Greenwich Capital Markets, 5.32%, dated 11/13/06, maturity date 1/17/07	7,387,284
4,056,000	Greenwich Capital Markets, 5.32%, dated 11/13/06, maturity date 1/17/07	4,094,960
2,195,000	Greenwich Capital Markets, 5.30%, dated 11/7/06, maturity date 12/7/06	2,204,695
5,003,000	J.P. Morgan Chase, 5.37%, dated 11/28/06, maturity date 1/9/07	5,034,344
9,221,000	Lehman Brothers, 5.30%, dated 11/20/06, maturity date 12/12/06	9,250,866
5,006,250	Lehman Brothers, 3.15%, dated 11/29/06, maturity date 12/6/06	5,009,316
20,025,000	Lehman Brothers, 3.15%, dated 11/29/06, maturity date 12/6/06	20,037,265
3,809,000	Lehman Brothers, 5.30%, dated 11/27/06, maturity date 12/18/06	3,820,776
2,780,000	Lehman Brothers, 5.31%, dated 11/29/06, maturity date 12/18/06	2,787,791
2,394,000	Merrill Lynch, 5.31%, dated 11/29/06, maturity date 12/6/06	2,396,472
5,353,000	Merrill Lynch, 5.30%, dated 11/20/06, maturity date 12/12/06	5,370,338
3,384,000	Merrill Lynch, 5.30%, dated 11/21/06, maturity date 12/13/06	3,394,960
2,340,000	Merrill Lynch, 5.30%, dated 11/7/06, maturity date 12/7/06	2,350,335
2,226,000	Merrill Lynch, 5.30%, dated 11/7/06, maturity date 12/7/06	2,235,832

23

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

		Maturity
Face Value	Description	Amount

$2,549,000	Morgan Stanley, 5.30%, dated 11/2/06, maturity date 12/4/06	$2,561,009
2,513,000	Morgan Stanley, 5.30%, dated 11/7/06, maturity date 12/4/06	2,522,989
3,266,000	Morgan Stanley, 5.31%, dated 10/26/06, maturity date 12/4/06	3,284,788

$107,716,250

	Maturity Amount, Including Interest Payable	$108,100,762

	Market Value of Assets Sold Under Agreements	$110,635,500

	Weighted Average Interest Rate	4.81%

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2006, was approximately $99,817,146 at a weighted average interest rate of 4.85%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $120,264,983 as of October 11, 2006, which was 30.02% of total assets.
6.     Capital Stock
There are 50 million shares of $0.01 par value common stock authorized. Of the 30,844,172 shares outstanding at November 30, 2006, the Advisor owned 11,112 shares.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.
For the years ended November 30, 2006 and 2005, no shares have been repurchased. All shares repurchased have been retired. Since inception of the stock repurchase program 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value.
The Fund issued to its shareholders of record as of the close of business on August 27, 2001 transferable rights to subscribe for up to an aggregate 7,644,525 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held at the subscription price $8.10 per share. During September 2001, the Fund issued, in total, 7,644,525 shares of Common Stock on exercise of such Rights. Rights offering costs of $515,977 and brokerage and deal-manager commissions of $2,322,025 were charged directly against the proceeds of the Offering. An adjustment of $16,696 related to such offering costs was credited to paid-in capital during the year ended November 30, 2002.
7.     Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the year, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
There was no written option activity for the year ended November 30, 2006.

24

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

As of November 30, 2006, the following swap agreements were outstanding:

			Net Unrealized
	Expiration		Appreciation/
Notional Amount	Date	Description	(Depreciation)

$5,000,000	10/15/48	Agreement with Bear Stearns, dated 11/28/06 to receive monthly the notional amount multiplied by 0.750% and to pay only in the event of a write down or failure to pay a principal payment on WBCMT 2006-C28J.	$945
2,500,000	9/11/42	Agreement with Bear Stearns, dated 11/02/05 to receive monthly the notional amount multiplied by 2.100% and to pay only in the event of a write down, failure to pay a principal payment or an interest shortfall on BSCMS 2005-PWR9K.	195,436
5,000,000	2/15/39	Agreement with Royal Bank of Scotland, dated 8/11/06 to receive monthly the notional amount multiplied by 1.080% and to pay only in the event of a write down, failure to pay a principal payment or an interest shortfall on CSMC 2006-C1K.	119,277
5,000,000	10/15/42	Agreement with Royal Bank of Scotland, dated 8/11/06 to receive monthly the notional amount multiplied by 1.030% and to pay only in the event of a write down, failure to pay a principal payment or an interest shortfall on MSC 2006-IQ11H.	(63,152)

			$252,506

As of November 30, 2006, the following futures contracts were outstanding:
Long:

					Unrealized
Notional			Cost at	Value at	Appreciation/
Amount	Type	Expiration Date	Trade Date	November 30, 2006	(Depreciation)

$22,600,000	5 Yr. U.S. Treasury Note	March 2007	$23,915,320	$23,991,313	$75,993
Short:

					Unrealized
Notional			Cost at	Value at	Appreciation/
Amount	Type	Expiration Date	Trade Date	November 30, 2006	(Depreciation)

$5,600,000	10 Yr. U.S. Treasury Note	March 2007	$6,104,455	$6,114,500	$(10,045)
8.     Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.
During the year ended November 30, 2006, the tax character of the $22,189,292 of distributions paid was entirely from ordinary income. During the year ended November 30, 2005, the tax character of the $25,406,137 of distributions paid was also entirely from ordinary income.

25

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

At November 30, 2006 the components of net accumulated losses on a tax basis were as follows:

Undistributed Tax Ordinary Income	$3,327,219
Capital loss carryforward	(23,396,908)
Post-October capital loss deferrals	(347,055)

Book unrealized appreciation/(depreciation)	730,584
Minus: Cumulative Timing Differences	(79,115)

Net unrealized appreciation on investments and swap contracts	651,469

Total tax basis net accumulated losses	$(19,765,275)

The differences between the tax basis capital loss carryforward and book accumulated realized losses is due to the mark-to-market of futures and the deferral of post-October realized losses for tax purposes. The differences between book and tax basis unrealized appreciation is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.
Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at November 30, 2006 was $385,514,406. Net unrealized appreciation was $412,130 (gross unrealized appreciation — $11,148,111; gross unrealized depreciation — ($10,735,981)). At November 30, 2006, the Fund had a capital loss carryforward of $23,396,908, of which $4,541,146 expires in 2007, $3,003,624 expires in 2008, $8,349,330 expires in 2009, $3,566,846 expires in 2010, $2,216,675 expires in 2013, and $1,719,287 expires in 2014, available to offset any future gains, to the extent provided by regulations.
Capital Account Reclassification: At November 30, 2006, the Fund’s undistributed net investment income was increased by $1,393,249 with an offsetting increase in accumulated net realized loss. These adjustments were primarily the result of current period paydown reclassifications and swap interest income (expense) reclassifications.
9.     Subsequent Events
Dividend: The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend	Record	Payable
Per Share	Date	Date

$0.060	12/12/06	12/28/06
$0.060	12/27/06	01/26/07
10.     Contractual Obligations
The Fund enters into contracts that contain a variety of indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11.     New Accounting Pronouncement
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. As of November 30, 2006, the Fund has not completed its evaluation of the impact on its financial statements, if any, that will result from adopting FIN 48.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

26

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Fund has not completed it evaluation of the impact of the adoption of SFAS No. 157 and the impact on the amounts reported in the financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Hyperion Total Return Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Total Return Fund, Inc. as of November 30, 2006, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 2004, have been audited by other auditors, whose report dated January 26, 2005 expressed an unqualified opinion on such financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. as of November 30, 2006, the results of its operations and its cash flows for the year then ended and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Briggs, Bunting & Dougherty LLP
Philadelphia, Pennsylvania
January 17, 2007

28

 TAX INFORMATION (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2006) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 0.89% of the Fund’s distributions during the fiscal year ended November 30, 2006 were earned from U.S. Treasury obligations. None of the Fund’s distributions qualify for the dividends received deduction available to corporate shareholders.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar 2006. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2007. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

29

 COMPLIANCE CERTIFICATIONS (Unaudited)

On May 17, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

30

THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Total Return Fund, Inc. (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of	Principal Occupation(s) During Past 5 Years	Portfolios in Fund
Name, Address	Office and Length of	and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Disinterested Director Class II Director to serve until 2007 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Chairman Elected December 2003 Director since June 2002, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (April 2006- Present); Director of Student Loan Corporation (“STU”) (2005-Present); General Partner of Resource Capital Fund II & III CIP L.P. (1998-Present); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (“JTX”) (2004- Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-Present); Chairman of Excelsior Funds (33) (1994- Present) and Laudus Funds (2006-Present).	4
Disinterested Directors Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 70	Director since June 2002, Member of the Audit Committee, Member of Nominating and Compensation Committee, Member of Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998- Present); President of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-Present).	4

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 59	Director Since April 2006, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2006- Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	3

31

THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of	Principal Occupation(s) During Past 5 Years	Portfolios in Fund
Name, Address	Office and Length of	and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Interested Director
Class III Director to serve until 2008 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Director since December 2003, Member of Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Managing Partner (2005-Present), Chief Executive Officer (1998-Present); President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President, Chief Executive Officer and Director of Crystal River Capital, Inc., (“CRZ”) (2005-Present); President and Director of several investment companies advised by the Advisor or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	4
Disinterested Director
Class III Director to serve until 2008 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director since September 2005, Chairman of the Audit Committee, Member of Compensation and Nominating Committee Elected for Two Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2005- Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004- Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	3

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

32

THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Fund	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 53	President	Elected Annually Since June 2002	Please see “Information Concerning Nominees/Directors.”

John Dolan* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 52	Vice President	Elected Annually Since June 2002	Managing Partner (2005-Present), Chief Investment Strategist (1998-Present) and Chief Investment Officer (2002-Present) of the Advisor; Chief Investment Officer of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).

Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 47	Treasurer	Elected Annually Since June 2002	Managing Director of Brookfiled Opeartions and Management Services, LCC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002- 2006) of the Advisor (1995-2006); Treasurer of several investment companies advised by the Advisor or by its affiliates (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 38	Secretary	Elected since November 2006**	Director, General Counsel and Secretary (October 2006-Present) of the Advisor; Vice President, General Counsel and Assistant Secretary of Crystal River Capital, Inc. (“CRZ”) (November 2006-Present); Secretary of several investment companies advised by the Advisor or by its affiliates (November 2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-October 2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)	Elected August 2006**	Vice President, Compliance Officer (July 2005- August 2006), Assistant General Counsel (July 2006-Present) and CCO (September 2006- Present) of the Advisor; CCO of several investment companies advised by the Advisor or by its affiliates (November 2006-Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

**	Daniel S. Kim served as the Secretary and CCO of the Fund and the Advisor until August 2006.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

33

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

(This page intentionally left blank)

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION BROOKFIELD ASSET
MANAGEMENT, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010
For General Information about the Fund:
1 (800) HYPERION
SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Shareholder Services:
1 (800) 937-5449
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
Two Penn Center, Suite 820
Philadelphia, Pennsylvania 19102
LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.
Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John Dolan
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer

* Audit Committee Members

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
The Hyperion Total Return Fund, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

ATTACHMENT 2
Semi-Annual Report for the six month period May 31, 2007 (File No. 811-05820 and Accession No. 0000950133-07-003265, filed August 7, 2007)

The Hyperion Brookfield Total Return Fund, Inc.

Semi-Annual Report

May 31, 2007

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio Composition – (Unaudited)

The chart that follows shows the allocation of the Fund’s holdings by asset category as of May 31, 2007.
THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio Of Investments As Of May 31, 2007*

* As a percentage of total investments.

1

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2007

Dear Shareholder:
We welcome this opportunity to provide you with information about The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”) for the semi-annual period ended May 31, 2007. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HTR”.
Description of the Fund
The Fund is a diversified closed-end investment company. The Fund’s investment objective is to provide shareholders with a high total return, including short and long-term capital gains, and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and high yield corporate securities.
Portfolio Performance
For the six month period ending May 31, 2007, shareholders realized a total investment return of 1.20%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.94 on May 31, 2007, the Fund’s shares have a current yield of 8.05%, which was 3.20% higher than the 4.85% yield of the 5-Year U.S. Treasury note. This was also competitive with the yields of other multi-sector bond funds in its category.
The Fund’s NAV was down 3.3% over the period. The decline was a result of the higher interest rate environment and widening yield spreads. It was not due to unexpected credit impairments on the Fund’s holdings.
As of May 31, 2007, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond’s duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 4.2 years, as measured on a net asset basis.
Market Environment
The residential mortgage market, or more specifically a sub-sector of the market called “sub-prime mortgage lending”, has made headlines for the past eight months. Headlines in this sub-sector included major originator failures, rising delinquency levels and mandated revisions to lending standards. As an investment advisor that invests in the mortgage-balanced securities (“MBS”) market, we are attuned to the changes in the mortgage landscape, and we thought it would be useful to discuss our thoughts on this topic.
Our analysis indicates that the most significant problems in the mortgage market stem from loans made to borrowers with less-than-pristine credit, the so-called “sub-prime” borrowers. Moreover, within the sub-prime mortgage sector, there is a subsequent distinction between fixed-rate and floating-rate loans. The most problematic loans are floating-rate mortgage loans, specifically those that were originated after the fourth quarter of 2005. Based on current performance information, we do not see the same deterioration in fixed-rate mortgages, even those for those fixed-rate loans originated to sub-prime borrowers. Delinquency levels, for fixed-rate loans originated in 2006, are less than one third of the delinquencies seen among floating-rate loans. Furthermore, older vintages, mortgages originated in 2003, 2004 and to some extent 2005, saw high levels of prepayments and therefore will present a much lower lifetime loss than the 2006 vintage. Finally, for the so-called “prime” borrowers, which are borrowers with higher credit scores, we continue to see much more stable performance. All totaled, securities backed by either fixed-rate mortgages, or backed by mortgages that were originated prior to 2006, or backed by loans to prime borrowers, are less likely to see any problematic credit deterioration.
As mentioned above, we don’t only differentiate between floating-rate and fixed-rate loans, but we also differentiate between loans with less layered risk and those loans with more layered risk — the so-called “Alternative-A” sector. These layered risk loans include loans with no income verification, loans with higher loan-to-value ratios, loans to first time buyers or loans on investment properties. As such, loans that we would identify as problematic represent an estimated 2% of the total U.S. housing market.
While that 2% of the U.S. housing market does not necessarily seem troublesome, with tighter underwriting standards, rising interest rates and the elimination of certain types of credit, the effect on the overall housing activity could be much greater. For example, a reduction in new and existing home sales could bring the number of problematic mortgages to more than 10% of annual home sales. Reduced demand for homes will continue to weigh on pricing, as will continued pressure driven by a lack of affordability. Against this backdrop, we believe that housing activity will be subdued over the next few years. Home

2

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2007

price growth in many regions is likely to be zero or slightly negative over the next three years. The current housing recession is likely to be protracted, as housing cycles tend to present declines as smaller annual numbers over many years.
Looking forward, one major concern is the degree of loans that were originated at teased (lower) fixed-rate, which will reset to a floating rate in the near future. Over the next two years, the interest rate on a majority of outstanding sub-prime mortgage loans will reset, and they will reset into a substantially higher interest rate environment. For these payment-sensitive borrowers, this will be a key stress factor. Much rhetoric has surrounded these loan rate resets and how lenders, mortgage services and government agencies will attempt to deal with, or provide aid to, borrowers facing challenges due to the loan reset. We believe it will take some time until any agreement can be reached on standardizing these so-called loan work-outs.
We are in the middle of a correction in the sub-prime lending market. We have and will continue to see a shake-out of players through bankruptcy filings, closures, and consolidation of the operating companies that originate, service and securitize sub-prime mortgages. We have and will continue to see the impact of leverage in this environment. Leverage through higher loan-to-value (“LTV”) ratios, higher debt-to-income ratios, overstated incomes and loan rate resets will result in serious performance deterioration for certain loans, particularly as home prices decline or stagnate. We will see the effects of leverage on market participants, through sales/liquidations from hedge funds and other strategies that relied on higher leverage as decreasing prices on MBS force a de-leveraging of assets, the so-called margin call. And finally we continue to see rising losses on MBS sales as loans season, prepayments slow and delinquencies rise. Fundamental deterioration in sub-prime MBS has already begun, but we expect that rating agencies and other participants will be able to clarify expectations based on the actual performance numbers in 2007 through 2009, likely leading to rating downgrades which will impact CDOs and may result in additional technical imbalances.
The pressure from the sub-prime market is spilling over, resulting in reduced liquidity in other sectors such as commercial mortgage-backed securities and high yield corporate bonds. In these sectors, despite a better fundamental situation, yield spreads are wider and prices have declined. We believe liquidity-driven situations like these may open up opportunities for this Fund on several fronts:

First, MBS investments of all types and all vintages are lower in price, as the market is neither distinguishing between fixed-rate and floating-rate MBS nor between different vintages. As a result, for the discerning investor, purchases of securities with good credit characteristics are as attractive as they have been in several years.

Second, prices for other asset types, such as commercial MBS and corporate bonds are also falling, which makes new purchases of these types of securities that continue to have strong fundamentals, more attractive than they have been in years.

Third, “there is no bad collateral, there are only bad prices”; we believe that there will be some security-specific opportunities among fixed-rate and floating-rate sub-prime MBS. The Fund is poised to tale advantage of these opportunities, specifically if through the demise of CDO issuance there is a substantial supply/demand imbalance.

Finally, we believe that rating agencies will be more conservative in structuring MBS securities in the future, which is likely to result in securities that are better enhanced to withstand performance stress.
These are certainly interesting times. The markets are in transition and risk is finally being re-priced, but with numerous investment opportunities and with our rigorous underwriting, we believe we can continue to bring value and opportunities to our shareholders.
Portfolio Strategy
Due largely to the events described above, the multi-year reduction in yield and risk-premiums has begun a reversal. Yield spreads began to widen first in MBS, but more recently other yield spread products, such as corporate securities and loans, have also weakened. Credit fundamentals for corporations are positive as the domestic economy continues to grow, corporate earnings also remain a positive force in the economy, and the global economy remains strong.
One of our main priorities for the Fund is the continued surveillance of the portfolio’s residential MBS credit exposures. Since we anticipated the deterioration in the residential credit sector back in 2005, we limited our newer holdings in the MBS sector, and have no 2006 vintage exposure to sub-prime MBS. Our prime MBS holdings are largely concentrated in 2002 to 2005 vintage securities that are backed by fixed-rate mortgage loans. Our holdings are in older vintages that continue to perform as expected.

3

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2007

Helped by a strong equity market, the corporate high-yield bond market generated strong returns during the period. Corporate defaults have been low due to strong earnings and easy access to capital. The Fund’s high-yield securities are underweight to the consumer sector, and are overweight to cyclicals, particularly to basic industry. This reflects, in part, an absence of homebuilder and building product names, automotive and auto parts and an overweight position in metals, machinery, and business services names on the other. As discussed above, the dislocations in the sub-prime mortgage and structured credit markets have caused some investors to push back on some of the more aggressively structured financing attempted by Wall Street. While this could result in wider yield spreads, the general environment for corporate credit remains positive, as does our outlook for the corporate high-yield market.
We have been defensive on our RMBS exposure in the Fund. As of May 31, 2007, less than 2% of the portfolio’s total market value was allocated to sub-prime MBS. Additionally, the Fund has no exposure to 2006 sub-prime mortgages, which have been largely responsible for the recent negative headlines due to unusually high delinquencies. The portfolio’s sub-prime MBS holdings were originated between 1998 and 2005. Approximately half of the Fund’s holdings were backed by fixed-rate loans, which are performing significantly better than the adjustable-rate loan cohort. The Fund’s sub-prime MBS holdings have been performing to our expectations.
Over the last six months, we have increased the allocation to commercial MBS by 9% to take advantage of higher yields at the expense of lower-yielding, higher-rated Agency MBS and U.S. Treasuries. Finally, with 31.1% of the portfolio allocated to Agency MBS and Treasuries, we are in a good position to take advantage of the dislocations occurring in the market and continue to look for investment opportunities in the MBS and commercial MBS markets.
We believe that the current dislocations in the structured mortgage markets are temporary and that yield spreads will be narrower in the future. We have been very patient over the last 18 month in avoiding what we perceive to be the problems that the market is facing today. In our minds, today’s market environment offers an excellent opportunity to deploy capital and take advantage in an attractive investment environment.
Conclusion
We remain committed to the Fund and its shareholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.
We appreciate the opportunity to serve your investment needs.

CLIFFORD E. LAI President, The Hyperion Brookfield Total Return Fund, Inc. Chairman, Hyperion Brookfield Asset Management, Inc.

MICHELLE RUSSELL DOWE Portfolio Manager The Hyperion Brookfield Total Return Fund, Inc. Managing Director, Hyperion Brookfield Asset Management, Inc.

4

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 44.9%
U.S. Government Agency Collateralized Mortgage Obligations – 2.3%
Federal Home Loan Mortgage Corporation
Series 1675, Class KC	6.50%		10/15/10	$3,451	@	$3,462,016
Series 1604, Class MC	9.00	†	11/15/08	320		326,256
Series 1604, Class SB	9.00	†	11/15/08	62		62,217
Series 1587, Class SK	9.00	†	10/15/08	472		473,648

						4,324,137

Federal National Mortgage Association
Series 1997-79, Class PL	6.85		12/18/27	949		972,521
Series 1998-W6, Class B3	7.09		10/25/28	1,118		971,751
Series 1993-170, Class SC	9.00	†	09/25/08	25		25,246
Series 1993-48, Class C	9.50		04/25/08	8		8,351

						1,977,869

Total U.S. Government Agency Collateralized Mortgage Obligations (Cost – $6,226,005)

U.S. Government Agency Pass-Through Certificates – 39.1%
Federal Home Loan Mortgage Corporation
Pool A16170	6.00		12/01/33	2,925		2,938,436
Pool A17112	6.00		12/01/33	10,049	@	10,095,171
Pool A24261	6.50		07/01/34	2,362		2,412,077
Pool A25455	6.50		08/01/34	2,619		2,674,638
Pool C53494	7.50		06/01/31	50		52,655
Pool C56878	8.00		08/01/31	121		127,930
Pool C58516	8.00		09/01/31	290		306,014
Pool C59641	8.00		10/01/31	366		386,272
Pool C55166	8.50		07/01/31	217		232,832
Pool C55167	8.50		07/01/31	78		83,664
Pool C55168	8.50		07/01/31	82		87,406
Pool C55169	8.50		07/01/31	192		206,028
Pool C60422	8.50		10/01/31	63		67,471
Pool C60423	8.50		10/01/31	243		260,348
Pool G01466	9.50		12/01/22	1,790		1,942,432
Pool 555538	10.00		03/01/21	1,510		1,631,979

						23,505,353

Federal National Mortgage Association
TBA	5.50		03/15/37	10,000		9,762,500
Pool 649881	6.00		09/01/32	2,309		2,320,720
Pool 811125	6.00		02/01/35	3,164		3,162,376
Pool 650162	6.50		10/01/32	1,702		1,744,886
Pool 652870	6.50		10/01/32	1,908		1,955,778
Pool 654917	6.50		08/01/32	4,986	@	5,110,505
Pool 655843	6.50		09/01/32	2,111		2,163,592
Pool 783828	6.50		07/01/34	1,242		1,267,561
Pool 789949	6.50		07/01/34	3,146		3,211,635
Pool 796005	6.50		09/01/34	6,851	@	6,994,326
Pool 809240	6.50		01/01/35	1,618		1,651,453

See notes to financial statements.

5

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 555933	7.00%		06/01/32	$8,263	@	$8,611,329
Pool 645912	7.00		06/01/32	1,808		1,883,050
Pool 645913	7.00		06/01/32	1,885		1,963,242
Pool 843773	7.00		12/01/35	1,055		1,087,474
Pool 255053	7.50		12/01/33	549		571,803
Pool 545990	7.50		04/01/31	3,070	@	3,218,697
Pool 735576	7.50		11/01/34	3,402	@	3,563,705
Pool 784369	7.50		07/01/13	235		236,225
Pool 789284	7.50		05/01/17	669		688,285
Pool 827853	7.50		10/01/29	899		941,726
Pool 833602	7.50		11/01/35	2,219		2,299,718
Pool 885034	7.50		05/01/36	2,311		2,381,209
Pool 896391	7.50		06/01/36	4,102	@	4,226,425
Pool 398800	8.00		06/01/12	851		879,649
Pool 735800	8.00		01/01/35	2,053		2,176,051
Pool 887694	8.00		06/01/36	471		493,585
Pool 827855	8.50		10/01/29	1,679		1,803,760
Pool 545436	9.00		10/01/31	769		838,912
Pool 852865	9.00		07/01/20	2,507		2,706,998
Pool 458132	9.45		03/15/31	2,774		3,032,534

						82,949,709

Total U.S. Government Agency Pass-Through Certificates (Cost – $107,806,937)

U.S. Treasury Obligations – 3.5%
United States Treasury Note (cost $9,776,563)	4.50		05/15/17	10,000	@	9,693,750

Total U.S. Government & Agency Obligations (Cost – $123,809,505)						122,450,818

ASSET-BACKED SECURITIES – 23.1%
Housing Related Asset-Backed Securities – 17.8%
125 Home Loan Owner Trust
Series 1998-1A, Class M2*(b)	7.75		02/15/29	278		277,695
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1	7.65		05/15/21	10,060		8,711,960
Asset Backed Funding Corporation
Series 2005-AQ1, Class B1*(e)	5.75/6	.25	06/25/35	1,986		1,535,352
Series 2005-AQ1, Class B2*(e)	5.75/6	.25	06/25/35	2,087		1,648,486

						3,183,838

First Franklin Mortgage Loan Trust
Series 2004-FFH2, Class B1*(d)	8.82	†	06/25/34	1,155		346,640
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76		03/01/30	3,209		3,048,825
Series 1998-8, Class M1	6.98		09/01/30	5,000		3,087,000
Series 1997-3, Class M1	7.53		03/15/28	4,500		3,150,000

See notes to financial statements.

6

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Series 1997-6, Class A9	7.55%		01/15/29	$2,191	$2,274,567
Series 1995-6, Class M1	8.10		09/15/26	8,650	8,561,242

					20,121,634

Harborview Mortgage Loan Trust
Series 2005-14, Class B4*(b)	5.58		12/19/35	1,178	957,567
Series 2005-1, Class B4*(b)(d)	7.07	†	03/19/35	1,162	1,038,115
Series 2005-1, Class B5*(b)(d)	7.07	†	03/19/35	1,676	1,364,340
Series 2005-1, Class B6*(b)(d)	7.07	†	03/19/35	2,017	463,991
Series 2005-2, Class B4*(b)(d)	7.07	†	05/19/35	2,819	2,479,048

					6,303,061

Mid-State Trust
Series 10, Class B	7.54		02/15/36	1,652	1,467,284
Series 2004-1, Class M2	8.11		08/15/37	2,531	2,593,472

					4,060,756

Structured Asset Investment Loan Trust
Series 2004-8, Class B1(d)	7.82	†	09/25/34	2,000	1,968,346

Structured Asset Securities Corporation
Series 2005-6, Class B5	5.34	†	05/25/35	973	766,090
Series 2005-6, Class B6	5.34	†	05/25/35	973	604,018
Series 2005-6, Class B7	5.34	†	05/25/35	653	182,869

					1,552,977

Vanderbilt Mortgage Finance, Inc.
Series 2001-B, Class A5	6.96		09/07/31	2,000	1,896,838

Total Housing Related Asset-Backed Securities (Cost – $54,535,985)					48,423,745

Non-Housing Related Asset-Backed Securities – 1.8%
Aerco Ltd.
Series 2A, Class A3*(b)	5.78	†	07/15/25	3,339	2,838,206
Airlines Pass Through Trust
Series 1R, Class A8	5.70	†	03/15/19	2,232	2,170,688
Global Rated Eligible Assets Trust
Series 1998-A, Class A1	7.33		09/15/07	1,560	1
Securitized Multiple Asset Rated Trust
Series 1997-2, Class A(c)	8.24		10/01/12	2,265	1

Total Non-Housing Related Asset-Backed Securities (Cost – $4,897,728)					5,008,896

Franchise Securities – 0.1%
Franchisee Loan Receivable Trust
Series 1995-B, Class A* (cost $816,117)	9.33	†	01/15/11	813	297,855

See notes to financial statements.

7

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Collateralized Debt Obligations – 3.4%
Anthracite CDO I Ltd.
Series 2002-CIBA, Class CFL*(b)	6.57%		05/24/37	$5,000	$5,100,195
Apidos CDO
Series 2005-2A, Class B*(b)	6.18		12/21/18	2,000	1,965,000
Porter Square CDO I Limited
Series 1A, Class C*(b)	9.17	†	08/15/38	2,000	2,040,000

Total Collateralized Debt Obligations (Cost – $8,959,336)					9,105,195

Total Asset-Backed Securities (Cost – $69,209,166)					62,835,691

COMMERCIAL MORTGAGE BACKED SECURITIES – 24.1%
Banc America Commercial Mortgage Trust
Series 2006-2, Class J*	5.48		05/10/45	332	272,896
Series 2007-2, Class K*	5.70		04/10/49	5,000	4,284,720

					4,557,616

Bear Stearns Commercial Mortgage Securities
Series 2006-PWR13, Class J*	5.26		09/11/41	896	720,897
Series 2006-PWR13, Class K	5.26		09/11/41	693	511,546
Series 2006-PWR11, Class H*	5.63		03/11/39	1,700	1,484,483
Series 2006-PWR13, Class H*	6.03		09/11/41	4,083	3,683,180
Series 1999-C1, Class D*	6.53		02/14/31	5,000	5,222,210

					11,622,316

CD 2006 CD2
Series 2006-CD2, Class J*(b)	5.47		01/11/46	1,000	870,287
Commercial Mortgage Asset Trust
Series 1999-C1, Class C	7.35		01/17/32	2,000	2,183,468
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1*(b)	6.75		06/20/31	1,784	1,847,661
Credit Suisse First Boston Mortgage
Series 2004-C5, Class J*(b)	4.65	†	11/15/37	1,000	860,014
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*	5.15		09/15/39	684	568,011
Series 2006-C4, Class M*	5.15		09/15/39	754	602,713
Series 2006-C1, Class K*(b)	5.74		12/15/16	4,715	4,136,682
Series 2006-C4, Class K*(b)	6.30		09/15/36	4,950	4,584,621

					9,892,027

See notes to financial statements.

8

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
GM Building Mezzanine Loan(g)	6.00%		02/10/10	$5,000	$4,805,000
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB14, Class H*(b)	5.72		12/12/44	2,300	2,036,496
JP Morgan Commercial Mortgage Finance Corp.
Series 1999-C8, Class C	7.42	†	07/15/31	5,000	5,196,170
LB-UBS Commercial Mortgage Trust
Series 2002-C2, Class L*(b)	5.68		07/15/35	5,300	5,055,050
LNR CDO V Limited
Series 2007-1A, Class F(b)	6.77	†	12/26/49	3,750	3,451,252
Morgan Stanley Capital I
Series 2006-TOP21, Class H*(b)	5.30		10/12/52	1,500	1,269,359
Series 2006-IQ11, Class J*(b)	5.53		06/15/42	256	205,691

					1,475,050

Nationslink Funding Corp.
Series 1998-2, Class F*(b)	7.11		08/20/30	4,840	5,001,888
UBS 400 Atlantic Street Mortgage Trust
Series 2002-C1A, Class B3*(b)	7.19		01/11/22	3,000	3,203,010
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H*(b)	5.48		10/15/41	4,000	3,663,444

Total Commercial Mortgage Backed Securities (Cost – $65,913,022)					65,720,749

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 13.4%
Subordinated Collateralized Mortgage Obligations – 13.4%
Banc of America Alternative Loan Trust
Series 2004-3, Class 30B6	5.50		04/25/34	284	22,722
Banc of America Funding Corporation
Series 2003-3, Class B4	5.47	†	10/25/33	895	743,281
Series 2003-3, Class B5	5.47	†	10/25/33	895	589,378
Series 2003-3, Class B6	5.47	†	10/25/33	898	323,415

					1,656,074

Banc of America Mortgage Securities, Inc.
Series 2005-4, Class B4	5.50		05/25/35	534	433,101
Series 2005-4, Class B5	5.50		05/25/35	401	251,592
Series 2005-4, Class B6	5.50		05/25/35	268	88,296
Series 2005-5, Class 30B4	5.50		06/25/35	782	633,508
Series 2005-5, Class 30B5	5.50		06/25/35	586	369,445
Series 2005-5, Class 30B6	5.50		06/25/35	587	181,943
Series 2001-4, Class 1B3	6.75		04/20/31	1,435	1,433,303

					3,391,188

See notes to financial statements.

9

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
Countrywide Home Loans
Series 2003-57, Class B3	5.50%		01/25/34	$478	$413,055
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B5*(b)	5.45	†	07/25/35	415	262,738
Series 2005-4, Class B6*(b)	5.45	†	07/25/35	416	122,831

					385,569

First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3	5.82	†	06/25/30	326	324,711
G3 Mortgage Reinsurance Ltd.
Series 1, Class E*(b)	25.32	†	05/25/08	5,465	5,770,741
JP Morgan Mortgage Trust
Series 2003-A2, Class B4	4.88	†	11/25/33	541	494,128
Residential Finance Limited Partnership
Series 2004-B, Class B5*(b)	6.87	†	02/10/36	3,397	3,439,489
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25		02/25/34	588	447,998
Series 2004-S1, Class B3	5.25		02/25/34	216	56,817
Series 2003-S7, Class B2	5.50		05/25/33	660	441,323
Series 2003-S7, Class B3(a)	5.50		05/25/33	941	395,424

					1,341,562

Resix Finance Ltd. Credit-Linked Notes
Series 2005-C, Class B7*(b)	8.42	†	09/10/37	3,906	3,905,949
Series 2004-C, Class B7*(b)	8.82	†	09/10/36	1,442	1,464,043
Series 2003-D, Class B7*(b)	11.07	†	12/10/35	1,871	1,938,702
Series 2003-CB1, Class B8*(b)	12.07	†	06/10/35	1,861	1,931,292
Series 2006-C, Class B11*(b)	12.57	†	07/15/38	999	993,593
Series 2006-C, Class B12*(b)	14.57	†	07/15/38	1,997	1,997,171
Series 2004-A, Class B10*(b)	16.82	†	02/10/36	832	886,496

					13,117,246

Washington Mutual
Series 2005-AR2, Class B11*(b)(d)	6.52	†	01/25/45	3,412	2,712,469
Series 2005-AR2, Class B12*(b)(d)	6.52	†	01/25/45	2,926	585,258

					3,297,727

Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4	5.50		06/25/34	1,736	1,439,800
Series 2004-6, Class B5	5.50		06/25/34	1,042	705,285
Series 2004-6, Class B6	5.50		06/25/34	695	257,040
Series 2002-10, Class B6	6.00		06/25/32	467	321,943

					2,724,068

Total Subordinated Collateralized Mortgage Obligations (Cost – $36,708,969)					36,378,280

Total Non-Agency Residential Mortgage Backed Securities (Cost – $36,708,969)					36,378,280

See notes to financial statements.

10

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

				Notional
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

INTEREST ONLY SECURITIES – 5.7%
Banc of America Commercial Mortgage Inc.
Series 2003-1, Class XP2*(b)(f)	1.60	%†	09/11/36	$49,778	$1,590,807
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP2, Class X2*(b)(f)	1.28	†	02/15/35	74,184	756,677
COMM Commercial Mortgage
Class 2001-J2A, Class EIO*(b)(f)	3.87	†	07/16/34	10,000	2,622,480
Commercial Capital Access One, Inc.
Series 2001-A, Class T1(f)	4.50		02/15/09	18,000	1,348,200
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1*(b)(f)	0.35	†	05/10/36	83,665	3,561,901
GS Mortgage Securities Corp. II
Series 2001-ROCK, Class X1*(b)(f)	0.39	†	05/03/18	248,639	2,178,063
Vendee Mortgage Trust
Series 1997-2, Class IO(f)	0.06	†	06/15/27	33,553	73,816
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1*(b)(f)	0.61	†	11/15/34	81,588	3,415,243

Total Interest Only Securities (Cost – $14,700,413)					15,547,187

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS – 9.6%
Basic Industry – 2.1%
AK Steel Corp.	7.75	06/15/12	400	411,500
Arch Western Finance LLC	6.75	07/01/13	400	398,500
Buckeye Technologies Inc.	8.50	10/01/13	400	419,000
Crown Americas LLC	7.75	11/15/15	400	418,000
Freeport Mcmoran Cooper & Gold	8.38	04/01/17	250	273,125
Georgia-Pacific Corp.	8.13	05/15/11	400	417,000
Hawker Beechcraft Acquisition Co.*(b)	8.50	04/01/15	400	422,000
Huntsman International LLC*(b)	7.88	11/15/14	400	420,500
Lyondell Chemical Co.	6.88	06/15/17	400	400,500
Momentive Performance*(b)	9.75	12/01/14	400	418,000
Mueller Water Products Inc.*(b)	7.38	06/01/17	250	252,685
Owens Brockway Glass Container Inc.	6.75	12/01/14	400	404,000
Peabody Energy Corp.	6.88	03/15/13	250	253,125
Tube City IMS Corp.*(b)	9.75	02/01/15	400	420,000
Westlake Chemical Corp.	6.63	01/15/16	400	394,000

Total Basic Industry (Cost – $5,536,722)				5,721,935

See notes to financial statements.

11

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Capital Goods – 0.7%
Alliant Techsystems Inc.	6.75%	04/01/16	$400	$406,000
Aramark Corp.*(b)	8.50	02/01/15	400	420,500
Manitowoc Co., Inc./ The	7.13	11/01/13	400	412,000
Terex Corp.	7.38	01/15/14	400	417,000
Transdigm Inc.*(b)	7.75	07/15/14	400	416,000

Total Capital Goods (Cost – $2,015,992)				2,071,500

Consumer Cyclical – 0.5%
Avis Budget Car Rental LLC*(b)	7.63	05/15/14	400	415,000
Ford Motor Credit Co.	7.00	10/01/13	400	382,798
Levi Strauss & Co.	9.75	01/15/15	250	271,563
Rite Aid Corp.	7.50	03/01/17	250	249,375

Total Consumer Cyclical (Cost – $1,278,411)				1,318,736

Consumer Non-Cyclical – 0.8%
Constellation Brands Inc.*(b)	7.25	05/15/17	400	402,500
Couche-Tard U.S. LP	7.50	12/15/13	400	414,000
Dean Foods Co.	7.00	06/01/16	400	399,000
Service Corp. Int’l	6.75	04/01/16	400	393,500
Stater Brothers Holdings	8.13	06/15/12	400	416,000
Supervalu Inc.	7.50	11/15/14	200	210,000

Total Consumer Non-Cyclical (Cost – $2,202,457)				2,235,000

Energy – 1.5%
Chesapeake Energy Corp.	6.88	01/15/16	400	406,000
Ferrellgas GRS LP	6.75	05/01/14	400	397,000
Grant Prideco Inc. Series B	6.13	08/15/15	400	396,000
Hanover Compressor Co.	7.50	04/15/13	400	412,000
OPTI Canada Inc.*(b)	8.25	12/15/14	400	425,000
Range Resources Corp.	7.50	05/15/16	400	418,000
Sabine Pass LNG LP*(b)	7.50	11/30/16	400	410,000
SESI LLC	6.88	06/01/14	400	402,000
VeraSun Energy Corp.*(b)	9.38	06/01/17	400	398,500
Whiting Petroleum Corp.	7.25	05/01/13	400	391,000

Total Energy (Cost – $3,979,066)				4,055,500

Finance & Investment – 0.0%
Deluxe Corp.*(b)	7.38	06/01/15	100	101,500

(Cost – $100,000)

See notes to financial statements.

12

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Media – 1.1%
Charter Communications Operating LLC*(b)	8.38%	04/30/14	$400	$420,000
CSC Holdings Inc.	7.88	02/15/18	500	508,750
Dex Media West LLC/ Dex Media Finance Company*	8.50	08/15/10	400	417,500
Idearc Inc.*(b)	8.00	11/15/16	400	414,500
Intelsat Subsidiary Holding Co. LTD	8.63	01/15/15	400	428,500
Lamar Media Corp.	6.63	08/15/15	400	398,000
Mediacom Broadband LLC	8.50	10/15/15	400	415,000

Total Media (Cost – $2,936,445)				3,002,250

Services Cyclical – 1.2%
AMC Entertainment Inc. Series B	8.63	08/15/12	400	424,500
Festival Fun Parks LLC	10.88	04/15/14	250	255,625
Hilton Hotels Corp.	7.50	12/15/17	400	406,500
Inn of the Mountain Gods Resort & Casino	12.00	11/15/10	400	433,000
Iron Mountain Inc.	8.63	04/01/13	400	411,000
Isle of Capri Casinos Inc.	7.00	03/01/14	400	396,000
Pokagon Gaming Authority*(b)	10.38	06/15/14	400	450,000
Seneca Gaming Corp.	7.25	05/01/12	400	408,000

Total Services Cyclical (Cost – $3,137,852)				3,184,625

Services Non-Cyclical – 0.5%
Allied Waste North America Inc.	6.88	06/01/17	400	407,500
Church & Dwight Company Inc.	6.00	12/15/12	400	393,000
HCA Inc.(b)	9.25	11/15/16	500	548,125

Total Services Non-Cyclical (Cost – $1,317,983)				1,348,625

Technology & Electronics – 0.6%
Flextronics International LTD	6.25	11/15/14	400	387,000
Freescale Semiconductor Inc.*(b)	10.13	12/15/16	400	400,500
Itron Inc.	7.75	05/15/12	400	407,000
Sungard Data Systems Inc.	4.88	01/15/14	400	364,000

Total Technology & Electronics (Cost – $1,549,560)

Telecommunications – 0.6%
Cincinnati Bell Inc.	8.38	01/15/14	400	410,000
Citizens Communications Co.	6.25	01/15/13	400	396,000
Qwest Corp.*(b)	6.50	06/01/17	400	395,500
Windstream Corp.	7.00	03/15/19	400	398,500

Total Telecommunications (Cost – $1,599,243)				1,600,000

Total High Yield Corporate Bonds (Cost – $25,653,731)				26,198,171

See notes to financial statements.

13

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Portfolio of Investments – (Unaudited)
May 31, 2007

		Value
	Shares	(Note 2)

COMMON STOCKS – 0.5%
Anthracite Capital Incorporated (REIT)	27,400	$335,102
MFA Mortgage Investments Incorporated (REIT)	150,000	1,128,000

Total Common Stocks (Cost – $1,458,775)		1,463,102

Preferred Stocks – 0.3%
SL Green Realty Corp., Series C, 7.63%, (REIT)
(Cost $770,075)	29,900	759,460

			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

SHORT TERM INVESTMENT — 0.1%
United States Treasury Bill
(cost $299,468)	4.85%	06/14/07	$300	#	299,486

Total Investments — 121.7% (Cost – $338,523,124)					331,652,944

Liabilities in Excess of Other Assets — (21.7)%					(59,116,090)

NET ASSETS — 100.0%					$272,536,854

*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	—	Variable Rate Security: Interest rate is the rate in effect May 31, 2007.
(a)	—	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
(b)	—	Private placement.
(c)	—	This issue is currently making only partial interest payments.
(d)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(e)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)	—	Interest rate is based on the notional amount of the underlying mortgage pools.
(g)	—	Represents investment in Mezzanine Loans.
#	—	Portion or entire principal amount held as collateral for open future contracts (Note 7).
CDO	—	Collateralized Debt Obligation
REIT	—	Real Estate Investment Trust
TBA	—	Settlement is on a delayed delivery or when-issued basis with a final maturity To Be Announced.
@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).

See notes to financial statements.

14

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Statement of Assets and Liabilities – (Unaudited)
May 31, 2007

Assets:
Investments in securities, at market (cost $333,685,508) (Note 2)	$326,847,944
Investments in Mezzanine loans, (cost $4,837,616)	4,805,000

Total Investments (cost $338,523,124)	331,652,944
Cash	1,160,183
Interest and dividends receivable	2,293,178
Receivable for investments sold	7,744,790
Principal paydowns receivable	80,030
Prepaid expenses and other assets	87,868

Total assets	343,018,993

Liabilities:
Reverse repurchase agreements (Note 5)	53,571,389
Interest payable for reverse repurchase agreements (Note 5)	63,547
Payable for investments purchased	14,591,808
Unrealized depreciation on swap contracts (Note 7)	2,007,982
Payable for variation margin	23,281
Investment advisory fee payable (Note 3)	151,118
Administration fee payable (Note 3)	47,153
Accrued expenses and other liabilities	25,861

Total liabilities	70,482,139

Net Assets (equivalent to $8.83 per share based on 30,876,980 shares issued and outstanding)	$272,536,854

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6)	$308,770
Additional paid-in capital (Note 6)	301,454,980
Accumulated undistributed net investment income	4,305,058
Accumulated net realized loss	(24,476,313)
Net unrealized depreciation on investments, swaps contracts and futures	(9,055,641)

Net assets applicable to capital stock outstanding	$272,536,854

See notes to financial statements.

15

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Statement of Operations – (Unaudited)
For the Six Months Ended May 31, 2007
For the Six Months Ended May 31, 2007

Investment Income (Note 2):
Interest	$14,802,704
Dividends	118,156

14,920,860

Expenses:
Investment advisory fee (Note 3)	901,426
Administration fee (Note 3)	281,351
Insurance	75,254
Reports to stockholders	56,295
Directors’ fees	40,494
Custodian	35,969
Accounting and tax services	32,411
Transfer agency	19,076
Registration fees	14,373
Legal	12,552
Miscellaneous	12,016

Total operating expenses	1,481,217
Interest expense on reverse repurchase agreements (Note 5)	2,181,294

Total expenses	3,662,511

Net investment income	11,258,349

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net realized gain (loss) on:
Investment transactions	208,529
Swap contracts	121,990
Futures transactions	(155,627)

Net realized gain on investment transactions, swap contracts and futures transactions	174,892

Net change in unrealized appreciation/depreciation on:
Investments	(7,282,310)
Swap contracts	(2,260,488)
Futures	(243,427)

Net change in unrealized depreciation on investments, swap contracts and futures	(9,786,225)

Net realized and unrealized loss on investments, swap contracts and futures	(9,611,333)

Net increase in net assets resulting from operations	$1,647,016

See notes to financial statements.

16

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Statements of Changes in Net Assets

	For the Six Months
	Ended	For the Year
	May 31, 2007	Ended
	(Unaudited)	November 30, 2006

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$11,258,349	$20,218,108
Net realized gain on investment transactions, swap contracts and futures transactions	174,892	1,568,277
Net change in unrealized appreciation/depreciation on investments, swap contracts and futures	(9,786,225)	7,618,827

Net increase in net assets resulting from operations	1,647,016	29,405,212

Dividends to Stockholders (Note 2):
Net investment income	(11,108,637)	(22,189,292)

Capital Stock Transactions (Note 6):
Net asset value of shares issued through dividend reinvestment (32,808 and 30,735 shares, respectively)	294,719	277,475

Net increase from capital stock transactions	294,719	277,475

Total increase (decrease) in net assets	(9,166,902)	7,493,395
Net Assets:
Beginning of period	281,703,756	274,210,361

End of period (including undistributed net investment income of $4,305,058 and $3,314,052, respectively)	$272,536,854	$281,703,756

See notes to financial statements.

17

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Statement of Cash Flows – (Unaudited)
For the Six Months Ended May 31, 2007

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,647,016
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(76,482,101)
Proceeds from disposition of long-term portfolio investments and principal paydowns	123,405,070
Sales of short-term portfolio investments, net	27,013
Decrease in interest and dividends receivable	308,350
Increase in receivable for investments sold and paydowns	(7,008,508)
Increase in prepaid expenses and other assets	(87,868)
Decrease in variation margin receivable/payable	60,562
Decrease in interest payable for reverse repurchase agreements	(108,940)
Increase in payable for investments purchased	13,191,808
Increase in investment advisory fee payable	1,456
Increase in administration fee payable	428
Decrease in accrued expenses and other liabilities	(72,400)
Net amortization and paydown losses on investments	249,829
Unrealized depreciation on investments	7,282,310
Unrealized depreciation on swaps	2,260,488
Net realized gain on investment transactions	(208,529)

Net cash provided by operating activities	64,465,984

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(54,144,861)
Dividends paid to stockholders, net of reinvestments	(10,813,918)

Net cash used for financing activities	(64,958,779)

Net decrease in cash	(492,795)
Cash at beginning of period	1,652,978

Cash at end of period	$1,160,183

Noncash financing activities not included herein consist of reinvestment of dividends of $294,719.
Interest payments for the six months ended May 31, 2007, totaled $2,290,234.
Cash at end of period includes $560,000 received from margin requirements on swap contracts.

See notes to financial statements.

18

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Financial Highlights

	For the
	Six Months
	Ended		For the Year Ended November 30,
	May 31, 2007
	(Unaudited)		2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$9.13		$8.90	$9.15	$9.29	$9.24	$9.17

Net investment income	0.36		0.66	0.79	0.79	0.85	0.89
Net realized and unrealized gains (losses) on investments, short sales, futures and swap contracts	(0.30)		0.29	(0.21)	(0.03)	0.10	0.08

Net increase in net asset value resulting from operations	0.06		0.95	0.58	0.76	0.95	0.97

Net effect of shares repurchased	—		—	—	—	—	—	*

Dividends from net investment income	(0.36)		(0.72)	(0.83)	(0.90)	(0.90)	(0.90)

Net asset value, end of period	$8.83		$9.13	$8.90	$9.15	$9.29	$9.24

Market price, end of period	$8.9400		$9.1900	$8.2200	$10.2900	$10.1600	$9.2800

Total Investment Return+	1.24%	(1)	21.37%	(12.63)%	11.31%	20.43%	19.39%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000’s)	$272,537		$281,704	$274,210	$281,535	$285,149	$282,568
Operating expenses	1.07%	(2)	1.14%	1.08%	1.10%	1.15%	1.05%
Interest expense	1.57%	(2)	1.76%	1.41%	0.61%	0.47%	0.84%
Total expenses	2.64%	(2)	2.90%	2.49%	1.71%	1.62%	1.89%
Net investment income	8.12%	(2)	7.36%	8.68%	8.55%	9.10%	9.62%
Portfolio turnover rate	21%	(1)	81%	43%	80%	89%	61%

+	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

(1)	Not Annualized

(2)	Annualized

See notes to financial statements.

19

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

1.     The Fund
The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”) (formerly The Hyperion Total Return Fund, Inc.), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.
The Fund’s investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.     Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available (approximately 27% of the investments in securities held by the Fund at May 31, 2007) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.
Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the

20

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.
Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
Swap Agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 7 for a summary of all open swap agreements as of May 31, 2007.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, Hyperion Brookfield Asset Management Inc. (formerly Hyperion Capital Management, Inc.)

21

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

(the “Advisor”) will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.
Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
3.     Investment Advisory Agreements and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the six months ended May 31, 2007, the Advisor earned $901,426 in investment advisory fees.
The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (formerly “Hyperion Capital Management, Inc.) (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the

22

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the six months ended May 31, 2007, the Administrator earned $281,351 in administration fees. The administrator is responsible for any fees due the Sub-Administrator, except NQ filing fees.
Certain officers and directors of the Fund are officers and/or directors of the Advisor or the Administrator.
4.     Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the six months ended May 31, 2007, were $16,718,397 and $27,514,682, respectively. Purchases and sales of U.S. Government securities, for the six months ended May 31, 2007 were $59,344,922 and $96,887,969, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.
5.     Borrowings
The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
At May 31, 2007, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$4,935,000	Bear Stearns, 5.30%, dated 5/14/07, maturity date 6/14/07	$4,957,523
9,826,389	Goldman Sachs, 4.20%, dated 5/30/07, maturity date 6/1/07	9,828,682
9,820,000	Goldman Sachs, 5.29%, dated 5/22/07, maturity date 6/25/07	9,869,062
3,416,000	Greenwich, 5.29%, dated 5/30/07, maturity date 6/28/07	3,430,557
6,755,000	Greenwich, 5.29%, dated 5/30/07, maturity date 6/28/07	6,783,786
3,080,000	Lehman Brothers, 5.29%, dated 5/17/07, maturity date 6/18/07	3,094,483
3,356,000	Lehman Brothers, 5.30%, dated 5/24/07, maturity date 6/27/07	3,372,799
8,261,000	Merrill Lynch, 5.29%, dated 5/21/07, maturity date 6/21/07	8,298,631
4,122,000	Merrill Lynch, 5.29%, dated 5/21/07, maturity date 6/21/07	4,140,777

$53,571,389

	Maturity Amount, Including Interest Payable	$53,776,300

	Market Value of Assets Sold Under Agreements	$54,975,923

	Weighted Average Interest Rate	5.09%

The average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2007, was approximately $84,878,415 at a weighted average interest rate of 5.14%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $107,888,737 as of December 1, 2006, which was 27.68% of total assets.

23

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

6.     Capital Stock
There are 50 million shares of $0.01 par value common stock authorized. Of the 30,876,980 shares outstanding at May 31, 2007, the Advisor owned 60,912 shares.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.
For the six months ended May 31, 2007 and year ended November 30, 2006, no shares have been repurchased. All shares repurchased have been retired. Since inception of the stock repurchase program 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value.
The Fund issued to its stockholders of record as of the close of business on August 27, 2001 transferable rights to subscribe for up to an aggregate 7,644,525 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held at the subscription price $8.10 per share. During September 2001, the Fund issued, in total, 7,644,525 shares of Common Stock on exercise of such Rights. Rights offering costs of $515,977 and brokerage and deal-manager commissions of $2,322,025 were charged directly against the proceeds of the Offering. An adjustment of $16,696 related to such offering costs was credited to paid-in capital during the year ended November 30, 2002.
7.     Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
There was no written option activity for the six months ended May 31, 2007.

24

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

As of May 31, 2007, the following swap agreements were outstanding:

			Net Unrealized
	Expiration		Appreciation/
Notional Amount	Date	Description	(Depreciation)

$5,000,000	10/15/48	Agreement with Bear Stearns, dated 11/28/06 to receive monthly the notional amount multiplied by 0.750% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on WBCMT 2006-C28J.	$(578,597)
2,500,000	9/11/42	Agreement with Bear Stearns, dated 11/2/05 to receive monthly the notional amount multiplied by 2.100% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on BSCMS 2005-PWR9K.	85,038
10,000,000	10/12/52	Agreement with Bear Stearns, dated 3/6/07 to receive monthly the notional amount multiplied by 1.340% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on CMBX-2006-BBB-I.	143,941
5,000,000	10/12/41	Agreement with Greenwich Capital, dated 12/1/06 to receive monthly the notional amount multiplied by 0.750% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on BSCMS 2006-T24H.	(425,909)
5,000,000	8/12/41	Agreement with Greenwich Capital, dated 12/1/06 to receive monthly the notional amount multiplied by 0.750% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on MSC 2006-T23H.	(483,910)
5,000,000	2/15/39	Agreement with Royal Bank of Scotland, dated 8/11/06 to receive monthly the notional amount multiplied by 1.080% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on CSMC 2006 C1K.	117,712
10,000,000	3/15/49	Agreement with Royal Bank of Scotland, dated 2/28/07 to receive monthly the notional amount multiplied by 0.870% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on CMBX-2006-BBB-2.	(621,069)
2,000,000	5/25/46	Agreement with Royal Bank of Scotland, dated 2/27/07 to receive monthly the notional amount multiplied by 2.420% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on ABX.HE.BBB-06-2.	(528,056)
2,000,000	8/25/37	Agreement with Royal Bank of Scotland, dated 3/13/07 to pay monthly the notional amount multiplied by 3.890% and receive in the event of a write down, failure to pay a principal payment or an interest shortfall on ABX.HE.BBB-07-1.	622,652
20,000,000	4/10/12	Agreement with J.P. Morgan Chase, dated 3/28/07 to receive semi- annually the notional amount multiplied by 4.962% and pay quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	(339,784)

			$(2,007,982)

25

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

As of May 31, 2007, the following futures contracts were outstanding:
Long:

Notional			Cost at	Value at	Unrealized
Amount	Type	Expiration Date	Trade Date	May 31, 2007	Depreciation

$4,400,000	10 Yr. U.S. Treasury Note	September 2007	$4,724,143	$4,680,500	$(43,643)
Short:

Notional			Cost at	Value at	Unrealized
Amount	Type	Expiration Date	Trade Date	May 31, 2007	Depreciation

$19,700,000	5 Yr. U.S. Treasury Note	September 2007	$20,708,024	$20,574,188	$(133,836)
8.     Federal Income Tax Information
The below information is based upon financial data and book/tax differences as of May 31, 2007. As a result, the amounts provided may change based upon year-end information.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.
During the period ended May 31, 2007, the tax character of the $11,108,637 of distributions paid was entirely from ordinary income. During the year ended November 30, 2006, the tax character of the $22,189,292 of distributions paid was also entirely from ordinary income.
At May 31, 2007, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed tax ordinary income	$4,315,265
Accumulated capital loss	(24,653,792)
Tax basis unrealized depreciation	(8,888,369)

Total	$(29,226,896)

The differences between book and tax basis unrealized depreciation is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.
Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at May 31, 2007 was $338,523,124. Net unrealized depreciation was $6,870,180 (gross unrealized appreciation — $4,992,408; gross unrealized depreciation — $11,862,588). At May 31, 2007, the Fund had a capital loss carryforward of $24,653,792, of which $4,541,146 expires in 2007, $3,003,624 expires in 2008, $8,349,330 expires in 2009, $3,566,846 expires in 2010, $2,216,675 expires in 2013, $1,719,287 expires in 2014, and $1,256,884 expires in 2015, available to offset any future gains, to the extent provided by regulations.
Capital Account Reclassification: At May 31, 2007, the Fund’s undistributed net investment income was increased by $841,294 with an offsetting increase in accumulated net realized loss. These adjustments were primarily the result of current period paydown reclassifications and swap interest income (expense) reclassifications.
9.     Subsequent Events
Dividend: The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend	Record	Payable
Per Share	Date	Date

$0.060	06/12/07	06/28/07
$0.060	07/17/07	07/26/07

26

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

Effective as of July 13, 2007, John Dolan retired as portfolio manager and officer of the Advisor and resigned as Vice President of the Fund. The Board has appointed John J. Feeney, Jr. as the new Vice President of the Fund, and Michelle Russell Dowe has taken over as portfolio manager of the Fund.
10.     Contractual Obligations
The Fund enters into contracts that contain a variety of indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11.     New Accounting Pronouncement
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. As of May 31, 2007, the Fund has not completed its evaluation of the impact, if any, that will result from adopting FIN 48.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS no. 157 applies to fair value measurements already required or permitted by existing standards. SFAS no. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Fund has not completed it evaluation of the impact of the adoption of SFAS No. 157 and the impact on the amounts reported in the financial statements.

27

________________________________________________________________________________

COMPLIANCE CERTIFICATIONS (Unaudited)

On April 27, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

28

________________________________________________________________________________

PROXY RESULTS (Unaudited)

During the six months ended May 31, 2007, The Hyperion Brookfield Total Return Fund, Inc. (formerly The Hyperion Total Return Fund, Inc.) stockholders voted on the following proposal at a stockholders’ meeting on April 17, 2007. The description of the proposal and number of shares voted are as follows:

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

1. To elect to the Fund’s Board of Directors Rodman L. Drake	28,116,399	0	371,029

29

________________________________________________________________________________

BOARD CONSIDERATIONS RELATING TO THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 20, 2007, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Hyperion Brookfield Asset Management, Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interest of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund’s advisory agreement. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s respective codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manage the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to information provided by Morningstar that compared the Fund’s performance with nine similar funds for the 1, 3 and 5 year periods as of January 31, 2007. The Board noted that the Fund outperformed the comparable funds for all periods, and the Board concluded that the Fund’s performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Hyperion fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund’s total advisory and administrative fee was three basis points higher than the median and that the Fund’s total expenses were at the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.
After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

30

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Brookfield Total Return Fund, Inc. (formerly The Hyperion Total Return Fund, Inc.)(the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Disinterested Director
Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Chairman Elected December 2003 Director since July 1989, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (April 2006- Present); Director of Student Loan Corporation (“STU”) (2005-Present); Director Apex Silver Corp (“SIL”) 2007-Present; General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director, Jackson Hewitt Tax Services Inc. (“JTX”) (2004-Present); Director of Animal Medical Center (2002- Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-Present); Trustee of Excelsior Funds (1994-Present).	4
Disinterested Directors
Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 71	Director since December 1998, Member of the Audit Committee, Member of Nominating and Compensation Committee, Member of Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998- Present); President of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-Present).	4

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director since April 2006, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or its affiliates (2006- Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	4

31

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Interested Director
Class III Director to serve until 2008 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Director since April 2004, Member of Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present), Chief Executive Officer (1998-2007), President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President, Chief Executive Officer and Director of Crystal River Capital, Inc., (“CRZ”) (2005- Present); President and Director of several investment companies advised by the Advisor or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	4
Disinterested Director
Class III Director to serve until 2008 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director since September 2005, Chairman of the Audit Committee, Member of Compensation and Nominating Committee Elected for Two Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2005- Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004- Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	4

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

32

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
(formerly THE HYPERION TOTAL RETURN FUND, INC.)
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund**

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Fund	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 54	President	Elected Annually Since April 1993	Please see “Information Concerning Directors.”
John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 48	Vice President	Elected Annually Since July 2007	Director (2002-Present), Chief Executive Officer (February 2007-Present), President (2006- Present) and Director of Marketing (1997-2006) of the Advisor; Vice President of several investment companies advised by the Advisor (July 2007-Present); Executive Vice President and Secretary of Crystal River Capital, Inc. (“CRZ”) (2005-2007).
Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 48	Treasurer	Elected Annually Since February 1998	Managing Director of Brookfield Operations and Management Services, LCC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002- 2006) of the Advisor (1995-2006); Treasurer of several investment companies advised by the Advisor (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 38	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (October 2006-Present) of the Advisor; Vice President, General Counsel and Secretary of Crystal River Capital, Inc., (“CRZ”) (November 2006-Present); Secretary of several investment companies advised by the Advisor (November 2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998- October 2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Vice President, Compliance Officer Officer (July 2005-August 2006), Assistant General Counsel (July 2006-Present) and CCO (September 2006- Present) of the Advisor; CCO of several investment companies advised by the Advisor (November 2006-Present); Assistant Secretary of Crystal River Capital, (“CRZ”) (April 2007- Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

**	See Subsequent Events — Note 9.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746

33

________________________________________________________________________________

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

34

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION BROOKFIELD ASSET
MANAGEMENT, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010
For General Information about the Fund:
1 (800) HYPERION
SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Stockholder Services:
1 (800) 937-5449
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
Two Penn Center, Suite 820
Philadelphia, Pennsylvania 19102
LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.
Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John J. Feeney, Jr.
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer

* Audit Committee Members

The Financial information included herein is taken from records of the Fund without audit by the Fund’s independent auditors, who do not express an opinion thereon.
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The Hyperion Brookfield Total Return Fund, Inc. (formerly The Hyperion Total Return Fund, Inc.)
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

PART C — OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
(1)	FINANCIAL STATEMENTS
(i)	Portfolio of Investments as of November 30, 2006 (Audited);

(ii)	Statement of Assets and Liabilities as of November 30, 2006 (Audited);

(iii)	Statement of Operations for the fiscal year ended November 30, 2006 (Audited);

(iv)	Statement of Cash Flows for the fiscal year ended November 30, 2006 (Audited);

(v)	Statement of Changes in Net Assets for the fiscal years ended November 30, 2006 and 2005 (Audited);

(vi)	Notes to Financial Statements for the fiscal year ended November 30, 2006;

(vii)	Report of Independent Accountants dated January 17, 2007;

(viii)	Portfolio of Investments as of May 31, 2007 (Unaudited);

(ix)	Statement of Assets and Liabilities as of May 31, 2007 (Unaudited);

(x)	Statement of Operations for the six-month period ended May 31, 2007 (Unaudited);

(xi)	Statement of Cash Flows for the six-month period ended May 31, 2007 (Unaudited);

(xii)	Statement of Changes in Net Assets for the six-month period ended May 31, 2007 (Unaudited); and

(xiii)	Notes to Financial Statements May 31, 2007.
          Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.
(2)	EXHIBITS
(a)	(1) Articles of Incorporation of the Registrant dated May 25, 1989.*
(2)	Articles of Amendment of the Registrant dated July 21, 1989.**

(3)	Articles of Amendment of the Registrant dated May 8, 2007 (filed herewith).
(b)	By-Laws of the Registrant.***

(c)	Not applicable

(d)	Subscription Certificate and Notice of Guaranteed Delivery (To be filed by amendment).

(e)	Terms and Conditions of Dividend Reinvestment Plan.**

(f)	Not applicable

(g)	Advisory Agreement between Registrant and Hyperion Brookfield Asset Management Inc. dated April 28, 2005 (filed herewith).

(h)	Form of Dealer Management Agreement (To be filed by amendment).

(i)	Not applicable

(j)	Custodian Contract between the Registrant and State Street Bank and Trust Company dated August 2, 1989 and amended on September 27, 1996.**

(k)	(1) Administration Agreement between Registrant and Hyperion Capital Management, Inc. dated December 1, 1996.*
(2)	Sub-Administration Agreement between Hyperion Capital Management, Inc. and State Street Bank and Trust Company dated May 23, 2000.*

(3)	Amendment No. 1 to Sub-Administration Agreement (filed herewith).

(4)	Amendment No. 2 to Sub-Administration Agreement (filed herewith).

(5)	Amendment No. 3 to Sub-Administration Agreement (filed herewith).

(6)	Amendment No. 4 to Sub-Administration Agreement (filed herewith).

(7)	Form of Subscription Agent Agreement (To be filed by amendment).

(8)	Form of Information Agency Agreement (To be filed by amendment).

(9)	Form of Registrar, Transfer Agency and Service Agreement (To be filed by amendment).
(l)	Legal Opinion as to legality of securities being registered (To be filed by amendment).

(m)	Not applicable

(n)	Auditor consent (To be filed by amendment).

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Code of ethics of Registrant (filed herewith).

(s)	Powers of Attorney for Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. (filed as part of the signature page to this Registration Statement)

*	Filed with Registrant’s Registration Statement on Form N-2 on July 12, 2001 (File Nos. 333-64994 and 811-05820).

**	Filed with Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 on August 10, 2001 (File Nos. 333-64994 and 811-05820).

**	Filed with Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 on August 17, 2001 (File Nos. 333-64994 and 811-05820).
ITEM 26. MARKETING ARRANGEMENTS
     See Exhibit (h) of Item 25(2) of this Registration Statement.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
     The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:

Registration fees	$	*
Financial Industry Regulatory Authority, Inc. fee	$	*
New York Stock Exchange listing fee	$	*
Printing (other than stock certificates)	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Dealer Managers’ expense reimbursement	$	*
Information Agent fees and expenses	$	*
Subscription Agent fees and expenses	$	*
Miscellaneous	$	*

Total	$	*

*	To be filed by amendment
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
     None.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES (as of                     )

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common Stock

ITEM 30. INDEMNIFICATION
     Under Registrant’s Articles of Incorporation and By-Laws, the directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or director against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
     Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Charter of a Maryland Corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its shareholders for money damages in certain instances. The Registrant’s Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Registrant shall be personally liable to the Registrant or its shareholders for money damages. The Registrant’s Articles of Incorporation also provide that no amendment of the Registrant’s Articles of Incorporation or repeal of any of it’s provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.
     The Underwriting Agreement filed in response to Item 25(2)(h) contains provisions requiring indemnification of the Registrant’s underwriters by the Registrant.
     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
     The description of the business of Hyperion Brookfield Asset Management, Inc. is set forth under the caption “The Investment Adviser” in the Prospectus forming part of this Registration Statement.
     The information as to the Directors and officers of Hyperion Brookfield Asset Management, Inc. set forth in Hyperion Brookfield Asset Management, Inc.’s Form ADV filed with the Securities and Exchange Commission on July 16, 2007, (File No. 801-34605) and, as amended through the date hereof, is incorporated herein by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Registrant:	The Hyperion Brookfield Total Return Fund, Inc. Three World Financial Center, 200 Vesey Street, 10th Floor New York, New York 10281-1010

Investment Adviser:	Hyperion Brookfield Asset Management, Inc. Three World Financial Center, 200 Vesey Street, 10th Floor New York, New York 10281-1010

Transfer Agent for Common Stock:	American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

Custodian and Fund Accounting Agent:	State Street Bank and Trust Company Two Avenue de Lafayette Boston, Massachusetts 02116
ITEM 33. MANAGEMENT SERVICES
Not applicable.
ITEM 33. UNDERTAKINGS
1. Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if:
     (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or
     (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.
2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	Registrant hereby undertakes that:

     (a) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.
     (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6. Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 28th day of August, 2007.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.
By:	/s/ Clifford E. Lai
Clifford E. Lai
President

     Know all men by these presents that each member of the Board of Directors of The Hyperion Brookfield Total Return Fund, Inc. whose signature appears below, hereby severally constitutes and appoints Clifford E. Lai as his or her true and lawful attorney and agent with full power to sign for him or her in the capacity indicated below, on any or all amendments to this Registration Statements, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or incidental to the performance and execution of the powers herein granted, and hereby ratifies and confirms his or her signature as it may be signed by said attorney and agent.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Clifford E. Lai	President and Director
Clifford E. Lai	(Principal Executive Officer)	August 28, 2007

/s/ Thomas F. Doodian	Treasurer (Principal Financial
Thomas F. Doodian	and Accounting Officer)	August 28, 2007

/s/ Robert F. Birch	Director	August 28, 2007
Robert F. Birch

/s/ Rodman L. Drake	Chairman and Director	August 28, 2007
Rodman L. Drake

SIGNATURE	TITLE	DATE

/s/ Stuart A. McFarland	Director	August 28, 2007
Stuart A. McFarland

/s/ Louis P. Salvatore	Director	August 28, 2007
Louis P. Salvatore

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

(a)(3)	Articles of Amendment of the Registrant dated May 8, 2007.

(g)	Advisory Agreement between Registrant and Hyperion Brookfield Asset Management Inc. dated April 28, 2005.

(k)(3)	Amendment No. 1 to Sub-Administration Agreement.

(k)(4)	Amendment No. 2 to Sub-Administration Agreement.

(k)(5)	Amendment No. 3 to Sub-Administration Agreement.

(k)(6)	Amendment No. 4 to Sub-Administration Agreement.

(r)	Code of ethics of Registrant.